Rochester Fund Municipals

Prospectus dated April 30, 2002

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Rochester Funds [logo]

Rochester Fund Municipals is a diversified mutual fund. It seeks as high a level of income exempt from federal income tax and New
York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital.

         This Prospectus contains important information about the Fund's objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this
Prospectus carefully before you invest and keep it for future reference about your account.

[logo] OppenheimerFunds, Inc.
The Right Way to Invest

7

Contents

                  About the Fund
---------------------------------------------------------------------------------------------------------------------------------------

                  The Fund's Investment Objective and Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

         About Your Account
---------------------------------------------------------------------------------------------------------------------------------------

                  How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Class Y Shares

                  Special Investor Services
                  AccountLink
                  PhoneLink
                  OppenheimerFunds Internet Website

                  How to Sell Shares
                  By Wire
                  By Mail
                  By Telephone
                  By Checkwriting

                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends and Tax Information

                  Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S  INVESTMENT  OBJECTIVE?  The Fund seeks to provide as high a level of income exempt from federal  income tax and New
York State and New York City personal  income taxes as is consistent  with its investment  policies and prudent  investment  management while seeking preservation of shareholders' capital.

WHAT DOES THE FUND MAINLY INVEST IN? To seek its investment objective:
o        As a  fundamental  policy,  under normal  market  conditions,  the Fund  invests at least 80% of its net assets in  tax-exempt securities, and
o        At least  75% of the  Fund's  investments  in  tax-exempt  obligations  must be  investment  grade.  That  means  they must be securities rated in the four highest rating categories of a  nationally-recognized  rating  organization or unrated securities assigned a comparable rating by the Fund's investment Manager, OppenheimerFunds, Inc.

         The  Fund's  tax-exempt  investments  can  include a wide  variety of debt  obligations  (which  are  referred  to as New York municipal securities in this Prospectus), including securities issued by:
o        The State of New York or its political subdivisions (towns and counties, for example),
o        Agencies, public authorities and instrumentalities (these are state-chartered corporations) of the State of New York,
o        Territories,  commonwealths and possessions of the United States (for example,  Puerto Rico, Guam and the Virgin Islands) that pay  interest  that is exempt  from  federal  income tax and New York State and New York City  personal  income  taxes (in the opinion of the issuer's legal counsel when the security is issued).

         The Fund's investments have no maturity limitations and can include municipal bonds (long-term obligations), municipal notes
(short-term obligations), and interests in municipal leases. However, the Fund currently focuses on longer-term securities to seek higher yields.  The Fund can buy general obligation bonds as well as "private activity" municipal securities that pay income subject to alternative minimum taxation. To the extent the Fund invests in securities that may pay interest subject to alternative minimum taxation, those securities will be counted towards the Fund's policy regarding minimum investments in tax-exempt securities as described above. A substantial percentage of the municipal securities the Fund buys may be "callable," allowing the issuer of the securities to redeem them before their maturity date. The Fund also uses certain derivative investments such as "inverse floaters"
and variable rate obligations to try to increase income.  These investments are more fully explained in "About the Fund's
Investments," below.

HOW DO THE PORTFOLIO  MANAGERS  DECIDE WHAT  SECURITIES TO BUY OR SELL? In selecting  securities for the Fund,  the portfolio  managers generally  look for triple  tax-exempt  municipal  securities  using a variety of  factors,  which may change over time and may vary in particular cases. Currently, the portfolio managers focus on:
o        Finding primarily investment-grade securities that offer high income opportunities.
o        Buying a wide range of securities of different  issuers within the state,  including  different  agencies and  municipalities, for portfolio diversification to help spread credit risks.
o        Looking for unrated bonds that might provide high income and  securities of smaller  issuers that might be overlooked by other investors and funds.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for investors who are seeking income exempt from federal income tax and New York
State and New York City personal income taxes from a municipal bond fund focusing primarily on investment-grade obligations.  The
Fund does not seek capital appreciation. Because it generally invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts, nor is it designed for investors whose main goal is capital growth. The Fund is intended to be a long-term investment but is not a complete investment program.

Main Risks of Investing in the Fund

All  investments  have risks to some  degree.  The Fund's  investments  are subject to changes in their value from a number of factors, described  below.  There is also the risk that poor security  selection by the Manager will cause the Fund to underperform  other funds having a similar objective.

CREDIT RISK. Municipal securities are subject to credit risk.  Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest, the Fund's income might be reduced, and if an issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of that issuer's securities. To seek higher income the Fund can invest up to 25% of its tax-exempt investments in securities rated below investment grade, sometimes called "junk bonds." Therefore, it may have greater credit risks than funds that buy only investment-grade bonds.

INTEREST RATE RISKS. Municipal securities are debt securities that are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued municipal securities generally rise. When interest rates rise, the values of already-issued municipal securities generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for securities having longer maturities. The Fund currently emphasizes investments in long-term securities to seek higher income. When the average maturity of the Fund's portfolio is longer, its share price may fluctuate more if interest rates change.

         Additionally, the Fund can buy variable and floating rate obligations. When interest rates fall, the yields of these securities decline. Callable bonds the Fund buys are more likely to be called when interest rates fall, and the Fund might then have to reinvest the proceeds of the called instrument in other securities that have lower yields, reducing the Fund's income.

Risk of Focusing Investments in New York Municipal Securities.  While the Fund's fundamental policies do not allow it to concentrate its investments (that is, to invest 25% or more of its assets in a single industry), municipal securities are not considered an
"industry" under that policy. At times the Fund can have a relatively high portion of its portfolio holdings in particular segments of the municipal securities market, such as general obligation bonds or hospital bonds, for example, and therefore will be vulnerable to economic or legislative events that affect issuers in particular segments of the municipal securities market.

         Even though the Fund is "diversified" as to 75% of its assets (which means that, as to 75% of its assets, the Fund cannot invest more than 5% of its assets in the securities of any one issuer), the Fund invests primarily in New York municipal securities.
Therefore, the Fund's portfolio is vulnerable to changes in economic and political conditions in New York that can affect the prices of those securities or the Fund's ability to sell them at an acceptable price.

         On September 11, 2001, terrorist attacks destroyed the World Trade Center. Those attacks resulted in substantial loss of life, damage to other buildings in the vicinity and disruption of public transportation and business, and displacement of residents in the immediate vicinity of the World Trade Center. It is expected that the destruction of the World Trade Center will have a substantial impact on the City and its economy. The Statement of Additional Information contains further information concerning special investment considerations for New York municipal securities, including the effect of the events of September 11, 2001 on New
York City and New York State.

Borrowing for Leverage. As a fundamental policy, the Fund can borrow from banks in amounts up to 5% of its total assets for emergency purposes or to buy portfolio securities. This use of "leverage" will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund's share price more sensitive to interest rate changes.

RISKS OF DERIVATIVE INVESTMENTS.  The Fund can use derivatives to seek increased returns. The Fund typically does not use hedging instruments, such as options to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Covered call options, "inverse floaters" and variable rate obligations are examples of derivatives the Fund can use.

         If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on its investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the Fund will get less income than expected or its hedge might be unsuccessful, and its share prices could fall. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can increase the volatility of the Fund's share prices. Some derivatives may be illiquid, making it difficult for the Fund to sell them quickly at an acceptable price.

Inverse Floaters Have Special Risks. Variable rate bonds known as "inverse floaters" pay interest at rates that vary as the yields generally available on short-term tax-exempt bonds change. However, the yields on inverse floaters move in the opposite direction of yields on short-term bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile. Some inverse floaters have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income.  If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund's investment in inverse floaters cannot exceed
         20% of its total assets.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

         Because the Fund focuses its investments in New York municipal securities and can buy below-investment-grade securities, it will have greater credit risks than municipal bond funds that invest in issuers of many states or buy only investment-grade securities. Its focus on longer-term bonds and its use of inverse floaters as well as other derivative investments may cause greater fluctuations in the Fund's share prices in the short term than short-term municipal bond funds or bond funds that do not invest in derivatives.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance
(for its Class A shares) from year to year for the last 10 calendar years and by showing how the average annual total returns of the
Fund's shares, both before and after taxes, compare to those of a broad-based market index and the Consumer Price Index. The
                                          -
after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.  The after-tax returns for the other classes of shares will vary. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

         In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

For the period from 1/1/02 through 3/31/02, the cumulative return (not annualized) for Class A shares was 1.02%. Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 7.74% (1Q'95)
and the lowest return (not annualized) for a calendar quarter was -5.67% (1Q'94).

------------------------------------------ -------------------------- -------------------------- -------------------------
                                                                               5 Years
                                                                      -------------------------
Average  Annual  Total  Returns  for  the                               (or life of class, if            10 Years
periods ended December 31, 2001                     1 Year                      less)                (as applicable)
------------------------------------------ -------------------------- -------------------------- -------------------------
------------------------------------------ -------------------------- -------------------------- -------------------------
Class A Shares (inception 5/15/86)                   0.15%                      4.45%                     6.14%
Return Before Taxes
  Return After Taxes on Distributions                0.15%                      4.45%                     6.14%
  Return  After  Taxes  on  Distributions            2.35%                      4.72%                     6.18%
  and Sale of Fund Shares
------------------------------------------ -------------------------- -------------------------- -------------------------
------------------------------------------ -------------------------- -------------------------- -------------------------
Lehman Brothers Municipal Bond                       5.13%                      5.98%                     6.63%1
Index  (reflects no  deduction  for fees,
expenses or taxes)
------------------------------------------ -------------------------- -------------------------- -------------------------
------------------------------------------ -------------------------- -------------------------- -------------------------
Consumer Price Index                                 1.55%                      2.18%                     2.51%1
------------------------------------------ -------------------------- -------------------------- -------------------------
------------------------------------------ -------------------------- -------------------------- -------------------------
Class B Shares (inception 3/17/97)                  -0.71%                      4.34%                      N/A
------------------------------------------ -------------------------- -------------------------- -------------------------
------------------------------------------ -------------------------- -------------------------- -------------------------
Class C Shares (inception 3/17/97)                   3.20%                      4.68%                      N/A
------------------------------------------ -------------------------- -------------------------- -------------------------
------------------------------------------ -------------------------- -------------------------- -------------------------
Class Y Shares (inception 4/28/00)                   5.25%                      8.53%                      N/A
------------------------------------------ -------------------------- -------------------------- -------------------------
1.       From 12/31/91.

The Fund's average  annual total returns in the table include the applicable  sales charge:  for Class A, the current  maximum  initial sales charge of 4.75%; for Class B, the applicable  contingent  deferred sales charges of 5% (1-year) and 2% (life of class); for Class
C, the 1% contingent  deferred sales charge for the 1-year  period.  There is no sales charge for Class Y shares.  The returns  measure the  performance  of a  hypothetical  account and assume that all  dividends and capital gains  distributions  have been  reinvested in additional  shares.  The performance of the Fund's Class A shares is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of  investment-grade  municipal bonds that is a measure of the performance of the general municipal bond market.
The Fund's  performance  is also compared to the Consumer Price Index, a  non-securities  index that measures  changes in the inflation rate.  Performance of the securities index does not consider the effects of transaction  costs and includes  municipal  securities from many states while the Fund invests primarily in New York municipal securities.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund.
The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal year ended December 31, 2001.

Shareholder Fees (charges paid directly from your investment):

------------------------------------- ----------------- ------------------ ------------------- ------------------
                                       Class A Shares    Class B Shares      Class C Shares     Class Y Shares
------------------------------------- ----------------- ------------------ ------------------- ------------------
------------------------------------- ----------------- ------------------ ------------------- ------------------
Maximum Sales Charge (Load) on             4.75%              None                None               None
purchases
(as % of offering price)
------------------------------------- ----------------- ------------------ ------------------- ------------------
------------------------------------- ----------------- ------------------ ------------------- ------------------
Maximum Deferred Sales Charge              None1               5%2                1%3                None
(Load) (as % of the lower of the
original offering price or
redemption proceeds)
------------------------------------- ----------------- ------------------ ------------------- ------------------
1.       A contingent  deferred sales charge may apply to redemptions of investments of $1 million or more of Class A shares.  See "How to Buy Shares" for details.
2.       Applies to redemptions in first year after  purchase.  The contingent  deferred sales charge  declines to 1% in the sixth year and is eliminated after that.
3.       Applies to shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

-------------------------------------- ------------------ ------------------- ------------------ -------------------
                                        Class A Shares      Class B Shares     Class C Shares      Class Y Shares
-------------------------------------- ------------------ ------------------- ------------------ -------------------
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Management Fees                              0.47%              0.47%               0.47%              0.47%
-------------------------------------- ------------------ ------------------- ------------------ -------------------
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Distribution  and/or Service  (12b-1)        0.15%              1.00%               1.00%               None
Fees
-------------------------------------- ------------------ ------------------- ------------------ -------------------
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Other Expenses                               0.10%              0.11%               0.10%              0.15%
-------------------------------------- ------------------ ------------------- ------------------ -------------------
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Total Annual Operating Expenses              0.72%              1.58%               1.57%              0.62%
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Expenses may vary in future years.  "Other  Expenses"  include  transfer  agent fees,  custodial  expenses,  and  accounting  and legal expenses  the Fund pays.  The Total  Annual  Operating  Expenses in the chart do not  reflect  interest  expense  related to the Fund's borrowing  activity or the reduction to custodial  expenses related to account  balances  maintained by the Fund at its custodian bank, which in aggregate  resulted in lower total annual  operating  expenses for each class for the fiscal year ended December 31, 2001. The
Total Annual Operating  expenses after considering the effect of interest expense and the reduction to custodial  expenses was .70% for
Class A shares,  1.56% for Class B shares,  1.55% for Class C shares and .60% for Class Y shares for the fiscal year ended December 31,
2001.  During the period shown, the Fund's interest expense was  substantially  offset by the incremental  interest income generated on bonds purchased with borrowed funds.

Examples.  The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

         The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

---------------------------------- --------------------- -------------------- ------------------- -------------------
If shares are redeemed:                   1 Year               3 Years             5 Years            10 Years1
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class A Shares                             $545                 $694                 $857               $1,327
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class B Shares                             $661                 $799                $1,060              $1,434
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class C Shares                             $260                 $496                 $855               $1,867
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class Y Shares                             $63                  $199                 $346                $774
---------------------------------- --------------------- -------------------- ------------------- -------------------

---------------------------------- --------------------- -------------------- ------------------- -------------------
If shares are not redeemed:               1 Year               3 Years             5 Years            10 Years1
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class A Shares                             $545                 $694                 $857               $1,327
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class B Shares                             $161                 $499                 $860               $1,434
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class C Shares                             $160                 $496                 $855               $1,867
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class Y Shares                             $63                  $199                 $346                $774
---------------------------------- --------------------- -------------------- ------------------- -------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges.
1.       Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class
     A after six years.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among different investments will vary over time based on the Manager's evaluation of economic and market trends.  The Fund's portfolio might not always include all of the different types of investments described below.  The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

         The Manager tries to reduce risks by diversifying investments and by carefully researching securities before they are purchased.  However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The yields and share prices of the Fund will change daily based on changes in market prices of securities, interest rates and market conditions and in response to other economic events.

Municipal Securities. The Fund buys municipal bonds and notes, certificates of participation in municipal leases and other debt obligations. Generally, these are debt obligations issued by the State of New York and its political subdivisions (such as cities, towns and counties). To seek a higher yield, the Fund also can invest in municipal securities other than New York municipal securities. Although any interest from those securities generally would be exempt from federal taxation, any such interest may be subject to New York State and New York City personal income tax. However, the Fund does not expect to invest a significant portion of its assets in securities that are not New York municipal securities.

                         What is a Municipal  Debt  Security?  A municipal debt security is essentially a loan by the buyer to the issuer of the  security.  The issuer  promises to pay back the  principal  amount of the loan and normally pays interest exempt from federal personal income taxes.

         Municipal  securities  are issued to raise money for a variety of public or private  purposes,  including  financing  state or local  governments,  specific  projects or public  facilities.  The Fund can invest in municipal  securities that are "general obligations,"  which are  secured  by the  issuer's  pledge of its full  faith,  credit and  taxing  power for the  payment of principal and interest. Some debt securities,  such as zero-coupon securities,  do not pay current interest.  Other securities may be subject to calls by the issuer to redeem the debt or to prepayment prior to their stated maturity.

         The Fund also can buy "revenue obligations," whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some of these revenue obligations are private activity bonds that pay interest that may be a tax preference for investors subject to alternative minimum taxation.
         The Fund does not invest more than 5% of its total assets in industrial revenue bonds for an industrial user with less than three years' operating history if that user is responsible for interest and principal payments.

Municipal Lease Obligations.  Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities.  The Fund may invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses that provide that the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis.

         If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Some of these obligations may not have an active trading market, which means that the Fund might have difficulty selling its investment at an acceptable price when it wants to. The Fund cannot invest more than 5% of its net assets in unrated or illiquid municipal leases.

Floating Rate/Variable Rate Obligations.  Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals.  Floating rates are automatically adjusted according to a specified market rate for those investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. These obligations may be secured by bank letters of credit or other credit support arrangements.
Ratings of Municipal Securities the Fund Buys.  Most of the municipal securities the Fund buys are "investment grade" at the time of purchase. The Fund does not invest more than 25% of its tax-exempt investments in municipal securities that at the time of purchase are below investment grade. Investment-grade securities include rated securities within the four highest rating categories of a nationally-recognized rating organization such as Moody's Investors Service, and unrated securities that are judged by the Manager to be comparable to securities rated as investment grade. Rating definitions of the principal national rating organizations are provided in Appendix A to the Statement of Additional Information.  All municipal securities, including investment-grade securities, are subject to risks of default.

         The Manager relies to some extent on credit ratings by nationally-recognized rating agencies when evaluating the credit risk of securities selected for the Fund's portfolio.  It also uses its own research and analysis to evaluate risks.  Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security might change over time. A reduction in the rating of a security after the Fund buys it will not automatically require the Fund to dispose of that security.  However, the Manager will evaluate those securities to determine whether to keep them in the Fund's portfolio.

         The Fund can invest a significant portion of its assets in unrated securities. Some of these unrated securities may not have an active trading market, which means that the Fund might have difficulty valuing them and selling them promptly at an acceptable price.

Special Credit Risks of Lower-Grade Securities. Municipal securities rated below investment grade usually offer higher yields than investment-grade securities but they are subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment grade have a greater risk that the issuers may not meet their debt obligations. They also may be less liquid than investment-grade securities, making it difficult for the Fund to sell them at an acceptable price. Those risks can reduce the Fund's share prices and the income it earns. The Fund will not invest more than 5% of its net assets in the securities of an issuer if the securities are rated "B" or below or, if unrated, assigned an equivalent rating by the Manager.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE?  The Fund's Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional
Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it
is.

OTHER INVESTMENT STRATEGIES.  To seek its objective, the Fund can use the investment techniques and strategies described below. The
Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

"When-Issued"  and  "Delayed-Delivery"  Transactions.  The Fund can purchase  municipal  securities  on a  "when-issued"  basis and can purchase or sell such  securities on a  "delayed-delivery"  basis.  These terms refer to securities that have been created and for which a market exists,  but which are not available for immediate  delivery.  The Fund does not intend to enter into these transactions  for  speculative  purposes.  During the period between the purchase and  settlement,  no payment is made for the security and no interest  accrues to the Fund from the  investment  until the Fund  receives the security on settlement of the trade.  There  is a risk of loss to the  Fund if the  value of the  security  declines  prior  to the  settlement  date.  As a fundamental policy,  securities purchased on a "when-issued" or  "delayed-delivery"  basis cannot exceed 10% of the Fund's net assets.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale or cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 15% of its net assets in illiquid and restricted securities. That limit includes unrated or illiquid tax-exempt municipal leases that cannot be more than 5% of the Fund's net assets. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to the 15% limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Zero-Coupon Securities.  The Fund can invest without limit in zero-coupon securities.  These debt obligations do not pay interest prior to their  maturity  date or else they do not start to pay  interest  at a stated  coupon  rate until a future  date.  They are issued and traded at a discount from their face amount.  The discount  varies as the  securities  approach their maturity date
         (or the date interest  payments are scheduled to begin).  When interest  rates change,  zero-coupon  securities are subject to greater  fluctuations in their value than securities that pay current  interest.  The Fund accrues the discount on zero-coupon bonds as  tax-free  income on a current  basis.  The Fund may have to pay out the  imputed  income on  zero-coupon  securities without receiving actual cash payments currently.

Temporary Defensive and Interim Investments.  In times of unstable adverse market or economic  conditions,  when the Manager determines that  investments in tax-exempt  securities  could  seriously  erode  portfolio  value,  the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the Fund's principal investment strategies.  Generally,  the Fund's defensive  investments would be U.S. government securities or highly-rated  corporate debt securities,  prime commercial paper or certificates of deposit of domestic banks. The income from some of those temporary  defensive  investments might not be tax exempt, and therefore when making those investments the Fund might not achieve its objective.

How the Fund Is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

         The Manager has been an investment advisor since January 1960. The Manager and its subsidiaries and affiliates manage more than $130 billion in assets as of March 31, 2002, including other Oppenheimer funds with more than 6.3 million shareholder accounts.
The Manager is located at 498 Seventh Ave., New York, New York 10018.

Portfolio Managers. The Fund is managed by Ronald H. Fielding, Anthony Tanner and Daniel G. Loughran. They are the persons principally responsible for the day-to-day management of the Fund's portfolio. Messrs. Fielding and Tanner are Vice
         Presidents of the Fund. Mr. Fielding is a Senior Vice President of the Manager (since January 1996) and Messrs. Tanner and
         Loughran are Vice Presidents of the Manager (since January 1996 and November 1998, respectively).

         Mr. Fielding has been Chairman of the Manager's Rochester Division since January 4, 1996, when the Manager acquired
         Rochester Capital Advisors, the Fund's prior investment advisor. He had been President of Rochester Capital Advisors until
         1996. Mr. Fielding has been a portfolio manager of the Fund since its inception as an open-end fund on May 15, 1986. Mr.
         Tanner was Vice President of Research of Rochester Capital Advisors from 1994 to 1996 and has assisted Mr. Fielding in managing the Fund's portfolio since 1994. Prior to January 2002, Mr. Loughran was an associate portfolio manager of the Fund
         (January 2000 - December 2001). He was a senior research analyst of the Fund's Manager from 1994 - 1999.  Messrs. Fielding,
         Tanner and Loughran serve in similar capacities for other Oppenheimer funds.

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee at an annual rate, payable monthly, which declines on additional assets as the Fund grows: 0.54% of the first $100 million of average daily net assets, 0.52% on the next $150 million, 0.47% on the next $1.75 billion of average daily net assets, 0.46% on the next $ 3 billion, and 0.45%
         of average daily net assets over $5 billion. The Fund's management fee for its last fiscal year ended December 31, 2001, was
         0.47% of average annual net assets for each class of shares.

A B O U T Y O U R A C C O U N T

How to Buy Shares

HOW DO YOU BUY SHARES? You can buy shares several ways, as described below. The Fund's Distributor, OppenheimerFunds Distributor,
Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.
Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to
         "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
o        Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.525.7048 to notify the
         Distributor of the wire and to receive further instructions.
o        Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated
         Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.
o        Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds)
         automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with
         AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

How Much Must You Invest? You can buy Fund shares with a minimum initial investment of $1,000. You can make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.
     o   With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 through AccountLink.
o        The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the
Distributor receives the order and sends it to the Distributor.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time."

         The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general, based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained.

         If, after the close of the principal market on which a security held by the Fund is traded, and before the time the Fund's securities are priced that day, an event occurs that the Manager deems likely to cause a material change in the value of such security, the Fund's Board of Trustees has authorized the Manager, subject to the Board's review, to ascertain a fair value for such security.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock
         Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

WHAT CLASSES OF SHARES DOES THE FUND OFFER?  The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares.  If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A
         Shares?" below.
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You
         Buy Class B Shares?" below.
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class C Shares?" below.
Class Y Shares. Class Y shares generally are offered only to certain institutional investors that have special agreements with the
         Distributor, as described in "Who Can Buy Class Y Shares?" below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

         The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C.
     o   Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

         However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on
         Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

         And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of
         $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o        Investing for the Longer Term. If you are investing less than $100,000 for the  longer-term,  for example for retirement,  and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There  Differences  in Account  Features  That Matter to You?  Some  account  features  may not be available to Class B and Class C shareholders.  Other features may not be advisable  (because of the effect of the contingent  deferred sales charge) for Class
         B and Class C  shareholders.  Therefore,  you should  carefully  review  how you plan to use your  investment  account  before deciding which class of shares to buy.

         Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting is not available on accounts subject to a contingent deferred sales charge.

How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The
         Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the
Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special condition applies.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of
Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

         The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the
Distributor or allocated to your dealer as concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

  ------------------------------------ ------------------------ ------------------------- -------------------------
  Amount of Purchase                   Front-End Sales          Front-End Sales           Concession As
                                       Charge As a              Charge As a
                                       Percentage of            Percentage of Net         Percentage of
                                       Offering Price           Amount Invested           Offering Price
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  Less than $50,000                             4.75%                    4.98%                     4.00%
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $50,000 or more but                           4.50%                    4.71%                     4.00%
  less than $100,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $100,000 or more but                          3.50%                    3.63%                     3.00%
  less than $250,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $250,000 or more but                          2.50%                    2.56%                     2.25%
  less than $500,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $500,000 or more but                          2.00%                    2.04%                     1.80%
  less than $1 million
  ------------------------------------ ------------------------ ------------------------- -------------------------

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the
         Oppenheimer funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to
         1.00% of purchases of $1 million or more (other than purchases by retirement plans, which are not permitted in the Fund).
         That concession will not be paid on purchases of shares by exchange or that were previously subject to a sales charge and dealer concession.

         If you redeem any of those shares within a 24 month "holding period" measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of:
o        the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
o        the original net asset value of the redeemed shares.

         The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if
Class B shares are redeemed within SIX years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the
Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

Years Since Beginning of Month in Which                     Contingent Deferred Sales Charge on
                                                            Redemptions in That Year
Purchase Order was Accepted                                 (As % of Amount Subject to Charge)
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
0 - 1                                                       5.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
1 - 2                                                       4.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
2 - 3                                                       3.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
3 - 4                                                       3.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
4 - 5                                                       2.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
5 - 6                                                       1.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
6 and following                                             None
-----------------------------------------------------------
In the table, a "year" is a 12-month period. In applying the contingent sales charge, all purchases are considered to have been made on the first regular day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them.
         This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the
         Statement of Additional Information.

How Can you Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if
Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

Who Can Buy Class Y Shares?  Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans. For example, Massachusetts Mutual Life Insurance Company ("MassMutual"), an
affiliate of the Manager, may purchase Class Y shares of the Fund and other Oppenheimer funds (as well as Class Y shares of funds advised by MassMutual) for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers.

         In certain circumstances, the Distributor may also accept purchase orders from individual investors. An individual investor may not acquire Class Y shares that would represent 10% of the Fund's total assets.

         An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for purchasing, redeeming, exchanging or transferring
Class Y shares held by institutional investors must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. However, the Board of Trustees has approved aggregate payments of up to 0.15% of average annual net assets. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and
         Class C shares to pay the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

         The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis. The Distributor retains the service fees for accounts for which it renders the required personal services.

         The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. See the Statement of Additional Information for exceptions.

         The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more. See the
         Statement of Additional Information for exceptions.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
      o  transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or
      o  have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account.
         Please call the Transfer Agent for more information.

         You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to
$250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.

         AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a
Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310.
Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established
         AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the
OppenheimerFunds Internet website, at WWW.OPPENHEIMERFUNDS.COM. Additionally, shareholders listed in the account registration (and
                                      ------------------------
the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional
Information for details.

REINVESTMENT PRIVILEGE If you redeem some or all of your Class A or Class B shares of the Fund, you have up to six months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C or Class Y shares.
You must be sure to ask the Distributor for this privilege when you send your payment.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by wire, by using the Fund's checkwriting privilege, or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
     o   You wish to redeem more than $100,000 and receive a check
     o   The redemption check is not payable to all shareholders listed on the account statement
     o   The redemption check is not sent to the address of record on your account statement
     o   Shares are being transferred to a Fund account with a different owner or name
     o   Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o        a U.S. bank, trust company, credit union or savings association,
o        a foreign bank that has a U.S. correspondent bank,
o        a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o        a U.S. national securities exchange, a registered securities association or a clearing agency.
         If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.852.8457.

HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes:
     o   Your name
     o   The Fund's name
     o   Your Fund account number (from your account statement)
     o   The dollar amount or number of shares to be redeemed
     o   Any special payment instructions
     o   Any share certificates for the shares you are selling
     o   The signatures of all registered owners exactly as the account is registered, and
     o   Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for                                Send courier or express mail
Requests by mail:                                            requests to:
OppenheimerFunds Services                                    OppenheimerFunds Services
P.O. Box 5270                                                10200 E. Girard Avenue, Building D
Denver Colorado 80217                                        Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares under a share certificate by telephone.
     o   To redeem shares through a service representative, call 1.800.852.8457
     o   To redeem shares automatically on PhoneLink, call 1.800.533.3310
         Whichever  method you use,  you may have a check sent to the  address on the  account  statement,  or, if you have linked your
Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

         If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

Checkwriting. To write checks against your Fund account, request that privilege on your account application, or contact the Transfer
Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer
Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call
1.800.525.7048 to request checkwriting for an account in this Fund with the same registration as the other account.

o        Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.
o        Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
o        Checks must be written for at least $100.
o        Checks cannot be paid if they are written for more than your account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.
o        You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
o        Don't use your checks if you changed your Fund account number, until you receive new checks.

CAN YOU SELL SHARES THROUGH your DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

         A contingent  deferred  sales charge will be based on the lesser of the net asset value of the redeemed  shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:
o        the amount of your account value represented by an increase in net asset value over the initial purchase price,
o        shares purchased by the reinvestment of dividends or capital gains distributions, or
o        shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information
         To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
     1.  shares acquired by reinvestment of dividends and capital gains distributions,
     2.  shares held for the holding period that applies to the class, and
     3.  shares held the longest during the holding period.

         Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another
Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
     o   Shares of the fund selected for exchange must be available for sale in your state of residence.
     o   The prospectuses of both funds must offer the exchange privilege.
     o   You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares every regular business day.
     o   You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
     o   Before exchanging into a fund, you must obtain and read its prospectus.
         Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds.
For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the
Statement of Additional Information for more details.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the
         Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the
         Transfer Agent receives the certificates with the request.
Telephone Exchange Requests.  Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457,  or by using PhoneLink for automated  exchanges by calling  1.800.533.3310.  Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
o        Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by the same day exchange.
o        The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the Manager believes to be a market timer.
     o   The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
     o   If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of
Additional Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this
         Prospectus.
Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing
         Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form.
         However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the
         Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

         If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.525.7048. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing 30 days after the Transfer Agent receives your request to stop householding.

Dividends and Tax Information

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of
Trustees. Daily dividends will not be declared or paid on newly- purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

         The Fund attempts to pay dividends on Class A shares at a constant level.  There is no assurance that it will be able to do
so.  The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders.  Additionally, the amount of those dividends and any other distributions paid on Class B and Class C shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares.  Dividends and other distributions paid on Class A and Class Y shares will generally be higher than for Class B and Class C shares, which normally have higher expenses than Class A and Class Y. The Fund cannot guarantee that it will pay any dividends or other distributions.

Capital Gains. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities.  If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

Taxes.  Dividends paid from net investment  income earned by the Fund on municipal  securities will be excludable from gross income for federal  income tax purposes.  A portion of a dividend that is derived from interest paid on certain  "private  activity  bonds" may be an item of tax preference if you are subject to the alternative  minimum taxation.  If the Fund earns interest on taxable  investments, any dividends derived from those earnings will be taxable as ordinary income to shareholders.

         Dividends  paid by the Fund from interest on New York  municipal  securities  will be exempt from New York  individual  income taxes.  Dividends paid from income from municipal  securities of other issuers  normally will be treated as taxable ordinary income for
New York State and New York City personal income tax purposes.

         Dividends and capital gains distributions may be subject to state or local taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders.  It does not matter how long you have held your shares.  Dividends paid from short-term capital gains are taxable as ordinary income. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.  Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

Remember, There May be Taxes on Transactions. Because the Fund's share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders

         This  information is only a summary of certain  federal and state income tax  information  about your  investment.  You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years.
Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). For the fiscal years ended December 31, 2000 and 2001, the information was audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request. Another auditing firm audited the information for the previous fiscal years.
FINANCIAL HIGHLIGHTS

Class A        Year Ended December 31,                                             2001     2000     1999      1998      1997
==================================================================================================================================

Per Share Operating Data

Net asset value, beginning of period                                              $17.67   $16.78   $18.81    $18.67    $18.00
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                               1.06     1.04     1.04      1.04      1.10(1)
Net realized and unrealized gain (loss)                                             (.17)     .89    (2.03)      .15       .67
                                                                                  ------------------------------------------------
Total income (loss) from investment operations                                       .89     1.93     (.99)     1.19      1.77
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                               (1.04)   (1.04)   (1.04)    (1.04)    (1.10)
Undistributed net investment income--prior year                                         -       -        -      (.01)        -
                                                                                  ------------------------------------------------
Total dividends and/or distributions to shareholders                               (1.04)   (1.04)   (1.04)    (1.05)    (1.10)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $17.52   $17.67   $16.78    $18.81    $18.67
                                                                                  ================================================

==================================================================================================================================
Total Return, at Net Asset Value(2)                                                 5.14%   11.93%  (5.51)%     6.52%    10.20%

==================================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)                                           $4,073   $3,536   $3,288    $3,435    $2,848
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                                  $3,893   $3,341   $3,559    $3,161    $2,539
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                                               5.97%    6.07%    5.78%     5.50%     5.96%
Expenses                                                                            0.72%    0.78%    0.77%     0.78%(4)  0.76%
Expenses, net of interest expense and reduction
to custodian expense(5)                                                             0.70%    0.74%    0.73%     0.75%     0.74%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                               11%      26%      30%       25%        5%

1. Based on average shares outstanding for the period. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offring), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized or periods of less than one full year. 4. Expense ratio has been calculated without adjustment or the reduction to custodian expenses.

5. During the periods shown above, the Fund’s interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements. 43 | ROCHESTER FUND MUNICIPALS FINANCIAL HIGHLIGHTS Continued

Class B            Year Ended December 31,                                        2001     2000     1999      1998      1997(1)
=================================================================================================================================

Per Share Operating Data

Net asset value, beginning of period                                            $17.66   $16.77   $18.79    $18.65    $17.89
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                              .91      .89      .89       .89       .74(2)
Net realized and unrealized gain (loss)                                           (.17)     .90    (2.03)      .14       .76
                                                                                -------------------------------------------------
Total income (loss) from investment operations                                     .74     1.79    (1.14)     1.03      1.50
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                              (.89)    (.90)    (.88)     (.89)     (.74)
Undistributed net investment income--prior year                                      -        -        -         -         -
                                                                                -------------------------------------------------
Total dividends and/or distributions to shareholders                              (.89)    (.90)    (.88)     (.89)     (.74)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $17.51   $17.66   $16.77    $18.79    $18.65
                                                                                =================================================

=================================================================================================================================
Total Return, at Net Asset Value(3)                                               4.25%   10.98%   (6.27)%    5.61%     8.74%

=================================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)                                         $1,157   $  803   $  673    $  494    $  172
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                                $  997   $  711   $  635    $  329    $   76
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                                             5.10%    5.19%     4.91%    4.57%     4.91%
Expenses                                                                          1.58%    1.65%     1.64%    1.64%(5)  1.59%
Expenses, net of interest expense and reduction
to custodian expense(6)                                                           1.56%    1.60%     1.59%     1.61%     1.58%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                             11%      26%       30%       25%        5%

1. For the period rom March 17, 1997 (inception of offering)to December 31, 1997. 2. Based on average shares outstanding for the period. 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 4. Annualized or periods of less than one full year.

5. Expense ratio has been calculated without adjustment or the reduction to custodian expenses. 6. During the periods shown above, the Fund’s interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements. 44 | ROCHESTER FUND MUNICIPALS

Class C             Year Ended December 31,                  2001      2000      1999       1998       1997(1)
==============================================================================================================

Per Share Operating Data

Net asset value, beginning of period                       $17.66    $16.76    $18.79     $18.66     $17.89
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .91       .89       .89        .89        .74(2)
Net realized and unrealized gain (loss)                      (.18)      .91     (2.04)       .13        .77
                                                           ---------------------------------------------------
Total income (loss) from investment operations                .73      1.80     (1.15)      1.02       1.51
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.89)     (.90)     (.88)      (.89)      (.74)
--------------------------------------------------------------------------------------------------------------
Undistributed net investment income--prior year                --        --        --         --         --
                                                           ---------------------------------------------------
Total dividends and/or distributions to shareholders         (.89)     (.90)     (.88)      (.89)      (.74)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $17.50    $17.66    $16.76     $18.79     $18.66
                                                           ===================================================

==============================================================================================================
Total Return, at Net Asset Value(3)                          4.19%    11.06%    (6.32)%     5.56%      8.80%

==============================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)                    $  429    $  259    $  220     $  174     $   49
--------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                           $  356    $  225    $  221     $  111     $   21
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                        5.09%     5.20%     4.92%      4.57%      4.92%
Expenses                                                     1.57%     1.63%     1.63%      1.63%(5)   1.58%
Expenses, net of interest expense and reduction
to custodian expense(6)                                      1.55%     1.59%     1.58%      1.59%      1.56%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        11%       26%       30%        25%         5%

1. For the period from March 17, 1997 (inception of offering) to December 31, 1997. 2. Based on average shares outstanding for the period. 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. 6. During the periods shown above, the Fund’s interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements. 45 | ROCHESTER FUND MUNICIPALS FINANCIAL HIGHLIGHTS Continued

Class Y              Year Ended December 31,                                           2001         2000(1)
==============================================================================================================

Per Share Operating Data

Net asset value, beginning of period                                                $ 17.67          $16.88
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                  1.08             .70
Net realized and unrealized gain (loss)                                                (.17)            .78
                                                                                    --------------------------
Total income (loss) from investment operations                                          .91            1.48
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                  (1.06)           (.69)
Undistributed net investment income-prior year                                           --              --
                                                                                    --------------------------
Total dividends and/or distributions to shareholders                                  (1.06)           (.69)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $17.52          $17.67
                                                                                    =========================

==============================================================================================================
Total Return, At Net Asset Value(2)                                                    5.25%           8.97%

==============================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)                                                $12             $11
--------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                                       $12             $10
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                                                  6.08%           6.07%
Expenses                                                                               0.62%           0.68%
Expenses, net of interest expense and reduction
to custodian expense(4)                                                                0.60%           0.64%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                  11%             26%

1. For the period from April 28, 2000 (inception of offering) to December 31, 2000. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year. 4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds. See accompanying Notes to Financial Statements. 46 | ROCHESTER FUND MUNICIPALS

INFORMATION AND SERVICES

For More Information on Rochester Fund Municipals
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information. You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------- ------------------------------------------------------------------
By Telephone:                               Call OppenheimerFunds Services toll-free:
                                            1.800.525.7048
------------------------------------------- ------------------------------------------------------------------
------------------------------------------- ------------------------------------------------------------------
By Mail:                                    Write to:
                                            OppenheimerFunds Services
                                            P.O. Box 5270
                                            Denver, Colorado 80217-5270
------------------------------------------- ------------------------------------------------------------------
------------------------------------------- ------------------------------------------------------------------
On the Internet:                            You can send us a request by e-mail or read or down-load
                                            documents on the OppenheimerFunds website:
                                            WWW.OPPENHEIMERFUNDS.COM
                                            ------------------------
------------------------------------------- ------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference
Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at
WWW.SEC.GOV. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address:
-----------
publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

                                                              The Fund's shares are distributed by:
SEC File No. 811-3614
PR0365.001.0402  Printed on recycled paper.                   [logo] OppenheimerFunds Distributor, Inc.

                                                       Appendix to Prospectus of
                                                       Rochester Fund Municipals

         Graphic material included in the Prospectus of Rochester Fund Municipals under the heading:  "Annual Total Returns (Class A)
(as of 12/31 each year)."

         A bar chart will be included in the Prospectus of Rochester Fund  Municipals  (the "Fund")  depicting the annual total returns of a hypothetical  investment in Class A shares of the Fund for each of the last 10 calendar  years,  without  deducting sales charges.
Set forth below are the relevant data points that will appear in the bar chart:

         Calendar              Annual
         Year                  Total
         Ended:                Returns

         12/31/92              11.20%
         12/31/93              14.60%
         12/31/94              -8.35%
         12/31/95              18.61%
         12/31/96              5.37%
         12/31/97              10.20%
         12/31/98              6.52%
         12/31/99              -5.51%
         12/31/00              11.93%
         12/31/01              5.14%

-----------------------------------------------------------------------------------------------------------------------------
Rochester Fund Municipals
-----------------------------------------------------------------------------------------------------------------------------

6803 S. Tucson Way, Englewood, CO 80112
1.800.525.7048

Statement of Additional Information dated April 30, 2002

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated April 30, 2002. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado
80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds
Internet website at www.oppenheimerfunds.com.

Contents                                                                                         Page

About the Fund

About Your Account

Financial Information About the Fund

                                                             73
A B O U T  T H E  F U N D

Additional Information About the Fund's Investment Policies and Risks

         The investment objective and the principal investment policies of the Fund are described in the Prospectus. This
Statement of Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional explanations are also provided about the strategies the Fund can use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager uses will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal. The Fund does not make investments with the objective of seeking capital growth. However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security will normally fall in value. Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

         However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the
Fund sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

         There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which the Fund can invest are described in the Prospectus under
"About the Fund's Investments." The Fund may from time to time invest in municipal securities other than New York municipal securities. For example, the to seek a higher yield, the Fund may invest in municipal securities issued by other states and their respective political subdivisions. Although any interest from these securities generally would be exempt from federal income tax, any such interest may be subject to New York State and New York City personal income tax. Nonetheless, the Fund does not expect to invest a significant portion of its assets in securities other than New York municipal securities.

         Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

         The Fund is "diversified" with respect to 75% of its total assets. That means that as to 75% of its total assets, the Fund cannot invest more than 5% of its net assets in the securities of any one issuer (other than the U.S. government or its agencies and instrumentalities) and the Fund cannot own more than 10% of an issuer's voting securities. In applying its diversification policy with respect to the remaining 25% of its total assets not covered by that diversification requirement, the Fund will not invest more than 10% of its assets in the securities of any one issuer.

         |X|  Municipal Bonds. Long-term municipal securities (which have a maturity of more than one year when issued) are classified as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and
"revenue" bonds (including "industrial development" bonds). They may have fixed, variable or floating rates of interest, as described below, or may be "zero-coupon" bonds, as described below.

         Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time.
Typically, that is five to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn, that could reduce the Fund's yield.

o        General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

o        Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source.
Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

         Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects.
Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

o        Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

         The Fund will purchase industrial revenue bonds only if the interest paid on the bonds is tax-exempt under the
Internal Revenue Code. The Internal Revenue Code limits the types of facilities that may be financed with tax-exempt industrial revenue bonds and private-activity bonds (discussed below) and the amounts of these bonds that each state can issue.

         The Fund will not invest more than 5% of its total assets in industrial development bonds for which the underlying credit is one business or one charitable entity. Additionally, the Fund will not invest more than 5% of its total assets insecurities for which industrial users having less than three years' operating history are responsible for the payments of interest and principal on the securities.

o        Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified"
tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, and qualified student loan bonds.

         In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

         Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the federal alternative minimum tax on individuals and corporations.

         The federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

         In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

         To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

         The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% of the proceeds or $5.0 million. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

         Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user"
provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities. Those entities and persons should consult their tax advisors before purchasing shares of the Fund.

         A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person"
under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

         |X|  Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs.
Some of the types of municipal notes the Fund can invest in are described below.

o        Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

o        Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

o        Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

o        Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

o        Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer term instruments or obtaining other refinancing.

         |X|  Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

         Some municipal lease securities may be deemed to be "illiquid" securities. If they are illiquid, their purchase by the Fund will be subject to the percentage limitations on the Fund's investments in illiquid securities described in the
Prospectus and below in "Illiquid and Restricted Securities." The Fund may not invest more than 5% of its net assets in unrated or illiquid municipal lease obligations. That limitation does not apply to a municipal lease obligation that the
Manager has determined to be liquid under guidelines set by the Board of Trustees and that has received an investment grade rating from a nationally-recognized rating organization .

         Those Board guidelines require the Manager to evaluate, among other things:
o        the frequency of trades and price quotations for the obligation;
o        the number of dealers willing to purchase or sell the securities and the number of potential buyers;
o        the willingness of dealers to undertake to make a market in the obligation;
o        the nature of the marketplace trades for the securities;
o        the likelihood that the marketability of the obligation will continue while the Fund owns it; and
o        the likelihood that the municipality will continue to appropriate funding for the leased property.

         Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation.
However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

         To reduce the risk of "non-appropriation," the Fund will not invest more than 10% of its total assets in municipal leases that contain "non-appropriation" clauses. Also, the Fund will invest in leases with non-appropriation clauses only if certain conditions are met:

o        the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of a municipality,
o        appropriate covenants are obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated,
o        the lease obligor has maintained good market acceptability in the past,
o        the investment is of a size that will be attractive to institutional investors, and
o        the underlying leased equipment has elements of portability and/or use that enhance its marketability if foreclosure is ever required on the underlying equipment.

         Municipal leases may be subject to an "abatement" risk. The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage or destruction of the leased property interferes with the lessee's use of the property. In some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee's maintenance of reserve funds for lease payments.

         Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

         In addition, municipal lease securities do not have as highly liquid a market as conventional municipal bonds.
Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds these securities, the Manager will evaluate their credit quality and the likelihood of a continuing market for them.

         Subject to the foregoing percentage limitations on investments in Illiquid Securities, the Fund may invest in a tax-exempt lease only if the following requirements are met:
o        the Fund must receive the opinion of issuer's legal counsel that the tax-exempt obligation will generate interest income that is exempt from federal and New York State income taxes; that legal counsel must be experienced in municipal lease transactions;
o        the Fund must receive an opinion that, as of the effective date of the lease or at the date of the Fund's purchase of the obligation (if that occurs on a date other than the effective date of the lease), the lease is the valid and binding obligation of the governmental issuer;
o        the Fund must receive an opinion of issuer's legal counsel that the obligation has been issued in compliance with all applicable federal and state securities laws;
o        the Manager must perform its own credit analysis in instances where a credit rating has not been provided for the lease obligation by a national rating agency;
o        if a particular exempt obligation is unrated and, in the opinion of the Manager, not of investment- grade quality, then at the time the Fund makes the investment the Manager must include the investment within the Fund's illiquid investments; it will also be subject to the Fund's overall limitation on investments in unrated tax-exempt leases.

         Municipal lease obligations are generally not rated by rating organizations. In those cases the Manager must perform its own credit analysis of the obligation. In those cases, the Manager generally will rely on current information furnished by the issuer or obtained from other sources considered by the Manager to be reliable.

         |X|  Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service
("Moody's"), Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard and Poor's") and
Fitch, Inc. ("Fitch"), represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Credit ratings typically evaluate the safety of municipal and interest payments, not market risk. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

         After the Fund buys a municipal security, it may cease to be rated or its rating may be reduced below the minimum required to enable the Fund to buy it. Neither event requires the Fund to sell a security, but the Manager will consider those events in determining whether the Fund should continue to hold that security. If ratings given by Moody's, Standard &
Poor's, or another rating organization change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

         The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a "AAA"-rated security.

         The rating definitions of Moody's, Standard & Poor's and Fitch municipal securities are contained in Appendix A to this Statement of Additional Information. The Fund can purchase securities that are unrated by nationally-recognized rating organizations. The Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.
o        Special Risks of Lower-Grade Securities. Lower-grade securities, commonly called "junk bonds," may offer higher yields than securities rated in investment grade rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be more difficult to value and harder to sell at an acceptable price. These additional risks mean that the Fund might not receive the anticipated level of income from these securities, and the Fund's net asset value could be affected by declines in the value of lower-grade securities. However, because the added risk of lower-quality securities might not be consistent with the portion of the Fund's objective to seek preservation of capital, the Fund limits its investments in lower-quality securities to not more than 25% of its tax-exempt investments (including New York municipal securities).

         While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch are considered investment grade, they may be subject to special risks and have some speculative characteristics. The Fund will not invest more than 5% of its net assets in the securities of any one issuer if the securities are rated "B" or below by a national rating organization or are given a comparable rating by the Manager.

Special Investment Considerations - New York Municipal Securities.  As explained in the Prospectus, the Fund's investments are highly sensitive to the fiscal stability of New York State (referred to in the section as the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City (the "City"), which issue the municipal securities in which the Fund invests.  The following information on risk factors in concentrating in New York municipal securities is only a summary, based on the State's Annual Information Statement dated October 2, 2001 and the update thereto dated November 8, 2001, and on publicly-available official statements relating to offerings by issuers of New York municipal securities on or prior to July 15, 2001 with respect to offerings of New York State, and on or prior to December
12, 2001 with respect to offerings by the City.  No representation is made as to the accuracy of this information.

         On September 11, 2001, terrorist attacks destroyed the World Trade Center. Those attacks resulted in substantial loss of life, damage to other buildings in the vicinity, disruption of public transportation and business, and displacement of residents in the immediate vicinity of the World Trade Center. It is expected that the destruction of the World Trade
Center will have a substantial impact on the City and its economy.

         During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the
"Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in reducing the financial crisis.  Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New
York municipal securities in which the Fund invests.

         |X|  Factors Affecting Investments in New York State Securities.  The ramifications of the September 11, 2001 terrorist attacks in New York raise many complex issues related to State finances.  The State expects substantial federal aid to be available to pay for most of the costs for disaster assistance and reconstruction.  On September 14, 2001, the
United States Congress enacted an emergency supplemental appropriation of $40 billion for disaster assistance and counter-terrorism measures, with not less than $20 billion to be allocated to disaster relief and recovery initiatives in
New York, Virginia, and Pennsylvania, although there is no assurance that such funds will be made available.  To expedite the flow of federal aid and other assistance, the State Legislature enacted $5.5 billion in appropriations on September 13,
2001.  It also authorized $2.5 billion in additional bonding authority for the New York City Transitional Finance Authority
(TFA) to fund the City costs related to or arising from the terrorist attack.

         Federal funding for disaster assistance is available in several forms.  Under laws in effect in late 2001, the federal government pays 75% or more of the costs for emergency response activities and the repair of public buildings.  On
September 21, 2001, the President waived any matching requirement for the State and the City, clearing the way for 100%
reimbursement for all eligible disaster-related costs.  Other significant assistance for businesses is available through the Small Business Administration for property losses, cash-flow needs, and hazard migration.

         The terrorist attacks in the City may have materially adverse consequences for the State, but at this time it is not possible to provide a definitive assessment.  The State assessed that the loss of tax and other receipts will be in the range of $1 billion to $3 billion in the 2001-02 fiscal year and in the range of $2 billion to $6 billion next fiscal year.  The mid-year update to the State's 2001-02 financial plan ("Mid-Year Plan") projects revenue losses of $1.63 billion, which is offset in part by Legislative actions in October that provided $114 million in additional revenues and
$20 million in expenditure savings.  It is expected that a number of economic sectors that generate State tax revenues will be disrupted at least temporarily, including finance, insurance, real estate, and tourism.  In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states.  The financial sector is an important economic activity in the State and a substantial reduction in its operations would likely have an adverse impact on State tax revenues, leading to material changes to the Mid-Year Plan and the State's outyear projections of receipts, adding further pressure to budget balance in future fiscal years.

         In addition to the September 11, 2001 terrorist attacks in the City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's financial plan for the 2001-02 fiscal year.  These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control.  The financial plan for 2001-02 is also necessarily based upon forecasts of national and State economic activity.  Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

         In every year, many uncertainties exist in the forecast of the national and State economies.  Given the terrorist attacks, the nation's war-time preparations, and the volatility in financial markets, such uncertainties are significantly more pronounced at this time.  For example, the downturn in the financial markets could continue over a sustained period.
The securities industry is more important to the New York economy than to the national economy as a whole, potentially amplifying the impact of such a downturn.  A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the 2001-02 forecast.

         Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with prior strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations.  Historically, financial sector bonus income has been closely tied to security firm profits.  With many
Wall Street profit-making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, the New York Division of Budget ("DOB") has forecasted a significant decline in financial sector profits for 2001, which is likely to be exacerbated by the terrorist attacks.  DOB also expected that the decline in equity values observed since early 2000, combined with the decline in the average holding period for equities, would produce a decline in capital gains realizations for the 2001-02 fiscal year.  However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and are likely to fall substantially below earlier expectations.
         In early 2002, The United States Congress was contemplating an economic stimulus package.  If enacted, certain components of the package may adversely affect State tax revenues.  The most significant risk concerns a provision that would allow expanded expensing of investment costs against federal taxable income.  Since the State uses federal taxable income as the starting point for calculating taxable income, the provision could adversely impact State tax revenues.

         The DOB expects to revise its projections of receipts and disbursements relating to the 2001-02 financial plan as the impact of the terrorist attack in New York becomes clearer.  Actual results could differ materially and adversely from the State's projections.  In the past, the State has taken actions to address potential financial plan shortfalls, and has begun to take similar actions now to avoid adverse variances in its projections for the 2001-02 fiscal year.

         National economic growth slowed significantly during the second half of 2000 and the first half of 2001.  Real
U.S. Gross Domestic Product (GDP) declined by 0.4% during the third quarter of 2001, following 0.3% growth during the second quarter.  DOB has forecasted a recession stretching into the beginning of calendar year 2002.

         The events of September 11 have exacerbated the national economic slowdown.  Since the attack, the airline industry has lost substantial revenues, retail sales have plunged, and tourist activity remains significantly below the pre-September 11 level.  However, the Federal Reserve, the President, and Congress appear to be moving aggressively to impart both monetary and fiscal stimulus.  Given DOB's assumptions concerning the magnitude and the effectiveness of the stimulus, it projected that the U.S. economy, as measured by real U.S. GDP, will grow 1.0% for 2001 and 0.9% for 2002.

         Private sector profits declined significantly in 2001 and are expected to fall further, resulting in additional rounds of employee layoffs.  The unemployment rate was expected to rise from 4.7% for 2001 to 6.2% for 2002.  U.S. personal income was expected to grow 5.0% for 2001 and 4.0% for 2002, following much higher growth of 7.0% for 2000.  The reduction in household wealth, combined with rising unemployment and slower income growth, was expected to cause consumers to dramatically curtail spending.

         There are significant risks to the national forecast.  If either monetary or fiscal policy is less effective than expected, the recession could be both longer and deeper than predicted.  Weaker corporate profits than projected could, in turn, produce even more employee layoffs and less capital investment than anticipated.  Similarly, if the stock market fails to rebound when expected in calendar 2002, the resulting additional loss of household wealth, coupled with employee layoffs could further reduce wages, personal income, and consumption growth.  World economic growth could be substantially worse than expected.  However, if monetary and fiscal policies are more effective than projected or if the stock market rebounds earlier than expected, economic growth could rise above the forecast.  The foregoing outlook was predicated upon the assumption that no additional major disruption will occur again within the forecasting period.  However, with the nation at war abroad and on high alert domestically, the risk of an adverse shock to the U.S. economy is extremely high.

         New York is the third most populous state in the nation and has a relatively high level of personal wealth.  The
State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity.  The State's location and its air transport facilities and natural harbors have made it an important link in international commerce.
Travel and tourism constitute an important part of the economy.  However, the terrorist attack on the World Trade Center on
September 11, 2001 is likely to have an adverse effect on travel and tourism. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.
Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries.  The State's finance, insurance, and real estate share, as measured by wages, is particularly large relative to the nation.  The State projected that it is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

         DOB has estimated that tens of thousands of jobs may have been lost or displaced from New York, at least temporarily, due to the events of September 11.  The sector hardest hit by the disaster was the finance industry, which is estimated to have lost 30,000 jobs, many of whom have been either laid off or relocated out-of-state.  Other industries expected to experience severe losses were businesses and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation.  In contrast, as part of the reconstruction process, the construction sector was expected to experience a net gain in employment.  On an annual average basis, State employment was expected to grow a modest 0.4% for 2001 and decline 1.2% for 2002.

         DOB has estimated that the events of September 11 will also have a significantly negative impact on securities industry profits.  The fall in profit growth was expected to result in a severe decline in finance and insurance industry cash bonuses.  This decline will likely be exacerbated by firms weighing their bonus payouts more heavily than usual in favor of stock options as well as by the transfer of dislocated workers out-of-state.  Lower growth in both employment and bonus income was expected to result in personal income growth of 2.8% for 2001, followed by growth of 1.3% for 2002.

         The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the events of September 11, and the impact of both the disaster itself and deteriorating economic conditions on wages.  The possibility of yet another terrorist attack on the City area poses a substantial negative risk to the DOB forecast.  Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger State economy than reflected in the State's forecast.  Similarly, greater job losses, weaker financial markets, and smaller bonus payments than expected would result in a weaker State economy.

         |X|  The 2001-02 Fiscal Year.  On September 21, 2001, the State issued a financial plan for the 2001-02 fiscal year
(the "September Financial Plan"). On November 8, 2001, the State issued an update to the September Financial Plan (the
"Mid-Year Plan") (the September Financial Plan, as updated by the Mid-Year Plan, being the "2001-02 Financial Plan").

         In the Mid-Year Plan, the State continues to project that the 2001-02 Financial Plan will remain in balance for the duration of the fiscal year after the use of $1.50 billion in existing General Fund (the major operating Fund of the
State) reserves.  The Mid-Year Plan projects that General Fund receipts and transfers from other funds will total $42.09 billion in 2001-02.  The net decrease of $1.52 billion from the September Financial Plan is comprised of a $1.63 billion downward revision in estimated receipts primarily related to the World Trade Center attacks, offset in part by $114 million in additional revenues from Legislative action in October related to the gas import tax.  General Fund disbursements and transfers to other funds are now projected to total $41.97 billion in 2001-02, a decrease of $20 million from the September
Financial Plan.  The decrease reflects General Fund savings of $188 million from the use of Temporary Assistance to Needy
Families (TANF) resources for welfare and child welfare costs, offset in part by funding for not-for-profit organizations
($100 million) and a new economic stimulus program ($68 million).

         The State reported that at the end of the first six (6) months of the 2001-02 fiscal year, the General Fund had a cash balance of $5.55 billion, $489 million below the estimate in the September Financial Plan. General Fund receipts and transfers from other funds totaled $23.56 billion through September 2001. Receipts and transfers were $502 million below the cashflow projections in the September Financial Plan, due in part to the economic impact of the World Trade Center attacks and an extension of the filing deadline for making estimated tax payments from September 15 to December 15.
General Fund disbursements and transfers to other funds totaled $19.11 billion through September 2001, a decrease of $13 million from the September Financial Plan.  The variance was attributable to the timing of payments and was not expected to alter year-end results.

         Personal income tax ("PIT") receipts were projected to total $27.10 billion in 2001-02, a decline of $1.09 billion from the September Financial Plan.  The revised PIT projection reflects the anticipated adverse economic impact of the
World Trade Center disaster, including significant reductions in wages, employment, financial sector bonuses, and capital gains income.  DOB forecasted a significant decline in both withholding taxes (down $941 million) and estimated payments
(down $120 million) compared to the September Financial Plan estimate.  DOB projected financial sector bonuses to decline by 50 percent, and taxable capital gains  realizations by 35 percent, from calendar year 2000.  The State's forecast projected actual year-over-year decreases in New York State adjusted gross income and personal income tax liability for both the 2001 and 2002 years.

         The World Trade Center attacks are also expected to reduce user tax and fee collections in 2001-02.  The Mid-Year
Plan projected these tax receipts to total $7.04 billion in 2001, a decline of $52 million from the September Financial
Plan.  Projected sales tax collections have been lowered by $56 million, reflecting the decline in consumer confidence, lower tourism spending, and the anticipated decline in personal income and employment.  Modest upward revisions in cigarette and alcoholic beverage taxes partially offset the projected decline in the sales tax.

         DOB has lowered its projection for business tax collections by $329 million from the September Financial Plan projection of $3.98 billion due to several factors, including the adverse impact of the World Trade Center disaster on financial services firms, declining corporate profits, and banking losses.  Compared to the September Financial Plan, the
Mid-Year Plan forecasted declines in collections for significant components of the business taxes, including the corporation franchise tax ($215 million), bank franchise taxes ($89 million), and corporation and utilities taxes ($50 million).  Receipts in the latter category included an upward adjustment of $144 million to reflect the impact of legislation that corrected constitutional flaws related to the gas import tax.

         The State has stated that it plans to take the actions necessary to maintain budget balance during the 2001-02 fiscal year.  The State Constitution requires the Governor to submit a balanced budget and cash-basis Financial Plan for
2002-03 with the Executive Budget.  The State has stated that it does not believe the terrorist attacks or other events will affect its ability to pay the principal and interest on its bonds or other debt service obligations in this or any future fiscal year.

o        State Governmental Funds Group.  Substantially all State non-pension  financial  operations are accounted for in the
State's governmental funds group.  Governmental funds include:
                  o   the General Fund, which is the major operating fund of the State and receives all receipts that are not  required by law to be deposited in another fund, including most State tax receipts and certain fees, transfers from other funds and miscellaneous receipts from other sources;
                  o   Special Revenue Funds, which account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), such as federal grants, that are legally restricted to specified purposes;
                  o   Capital  Projects  Funds,  which  account  for  financial  resources  of the  State  to be used for the acquisition or construction  of major capital  facilities  (other than those financed by Special  Revenue Funds,  Proprietary
Funds and Fiduciary Funds); and
                  o   Debt Service Funds, which account for the accumulation of resources (including receipts from certain taxes, transfers from other funds and miscellaneous revenues, such as dormitory room rental fees, which are dedicated by statute for payment of lease-purchase rentals) for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements.

o        Local Government Assistance Corporation.  In 1990, as part of a State fiscal reform program, legislation was enacted creating Local Government Assistance Corporation, a public benefit corporation empowered to issue long-term obligations to fund payments to local governments that had been traditionally funded through the State's annual seasonal borrowing.  The legislation authorized the corporation to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds).  Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than thirty (30) years, was expected to eliminate the need for continued short-term seasonal borrowing.

         The legislation also dedicated revenues equal to 1% of the 4% State sales and use tax to pay debt service on these bonds.  The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by the corporation and bonds issued to provide for capitalized interest.  An exception is in cases where the Governor and the legislative leaders have certified the need for additional borrowing and have provided a schedule for reducing it to the cap.  If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with the corporation's bondholders in the resolution authorizing such bonds.
         As of June 1995, the corporation had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program.  The impact of its borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

         |X|  Authorities.  The fiscal stability of the State is related to the fiscal stability of its public Authorities.
Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities.  Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the
State itself, and may issue bonds and notes within the amounts, and restrictions set forth in their legislative authorization.  As of December 31, 2000, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was almost $98 billion, only a portion of which constitutes State-supported or State-related debt.

         Authorities are generally supported by revenues generated by the projects they finance or operate, such as tolls charged for use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities.  In addition, State legislation authorizes several financing techniques for Authorities.  There are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities.  Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, the affected localities could seek additional State assistance if local assistance payments are diverted.  Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         |X|  Ratings of the State's Securities.  As of July 17, 2001, S&P has rated the State's general obligation bonds
"AA," Moody's has rated those bonds "A2" and Fitch has rated those bonds "AA".

         Ratings reflect only the views of the ratings organizations, and an explanation of the significance of a rating must be obtained from the rating agency furnishing the rating.  There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of a rating may have an effect on the market price of the State and municipal securities in which the Fund invests.

         |X|  The State's General Obligation Debt.  As of March 31, 2001, the State had approximately $4.3 billion in general obligation bonds outstanding.  Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $677.5 million for the 2000-01 fiscal year and are estimated to be $632.6 million for the State's
2001-02 fiscal year.

         |X|  Pending Litigation.  The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations.  That litigation includes, but is not limited to, claims asserted against the State involving State finances and programs and arising from alleged violations of civil rights, alleged torts, alleged breaches of contracts, real property proceedings and other alleged violations of State and Federal laws.  These proceedings could affect adversely the financial condition of the State in the 2001-02 fiscal year or thereafter.

         The State believes that the proposed 2001-02 Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2001-02 fiscal year.  There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the 2001-02 Financial Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 2001-02 Financial Plan.

         In addition, the State is party to other claims and litigation that either its legal counsel has advised are not probable that the State will suffer adverse court decisions or the State has determined are not material.  Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 2001-02 fiscal year or thereafter.

         |X|  Other Functions.  Certain localities in addition to the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the
State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2001-02 fiscal year or thereafter.

         |X|  Factors Affecting Investments in New York City Municipal Securities. The City has a highly diversified economic base, with a substantial volume of business activity in the service, wholesale and retail trade and manufacturing industries and is the location of many securities, banking, law, accounting, news media and advertising firms.

         Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. Changes in the economic activity in the City, particularly employment, per capita personal income and retail sales, may have an impact on the City. From 1969 to 1977, the City experienced substantial declines in employment, but from 1978 to 1987 the City experienced strong growth in jobs, especially in the city's finance, insurance and real estate sectors due in large part to lower inflation, lower interest rates and a strong securities market.  Beginning in 1988, employment growth in the City slowed, and in 1990 the City experienced job losses, although the U.S. economy expanded during that period. During 1991 and 1992, employment levels in the city continued to decline. In recent years, the City has experienced increases in employment. Real per capita personal income (i.e. per capita personal income adjusted for the effects of inflation and the differential in living costs) has generally experienced fewer fluctuations than employment in the City. Although the City periodically experienced declines in real per capita personal income between 1969 and 1981, real per capita personal income in the City has generally increased from the mid-1980's until the present. In nearly all of the years between 1969 and 1990 the city experienced strong increases in retail sales. However, from 1991 to 1993, the city experienced a weak period of retail sales. Since 1994, the City has returned to a period of growth in retail sales. Overall, the City's economic improvement accelerated significantly between
1997 and 2000.  Much of the increase was traced to the performance of the securities industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment growing rapidly. The City's financial plan assumes negative economic growth during the latter half of calendar year 2001 through the first half of calendar year 2002 as a result of the September 11 attack and the national economic recession.  The City's financial plan assumes that the City's economy will begin a slow recovery with the national economic recovery around the middle of calendar year 2002.

         The September 11, 2001 terrorist attacks on the World Trade Center are expected to have substantial impact on the
City and its economy.  Reduced economic activity is expected to lower corporate profits, increase job losses and reduce consumer spending, which would result in reduced personal income and sales tax receipts and other business tax revenues for the City and could negatively affect real property values.

         For each of the 1981 through 2001 fiscal years, the City's General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles after discretionary and other transfers.  The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

         The Mayor is responsible for preparing the City's financial plan, including the City's financial plan for the 2002 through 2005 fiscal years (referred to below as the "2002-2005 Financial Plan", or "Financial Plan").

         The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.  Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully.  The City's program for financing capital projects for fiscal years 2002 through 2005 contemplated the issuance approximately $11.0 billion of general obligation bonds and approximately $4.0 billion of bonds
(excluding bond anticipation notes and recovery bonds and notes issued to pay costs relating to the September 11 attack) to be issued by the New York City Transitional Finance Authority (the "Finance Authority").  In addition, it was expected that the City will have access to approximately $2.2 billion (including the $604 million of bond proceeds received by December
2001) of proceeds from the sale of tobacco settlement bonds to be issued by TSASC, Inc. ("TSASC"). Such bonds are secured by revenues derived from the settlement of litigation with tobacco companies selling cigarettes in the United States.  The
Finance Authority and TSASC were created to assist the City in financing its capital program while keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur.

         In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements.  The success of projected public sales of City, New York City Municipal Water Finance Authority ("Water
Authority"), Finance Authority, TSASC and other bonds and notes will be subject to prevailing market conditions.  The
City's planned capital and operating expenditures are dependent upon the sale of its general obligation debt, as well as debt of the Water Authority, Finance Authority and TSASC.  Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

         In addition to the financing program described above, the Finance Authority issued $1 billion of recovery notes on
October 4, 2001 to pay costs related to the September 11 attack.  The Finance Authority note proceeds may be utilized to accommodate cash needs resulting from timing differences between payment by the City of costs relating to the events of
September 11 and receipt of Federal reimbursement for such costs, or to meet other City cash requirements caused by such events.  Such notes may be paid with Finance Authority revenues (with the resulting reduction in City tax revenues to be offset by Federal aid or other sources) or proceeds of renewal notes or bonds of the Finance Authority (which would also reduce tax revenues to the City).  The Finance Authority is authorized to have outstanding $2.5 billion of bonds or notes, the proceeds of which are to be used to pay costs related to the September 11 attack.

         The City Comptroller and other agencies and public officials issue periodic reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the
City's financial plans.  It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

         Continuing recovery, clean up and repair efforts following the September 11 terrorist attacks will result in substantial expenditures.  The City expects to be reimbursed by the Federal government for all of its direct costs for response and remediation of the World Trade Center site.  These costs are not expected to be substantially below previous estimates.  The City also expects to receive Federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

         The events of September 11 increased the risk of a recession and a delay in recovery.  It is not possible to quantify at present with any certainty the long-term impact of the September 11 attack on the City and its economy, any economic benefits which may result from recovery and rebuilding activities and the amount of additional resources from
Federal, State, City and other sources which will be required.

         |X|  The City's 2002-2005 Financial Plan.  The Financial Plan for the 2002 through 2005 fiscal years, released on
December 4, 2001, projects that revenues and expenditures for the 2002 fiscal year will be balanced in accordance with generally accepted accounting principles, and projects gaps of $3.6 billion, $4.0 billion and $3.9 billion for fiscal years
2003 through 2005, respectively, after implementation of a gap-closing program for fiscal year 2002.  The gap-closing program includes agency actions to reduce expenditures by $766 million, which includes personnel reductions through attrition, and agency actions to increase revenues, including federal aid to reimburse costs relating to the September 11 attack..  The Financial Plan depends upon its projections of decreased tax revenues in fiscal years 2002 through 2005, reflecting primarily decreases in projected personal income, business and sales tax revenues as a result of the September
11 attack and reduced economic activity, offset by increased revenues in fiscal years 2002 through 2005 as a result of the elimination of a previously proposed tax reduction program; increased pension costs in fiscal years 2003 through 2005 resulting primarily from investment losses in fiscal year 2001; projections of a reduction in federal and State actions in fiscal years 2002 through 2005; an increase in labor costs in fiscal years 2002 through 2005 to reflect the cost of wage increases for the uniformed forces coalition; a delay in the receipt of $250 million from the proposed sale of the New York
City Off-Track Betting Corporation ("OTB") from fiscal year 2002 to fiscal year 2003; the elimination of $114 million of
State payments to a stock transfer incentive fund for fiscal years 2002 through 2005, which was not included in the State
Budget; reduced net spending in fiscal year 2002 and increased agency spending in fiscal years 2003 through 2005; debt service savings in fiscal years 2002 through 2005; savings in fiscal years 2002 through 2005 resulting from an early retirement and severance program; and the acceleration of $73 million of State revenue sharing aid  in fiscal year 2002.
The assumed tax revenue shortfalls after September 11 will be subject to revision in the future, and reflect steeper declines in national gross domestic product and corporate profits, additional declines in capital gains realizations, local job losses exceeding 100,000 and a disruption in tourism and related spending.  The Financial Plan assumes that the costs relating to the September 11 attack will be paid from Federal aid.  The timing of actual receipt of revenues and incurrence of expenditures for fiscal year 2002, including the timing of any tax revenue shortfalls and the gap-closing actions in the
Financial Plan, could require the City to take actions within the 2002 fiscal year to meet its cash flow requirements, depending on the extent to which decreases and delays in the receipt of revenues occur more rapidly than the implementation of the gap-closing actions.

         The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected.  The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the effects on the City economy of the September 11 attack, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2002 through 2005 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of the Health and Hospitals Corporation, the Board of Education and
other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of
Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the
City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and
unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure.

         The Financial Plan further includes a proposed discretionary transfer in the 2002 fiscal year of $375 million to pay debt service due in 2003.  In addition, the Financial Plan reflects proposed tax reductions in fiscal years 2002 through 2005, including a proposed additional 25% reduction in the personal income tax 14% surcharge; an increase in the taxable threshold for the commercial rent tax; an extension of tax reductions for owners of cooperative and condominium apartments; and an extension of the Lower Manhattan Revitalization Program.  All of these items except for the commercial rent tax reduction and the reduction in the personal income tax surcharge require approval by the State Legislature.
         The Financial Plan does not make any provision for wage increases other than the pay increases discussed above, or for increased pension expenditures due to any investment losses in fiscal year 2002.

         On October 4, 2001, the City Comptroller released a report proposing a framework for assessing the impact of the events of September 11 on the City's economy and tax revenues.  In the report, the City Comptroller estimated that job losses for fiscal year 2002 could total 115,300, some of which may be replaced by activity relating to clean-up, repair and reconstruction.  In addition, the report estimated that the risk to the City budget from lost revenues resulting from the events of September 11 is $738 million for fiscal year 2002 and $567 million for fiscal year 2003, for a total of $1.3 billion for the two fiscal years.  The aggregate $1.3 billion of projected lost revenues includes $473 million from sales and hotel taxes, $284 million from business taxes, $195 million from property taxes and $162 million from personal income taxes, as well as projected lost revenues relating to the commercial rent tax, parking violations and airport fees.  The report noted that its estimates are preliminary and will be revised as additional information becomes available.  It can be expected that other reports and statements, which will provide varying assessments of the impact of the events of September
11 on the City's economy and tax revenues, will continue to be issued.

         Various actions proposed in the Financial Plan are uncertain.  If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.  In addition, the economic and financial condition of the City may be affected by various financial, social, economic and other factors which could have a material effect on the City.

         The projections and assumptions contained in the Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the
City expects will be taken but which are not within the City's control, will be realized.

         |X|  Ratings of the City's Bonds.  As of December 12, 2001, Moody's, S&P and Fitch rated the City's general obligations bonds A2, A and A+, respectively.  These ratings reflect only the views of Moody's, Standard & Poor's and Fitch from which an explanation of the significance of such ratings may be obtained.  There is no assurance that those ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely.  Any downward revision or withdrawal could have an adverse effect on the market prices of the City's bonds.  On July 16, 1998, S&P revised its rating of City bonds to "A-" from "BBB+." On September 13, 2000,  S&P revised its rating of City Bonds upward to "A."  Moody's rating of City bonds was revised in August 2000 to "A2" from "A3."  On March 8, 1999, Fitch revised its rating of City bonds upward to "A" from "A-" and on September 15, 2000, Fitch revised its rating to "A+."  On November 16,
2001, Moody's revised its outlook on City bonds to negative from uncertain.  The revised outlook reflects the disruptive effects of the World Trade Center tragedy on the City's economy, the effects of the national economic recession that evidenced strain on the critical financial services sector even prior to September 11, and projections of resultant current year and outyear revenue loss and spending increases attributable to these events.

         |X|  The City's Outstanding Indebtedness.  As of September 30, 2001, the City and the Municipal Assistance
Corporation for the City of New York had, respectively, $25.617 billion and $2.140 billion of outstanding net long-term debt.

         For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements.  There can be no assurance that there will not be reductions in State aid to the City from amounts originally projected; that State budgets in future fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

|X|      Pending Litigation.  The City is a defendant in lawsuits pertaining to material matters, including claims asserted that are incidental to performing routine governmental and other functions. That litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contract, and other violations of law and condemnation proceedings.  While the ultimate outcome and fiscal impact, if any, on the City of such proceedings and claims are not currently predictable, adverse determinations in certain of them might have material adverse effect upon the City's ability to carry out the Financial Plan.  For the fiscal year ended on June 30, 2001, the City paid $594.8 million for judgments and claims.  Expenditures for fiscal year 2002 are projected to reach $309.5 million.  The Financial Plan includes provisions for the payment of judgments and claims of
$325.7 million, $345.7 million and $369.2 million for the 2003 through 2005 fiscal years, respectively.  As of June 30,
2001, the City estimates its potential future liability for outstanding claims against it to be approximately $4.2 billion.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

         |X|  Floating Rate and Variable Rate Obligations. Variable rate demand obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

         The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate obligation meets the Fund's quality standards by reason of the backing provided by a letter of credit or guarantee issued by a bank that meets those quality standards.

         Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

         |X|  Inverse Floaters and Other Derivative Investments. "Inverse floaters" are municipal obligations on which the interest rates typically fall as market rates increase and increase as market rates fall. Changes in market interest rates or the floating rate of the security inversely affect the residual interest rate of an inverse floater. As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change. The Fund can invest up to 20% of its total assets in inverse floaters. Certain inverse floaters may be illiquid and therefore subject to the Fund's limitation on illiquid securities.

         To provide investment leverage, a municipal issuer might decide to issue two variable rate obligations instead of a single long-term, fixed-rate bond. The interest rate on one obligation reflects short-term interest rates. The interest rate on the other instrument, the inverse floater, reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by a factor of two, minus the rate paid on the short-term instrument. The two portions may be recombined to create a fixed-rate bond. The Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

         Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the municipal yield curve remains relatively steep and short-term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund might invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

         Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment.
Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates.
When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

         Inverse floaters are a form of derivative investment. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

         |X|  Options Transactions. The Fund can write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:
(1)      Calls the Fund sells must be listed on a national securities exchange.
(2)      Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.
(3)      As an operating policy, no more than 5% of the Fund's net assets will be invested in options transactions.

         When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

         The Fund's custodian bank, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the
Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

o        Purchasing Calls and Puts. The Fund may buy calls only to close out a call it has written, as discussed above.
Calls the Fund buys must be listed on a securities exchange. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets. The Fund may not sell puts other than puts it has previously purchased, to close out a position.

         When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

o        Risks of Hedging with Options. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

         The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The
Fund could pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions might be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

         An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could experience losses.

o        Regulatory Aspects of Hedging Instruments. Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor). An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

         |X|  When-Issued and Delayed-Delivery Transactions. Subject to the Fund's fundamental policy as stated in the
Prospectus, the Fund can purchase securities, up to 10% of the Fund's net assets, on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" or "forward commitment" basis. "When-issued" or "delayed delivery"
refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.
         When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

         The Fund may engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

         When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

         At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books liquid securities at least equal to the value of purchase commitments until the Fund pays for the investment.

         When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the
Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

         |X|  Zero-Coupon Securities. The Fund can invest without limit in zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

         Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

         The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

         |X|  Puts and Standby Commitments. The Fund can acquire "stand-by commitments" or "puts" with respect to municipal securities it purchases in order to enhance portfolio liquidity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

         When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

         The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The
Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

         Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

         A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax-exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

         |X|  Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of
Fund shares, or pending the settlement of portfolio securities transactions.

          In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Manager from time to time.

         The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments.

         Repurchase agreements, considered "loans" under the Investment Company Act of 1940 (the "1940 Act"), are
collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will monitor the collateral's value on an ongoing basis.

         |X|  Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of
Trustees, the Manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered.  The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

         The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

         The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors.  If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.
Illiquid securities include repurchase agreements maturing in more than seven days.

         |X|  Borrowing for Leverage. As a fundamental policy, the Fund may borrow up to 5% of its total assets from banks on an unsecured basis for temporary and emergency purposes or to purchase additional portfolio securities. Borrowing to purchase portfolio securities is a speculative investment technique known as "leveraging."  This investment technique may subject the Fund to greater risks and costs, including the burden of interest expense, an expense the Fund would not otherwise incur. The Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner required under applicable provisions of the 1940 Act. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund is required to reduce its bank debt within three days to meet the requirement. To do so, the
Fund might have to sell a portion of its investments at a disadvantageous time.

         The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds.
Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

         The Fund has entered into an agreement enabling it to participate with either OppenheimerFunds in an unsecured line of credit with a bank. Interest is charged to each fund based on its respective borrowings. The Fund pays a commitment fee equal to its pro rata share of the average amortized amount of the credit line. This fee is described in the notes to the Financial Statements at the end of this Statement of Additional Information.

         |X|  Investing in Other Investment Companies. The Fund can invest on a short-term basis up to 5% of its net assets in other investment companies that have an objective similar to the Fund's objective. Because the Fund would be subject to its ratable share of the other investment company's expenses, the Fund will not make these investments unless the Manager believes that the potential investment benefits justify the added costs and expenses.

         |X|  Taxable Investments. While the Fund can invest up to 20% of its net assets in investments that generate income subject to income taxes, it attempts to invest 100% of its assets in tax-exempt securities under normal market conditions.
The Fund does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the
Fund would not be able to meet its objective of providing tax-exempt income to its shareholders. Taxable investments include, for example, options, repurchase agreements, and some of the types of securities it would buy for temporary defensive purposes.

         |X|  Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

         The Fund ordinarily does not trade securities to achieve capital gains, because they would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 50%.
Investment Restrictions

         |X|  What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the
1940 Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
o        67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than
                  50% of the outstanding shares are present or represented by proxy, or
o        more than 50% of the outstanding shares.

         The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this
Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The
Fund's most significant investment policies are described in the Prospectus.

         |X|  Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

o        The Fund cannot borrow money or mortgage or pledge any of its assets, except that the Fund may borrow from a bank for temporary or emergency purposes or for investment purposes in amounts not exceeding 5% of its total assets. Where borrowings are made for a purpose other than temporary or emergency purposes, the 1940 Act requires that the Fund maintain asset coverage of at least 300% for all such borrowings. Should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowings within three days to the extent necessary to meet that asset coverage requirement. To reduce its borrowings, the Fund might have to sell investments at a time when it would be disadvantageous to do so. Additionally, interest paid by the Fund on its borrowings will decrease the net earnings of the Fund.

o        The Fund cannot buy any securities on margin or sell any securities short.

o        The Fund cannot lend any of its funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities.

o        The Fund cannot act as underwriter of securities issued by other persons. A permitted exception is if the Fund technically is deemed to be an underwriter under the federal securities laws in connection with the disposition of its portfolio securities.

o        The Fund cannot purchase the securities of any issuer that would result in the Fund owning more than 10% of the voting securities of that issuer.

o        The Fund cannot purchase securities from or sell them to its officers and trustees, or any firm of which any officer or trustee is a member, as principal. However, the Fund may deal with such persons or firms as brokers and pay a customary brokerage commission. The Fund cannot retain securities of any issuer, if to the knowledge of the Fund, one or more of its officers, trustees or investment advisor, own beneficially more than1/2of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of those securities.

o        The Fund cannot acquire, lease or hold real estate, except as may be necessary or advisable for the maintenance of its offices or to enable the Fund to take appropriate such action in the event of financial difficulties, default or bankruptcy of either the issuer of or the underlying source of funds for debt service for any obligations in the Fund's portfolio.

o        The Fund cannot invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options (or purchase put options) listed for trading on a national securities exchange. The Fund can also purchase call options (and sell put options) to the extent necessary to close out call options it previously wrote or put options it previously purchased.

o        The Fund cannot invest in companies for the purpose of exercising control or management.

o        The Fund cannot invest more than 25% of its total assets in securities of  issuers of a particular industry. For the purposes of this limitation, tax-exempt securities and United States government obligations are not considered to be part of an industry. However, with respect to industrial development bonds and other revenue obligations for which the underlying credit is a business or charitable entity, the industry of that entity will be considered for purposes of this
25% limitation.

o        The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchases agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions and contracts to buy or sell derivatives, hedging instruments, options or futures.

         Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Diversification. The Fund intends to be "diversified," as defined in the 1940 Act, with respect to 75% of its total assets, and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth above. Under the 1940
Act's requirements for diversification, as to 75% of its total assets, the Fund cannot invest more than 5% of its net assets in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities) nor can it own more than 10% of an issuer's voting securities.

         In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer.
Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

         In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval.

         For the purposes of the Fund's policy not to concentrate in securities of issuers as described in the investment restrictions listed in the Prospectus and this Statement of Additional Information, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.
Bonds which are refunded with escrowed U.S. government securities are considered U.S. government securities for purposes of the Fund's policy not to concentrate.

         Subject to the limitations stated above, from time to time the Fund may increase the relative emphasis of its investments in a particular segment of the municipal securities market above 25% of its net assets. For example, these might include, among others, general obligation bonds, pollution control bonds, hospital bonds, or any other segment of the municipal securities market as listed in Appendix A to this Statement of Additional Information. To the extent it does so, the Fund's exposure to market risks from economic, business, political or other changes affecting one bond in a particular segment (such as proposed legislation affecting the financing of a project or decreased demand for a type of project) might also affect other bonds in the same.

         |X|  Does the Fund Have Any Restrictions That Are Not Fundamental? The Fund operates under certain investment restrictions which are non-fundamental investment policies of the Fund and which can be changed by the Board without shareholder approval. These restrictions provide that:

o        The Fund may not acquire more than 3% of the voting securities issued by any one investment company. An exception is if the acquisition results from a dividend or a merger, consolidation or other reorganization. Also, the Fund cannot invest more than 5% of its assets in securities issued by any one investment company or invest more than 5% of the Fund's assets in securities of other investment companies.

o        For purposes of the Fund's investment restriction as to concentration described above, its policy with respect to concentration of investments shall be interpreted as prohibiting the Fund from making an investment in any given industry if, upon making the proposed investment, 25% or more of the value of its total assets would be invested in such industry.

o        For the purposes of the Fund's policy regarding minimum investments in the tax-exempt securities, the minimum investment requirement is based on net assets plus borrowings used for investment purposes.

How the Fund Is Managed

Organization and History. The Fund was organized as a New York corporation in June 1965 and reorganized as Massachusetts business trust in February 1991. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

         |X|  Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares.  The
Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.  Shares do not have cumulative voting rights or preemptive or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

         The Fund currently has four classes of shares: Class A, Class B, Class C, and Class Y.  All classes invest in the same investment portfolio. Only certain institutional investors may elect to purchase Class Y shares. Each class of shares:
o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
o        may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o        votes as a class on matters that affect that class alone.

|X|      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

         |X| Meetings of Shareholders.  As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the 1940 Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

         Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee.  The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a
Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1%
of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment
Company Act.

         |X|  Shareholder and Trustee Liability.  The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of
Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

         The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.  Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

         The Board of Trustees has an Audit Committee.  The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor.  The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditors concerning the Fund's internal accounting procedures and controls, and reviews reports of the Manager's internal auditor.  The members of the Audit
Committee are Paul Clinton (Chairman), Thomas Courtney, Robert Galli, Lacy Herrmann and Brian Wruble.  The Audit Committee
met three times during the Fund's fiscal year ended December 31, 2001.

Trustees and Officers of the Fund.  The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and the principal occupations and business affiliations during the past five years are listed below.  Each of the Trustees is an "Independent Trustee," as defined in the 1940 Act.  The information for the Trustees also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares of the Board III Funds beneficially owned by the Trustee.  All information is as of December 31, 2001.  All of the Trustees are also trustees or directors of the following Oppenheimer funds1 (referred to as "Board III Funds"):

Oppenheimer  Quest For Value  Funds,  a series  fund having  Rochester Portfolio Series, a series fund having one series:
the following series:                                        Limited-Term New York Municipal Fund
  Oppenheimer Small Cap Value Fund,                          Bond Fund Series, a series fund having one series:
  Oppenheimer Quest Balanced Value Fund and                  Oppenheimer Convertible Securities Fund
  Oppenheimer Quest Opportunity Value Fund                   Rochester Fund Municipals
Oppenheimer Quest Global Value Fund, Inc.                    Oppenheimer MidCap Fund
Oppenheimer Quest Capital Value Fund, Inc.                   Oppenheimer Quest Value Fund, Inc.

         In addition to being a director or trustee of the Board III Funds, Mr. Galli is also a director or trustee of 31 other portfolios in the Oppenheimer Funds complex.

         Messrs. Murphy, Fielding, Molleur, Tanner, Wixted and Zack and Mses. Feld and Ives who are officers of the Fund, respectively hold the same offices of one or more of the other Board III Funds as with the Fund. As of April 1, 2002 the
Trustees and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of Class A, Class B,
Class C and Class Y shares. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by officers of the Fund listed above. In addition, each Independent Trustee, and his or her family members, do not own securities of either the Manager or Distributor of the Board III Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

Independent Trustees

----------------------- ----------------------------------------------------------------- -------------- ----------------
                                                                                                            Aggregate
                                                                                                          Dollar Range
Name, Address,2 Age,                                                                      Dollar Range      of Shares
Position(s) Held with   Principal Occupation(s) During Past 5 Years / Other                 of Shares     Owned in any
Fund and Length of      Trusteeships/Directorships Held by Trustee / Number of            Owned in the    of the Board
Service3                Portfolios in Fund Complex Overseen by Trustee                        Fund          III Funds
----------------------- ----------------------------------------------------------------- -------------- ----------------
----------------------- ----------------------------------------------------------------- -------------- ----------------
Thomas W. Courtney,     Principal of Courtney  Associates,  Inc. (venture capital firm);      None          $10,001 -
Chairman of the Board   former General Partner of Trivest Venture Fund (private  venture
of Trustees, Trustee    capital  fund);   former  President  of  Investment   Counseling
since 1996              Federated  Investors,  Inc.;  Trustee of Cash  Assets  Trust,  a
Age: 68                 money  market  fund;  Director of OCC Cash  Reserves,  Inc.  and
                        Trustee of OCC  Accumulation  Trust,  both of which are open-end                     $50,000
                        investment companies;  Trustee of four funds for Pacific Capital and Tax Free Trust of  Arizona.  Oversees 10  portfolios  in the
                        OppenheimerFunds complex.
----------------------- ----------------------------------------------------------------- -------------- ----------------
----------------------- ----------------------------------------------------------------- -------------- ----------------
John Cannon, Trustee,   Director,  Neuberger  Berman Income Managers Trust,  Neuberger &
since 1992              Berman  Income  Funds  and  Neuberger  Berman  Trust,   (1995  -
Age: 72.                present);   Neuberger  Berman  Equity  Funds  (November  2000  -
                        present);  Trustee,  Neuberger Berman Mutual Funds (October 1994
                        - present);  formerly Chairman and Treasurer,  CDC Associates, a                    $10,001 -
                        registered  investment  adviser (December 1993 - February 1996);      None           $50,000
                        Independent   Consultant;    Chief   Investment   Officer,   CDC
                        Associates  (1996 - June 2000);  Consultant  and  director,  CDC
                        Associates  (December  1993 -  February  1999).  Oversees  three portfolios in the OppenheimerFunds complex.
----------------------- ----------------------------------------------------------------- -------------- ----------------
----------------------- ----------------------------------------------------------------- -------------- ----------------
Paul Y. Clinton,        Principal  of Clinton  Management  Associates,  a financial  and
Trustee, since 1996     venture  capital   consulting  firm;  Trustee  of  Capital  Cash
Age: 70.                Management Trust, a money-market fund and Narragansett  Tax-Free
                        Fund, a  tax-exempt  bond fund;  Director of OCC Cash  Reserves,
                        Inc. and Trustee of OCC  Accumulation  Trust,  both of which are open-end  investment  companies.  Formerly:  Director,  External
                        Affairs,  Kravco  Corporation,  a national real estate owner and
                        property management  corporation;  President of Essex Management      None        Over $100,000
                        Corporation,  a management consulting company; a general partner of  Capital  Growth  Fund,  a  venture  capital  partnership;  a general  partner of Essex  Limited  Partnership,  an  investment partnership;  President of Geneve Corp., a venture capital fund;
                        Chairman of Woodland Capital Corp., a small business  investment company;  and Vice  President  of W.R.  Grace & Co.  Oversees 10
                        portfolios in the OppenheimerFunds complex.
----------------------- ----------------------------------------------------------------- -------------- ----------------
----------------------- ----------------------------------------------------------------- -------------- ----------------
Robert G. Galli,        A Trustee or Director of other Oppenheimer funds.  Formerly Vice      None        Over $100,000
Trustee since 1996      Chairman  of  the  Manager   (October  1995  -  December  1997).
Age: 68                 Oversees 41 portfolios in the OppenheimerFunds complex.
----------------------- ----------------------------------------------------------------- -------------- ----------------
----------------------- ----------------------------------------------------------------- -------------- ----------------
Lacy B. Herrmann,       Chairman  and  Chief  Executive  Officer  of  Aquila  Management      None          $10,001 -
Trustee since 1996      Corporation,    the   sponsoring   organization   and   manager,
Age: 72                 administrator  and/or  sub-Adviser  to  the  following  open-end investment companies,  and Chairman of the Board of Trustees and
                        President  of each:  Churchill  Cash  Reserves  Trust,  Aquila -
                        Cascadia  Equity  Fund,   Pacific  Capital  Cash  Assets  Trust,
                        Pacific  Capital  U.S.  Treasuries  Cash Assets  Trust,  Pacific
                        Capital   Tax-Free   Cash   Assets   Trust,   Prime  Cash  Fund,
                        Narragansett  Insured  Tax-Free  Income Fund,  Tax-Free Fund For
                        Utah,  Churchill  Tax-Free  Fund of Kentucky,  Tax-Free  Fund of
                        Colorado,  Tax-Free Trust of Oregon,  Tax-Free Trust of Arizona,
                        Hawaiian  Tax-Free Trust, and Aquila Rocky Mountain Equity Fund;
                        Vice President,  Director,  Secretary, and formerly Treasurer of                     $50,000
                        Aquila  Distributors,  Inc.,  distributor  of the  above  funds;
                        President  and Chairman of the Board of Trustees of Capital Cash
                        Management Trust ("CCMT"),  and an Officer and  Trustee/Director
                        of its  predecessors;  President and Director of STCM Management
                        Company, Inc., sponsor and adviser to CCMT; Chairman,  President
                        and  a  Director  of  InCap  Management  Corporation,   formerly
                        sub-adviser and  administrator of Prime Cash Fund and Short Term
                        Asset  Reserves;  Director  of  OCC  Cash  Reserves,  Inc.,  and
                        Trustee of OCC  Accumulation  Trust,  both of which are open-end investment  companies;  Trustee  Emeritus  of Brown  University.
                        Oversees 10 portfolios in the OppenheimerFunds complex.
----------------------- ----------------------------------------------------------------- -------------- ----------------
----------------------- ----------------------------------------------------------------- -------------- ----------------
Brian Wruble, Trustee   Special   Limited   Partner  (since  January  1999)  of  Odyssey    $10,001 -       $50,001 -
since 2001              Investment  Partners,  LLC (private equity investment);  General
Age: 59                 Partner (since September 1996) of Odyssey Partners,  L.P. (hedge fund in  distribution  since 1/1/97);  Director (since May 2000)
                        of Ray & Berendtson,  Inc.  (executive  search  firm);  Board of
                        Governing   Trustees   (since   August   1990)  of  The  Jackson
                        Laboratory  (non-profit);  Trustee (since May 1992) of Institute     $50,000        $100,000
                        for Advanced Study (educational  institute);  Trustee (since May
                        2000)  of  Research  Foundation  of AIMR  (investment  research, non-profit);  formerly Governor, Jerome Levy Economics Institute of Bard College  (economics  research)  (August 1990 - September
                        2001). Oversees 10 portfolios in the OppenheimerFunds complex.
----------------------- ----------------------------------------------------------------- -------------- ----------------

Officers of the Fund

---------------------------------------------- ---------------------------------------------------------------------------
Name, Address,4 Age, Position(s) Held with     Principal Occupation(s) During Past 5 Years
Fund and Length of Time Served5
---------------------------------------------- ---------------------------------------------------------------------------
---------------------------------------------- ---------------------------------------------------------------------------
Ronald H. Fielding,                            Senior Vice  President  (since  January 1996) of the Manager;  Chairman of
Vice President and Portfolio Manager (since    the Rochester  Division of the Manager (since  January  1996);  an officer
1996)                                          and portfolio  manager of other  Oppenheimer  funds;  prior to joining the
Age: 53                                        Manager in January  1996,  he was  President  and a director of  Rochester
                                               Capital  Advisors,  Inc.  (1993  -  1995),  the  Fund's  prior  investment advisor,  and of Rochester Fund Services,  Inc. (1986 - 1995),  the Fund's
                                               prior  distributor;  President  and a  trustee  of  Limited  Term New York
                                               Municipal  Fund (1991 - 1995),  Oppenheimer  Convertible  Securities  Fund
                                               (1986 - 1995) and Rochester Fund Municipals  (1986 - 1995);  President and
                                               a director  of  Rochester  Tax  Managed  Fund,  Inc.  (1982 - 1995) and of
                                               Fielding Management Company, Inc. (1982 - 1995), an investment advisor.
---------------------------------------------- ---------------------------------------------------------------------------
---------------------------------------------- ---------------------------------------------------------------------------
Anthony A. Tanner,                             Vice  President of the Rochester  Division of the Manager  (since  January
Vice President (since 2002) and Portfolio      1996);  an  officer  and  portfolio  manager of other  Oppenheimer  funds;
Manager (since 1996)                           formerly Vice President of Research of Rochester  Capital  Advisors,  Inc.
Age: 41                                        and Fielding Management Company, Inc. (1991 - December 1995).
---------------------------------------------- ---------------------------------------------------------------------------
---------------------------------------------- ---------------------------------------------------------------------------
John V. Murphy,                                Chairman,  Chief  Executive  Officer  and  director  (since June 2001) and
President (since October 2001)                 President (since  September 2000) of the Manager;  President and a trustee
Age: 52                                        of other Oppenheimer funds;  President and a director (since July 2001) of
                                               Oppenheimer  Acquisition  Corp.,  the Manager's parent holding company and of Oppenheimer  Partnership  Holdings,  Inc., a holding company subsidiary of  the  Manager;  Director  (since  November  2001)  of  OppenheimerFunds
                                               Distributor,  Inc., a subsidiary  of the Manager;  Chairman and a director
                                               (since  July  2001)  of  Shareholder  Services,  Inc.  and of  Shareholder
                                               Financial  Services,  Inc.,  transfer agent  subsidiaries  of the Manager;
                                               President  and a director  (since  July 2001) of  OppenheimerFunds  Legacy
                                               Program,  a  charitable  trust  program  established  by  the  Manager;  a
                                               director  of  the  following  investment  advisory   subsidiaries  of  the
                                               Manager:   OAM   Institutional,   Inc.  and  Centennial  Asset  Management
                                               Corporation   (since  November   2001),   HarbourView   Asset   Management
                                               Corporation  and  OFI  Private   Investments,   Inc.  (since  July  2002);
                                               President  (since  November  1, 2001) and a director  (since July 2001) of
                                               Oppenheimer Real Asset Management,  Inc., an investment advisor subsidiary of the Manager;  a director  (since  November 2001) of Trinity  Investment
                                               Management  Corp.  and  Tremont  Advisers,   Inc.,   investment   advisory
                                               affiliates of the Manager;  Executive Vice President (since February 1997)
                                               of  Massachusetts  Mutual Life  Insurance  Company,  the Manager's  parent company;  a director  (since  June 1995) of DBL  Acquisition  Corporation;
                                               formerly  Chief  Operating  Officer (from  September 2000 to June 2001) of the Manager;  President and trustee (from  November 1999 to November 2001)
                                               of  MML  Series  Investment  Fund  and  MassMutual   Institutional  Funds,
                                               open-end investment  companies;  a director (from September 1999 to August
                                               2000) of C.M. Life Insurance Company;  President,  Chief Executive Officer
                                               and director  (from  September  1999 to August 2000) of MML Bay State Life
                                               Insurance  Company;  a  director  (from June 1989 to June 1998) of Emerald
                                               Isle  Bancorp  and  Hibernia  Savings  Bank,  wholly-owned  subsidiary  of
                                               Emerald  Isle  Bancorp.  Oversees 63  portfolios  in the  OppenheimerFunds complex.
---------------------------------------------- ---------------------------------------------------------------------------
---------------------------------------------- ---------------------------------------------------------------------------
Brian W. Wixted,                               Senior Vice  President  and  Treasurer  (since March 1999) of the Manager;
Treasurer, Principal Financial and             Treasurer (since March 1999) of HarbourView Asset Management  Corporation,
Accounting Officer (since April 1999)          Shareholder   Services,    Inc.,   Oppenheimer   Real   Asset   Management
Age: 42                                        Corporation,    Shareholder   Financial   Services,    Inc.,   Oppenheimer
                                               Partnership  Holdings,  Inc., OFI Private  Investments,  Inc. (since March
                                               2000),  OppenheimerFunds  International  Ltd. and  Oppenheimer  Millennium
                                               Funds plc (since May 2000),  offshore fund management  subsidiaries of the
                                               Manager, and OAM Institutional,  Inc. (since November 2000), an investment advisory subsidiary of the Manager;  Treasurer and Chief Financial Officer
                                               (since May 2000) of Oppenheimer Trust Company,  a trust company subsidiary of the Manager;  Assistant  Treasurer  (since  March 1999) of  Oppenheimer
                                               Acquisition Corp. and OppenheimerFunds  Legacy Program (since April 2000);
                                               an  officer  of other  Oppenheimer  funds;  formerly  Principal  and Chief
                                               Operating  Officer,  Bankers Trust Company - Mutual Fund Services Division
                                               (March 1995 - March 1999).
---------------------------------------------- ---------------------------------------------------------------------------
---------------------------------------------- ---------------------------------------------------------------------------
Robert G. Zack,                                Senior  Vice  President  (since  May  1985)  and  General  Counsel  (since
Secretary (since November 1, 2001)             February  2002)  of  the  Manager;   Assistant  Secretary  of  Shareholder
Age: 53                                        Services,  Inc. (since May 1985),  Shareholder  Financial  Services,  Inc.
                                               (since   November   1989);   OppenheimerFunds   International   Ltd.   and
                                               Oppenheimer  Millennium  Funds plc  (since  October  1997);  an officer of other  Oppenheimer  funds;  formerly,  Acting  General  Counsel  (November
                                               2001-February 2002) and Associate General Counsel (1984 - October 2001)
---------------------------------------------- ---------------------------------------------------------------------------
---------------------------------------------- ---------------------------------------------------------------------------
Denis R. Molleur,                              Vice  President and Senior  Counsel of the Manager  (since July 1999);  an
Assistant Secretary (since December 2001)      officer  of  other  Oppenheimer  funds;  formerly  a  Vice  President  and
Age: 44                                        Associate Counsel of the Manager (September 1995 - July 1999).
---------------------------------------------- ---------------------------------------------------------------------------
---------------------------------------------- ---------------------------------------------------------------------------
Katherine P. Feld,                             Vice  President and Senior  Counsel of the Manager  (since July 1999);  an
Assistant Secretary (since December 2001)      officer  of  other  Oppenheimer  funds;  formerly  a  Vice  President  and
Age: 43                                        Associate Counsel of the Manager (June 1990 - July 1999).
---------------------------------------------- ---------------------------------------------------------------------------
---------------------------------------------- ---------------------------------------------------------------------------
Kathleen T. Ives,                              Vice President and Assistant  Counsel of the Manager (since June 1998); an
Assistant Secretary (since December 2001)      officer of other Oppenheimer  funds;  formerly an Assistant Vice President
Age: 36                                        and  Assistant  Counsel of the  Manager  (August  1997 - June  1998);  and
                                               Assistant Counsel of the Manager (August 1994-August 1997).
---------------------------------------------- ---------------------------------------------------------------------------

         |X|  Remuneration of Trustees. The officers of the Fund who are affiliated with the Manager receive no salary or fee from the Fund. The Trustees of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended December 31, 2001. The compensation from all of the Board III Funds (including the Fund) represents compensation received as a director, trustee or member of a committee of the boards of those funds during the calendar year
2001.

-------------------------------------------- ------------------------ ----------------------- ------------------------
Trustee Name and Other Fund Position(s)      Aggregate Compensation         Retirement                 Total
                                                                             Benefits              Compensation
                                                                         Accrued as Part             From All
                                                                             of Fund              Board III Funds
(as applicable)                                    from Fund1               Expenses1               (10 Funds)2
-------------------------------------------- ------------------------ ----------------------- ------------------------
-------------------------------------------- ------------------------ ----------------------- ------------------------
John Cannon                                          $11,674                   None                   $37,414
-------------------------------------------- ------------------------ ----------------------- ------------------------
-------------------------------------------- ------------------------ ----------------------- ------------------------
Paul Y. Clinton                                      $30,308                   None                   $97,126
-------------------------------------------- ------------------------ ----------------------- ------------------------
-------------------------------------------- ------------------------ ----------------------- ------------------------
Thomas W. Courtney                                   $30,308                   None                   $97,126
-------------------------------------------- ------------------------ ----------------------- ------------------------
-------------------------------------------- ------------------------ ----------------------- ------------------------
Robert G. Galli3                                     $30,308                   None                  $202,886
-------------------------------------------- ------------------------ ----------------------- ------------------------
-------------------------------------------- ------------------------ ----------------------- ------------------------
Lacy B. Herrmann                                     $30,308                   None                   $97,126
-------------------------------------------- ------------------------ ----------------------- ------------------------
-------------------------------------------- ------------------------ ----------------------- ------------------------
Brian Wruble4                                        $18,488                   None                   $59,250
-------------------------------------------- ------------------------ ----------------------- ------------------------
* Effective  March 31, 2001,  George Loft resigned as a Trustee of the Fund.  For the fiscal year ended December 31, 2001 Mr.
Loft received  $11,819  aggregate  compensation  from the Fund,  and for the calendar  year ended  December 31, 2001 Mr. Loft received $37,876 total compensation from all Board III funds.
1.       For the fiscal year ended December 31, 2001. Aggregate  compensation includes fees, deferred  compensation,  if any, and  retirement  plan benefits  accrued for a Trustee.  No retirement  benefit  expenses were  allocated to the Fund for fiscal year ended December 31, 2001.
2.       For the 2001 calendar year.
3.       Total  compensation for the 2001 calendar year includes $105,760  compensation  received for serving as a Trustee or
     Director of 33 Oppenheimer funds other than Board III Funds.
4.       Elected to the board on 4/01/01.

|X|      Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired
Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as Trustee for any of the Board III Funds listed above for at least
15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the
Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

         |X|  Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

         Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

         |X|  Major Shareholders. As of April 1, 2002, the only person who owned of record or were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, Class C or Class Y shares was:

         Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246, which owned 24,537,368.273 Class A shares (representing 10.20%of the Class A shares then outstanding); 8,369,816.129
         Class B shares (representing 11.99% of the Class B shares then outstanding; and 5,170,009.648 Class C shares
         (representing 20.71% of the Class C shares then outstanding), for the benefit of its customers.

         Roger W. Kirby Tr UW Gwendoline Hoguet Trust FBO Geoffrey R. Hoguet, 1 E. 66th St. New York, NY 10021-5854, who
         owned 606,250.969 Class Y shares (representing 87.23%of the Class Y shares then outstanding); and

         Elizabeth N. Hoguet, 238 McLain Rd., Mount Kisco, NY 10549-4931, who owed 88,633.967 Class Y shares (representing
         12.75%of the Class Y shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts
Mutual Life Insurance Company.

         |X|  Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

         The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange
Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at
HTTP://WWW.SEC.GOV. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail
------------------
address: PUBLICINFO@SEC.GOV., or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
         -------------------

         |X|  The Investment Advisory Agreement. The Manager provides investment advisory and management services to the
Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.
         The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to disinterested Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

         The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains by reason of good faith errors or omissions on its part with respect to any of its duties under the agreement. The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

o        Accounting and Record-Keeping Services. The Manager provides accounting and record-keeping services to the Fund pursuant to an Accounting and Administration Agreement approved by the Board of Trustees. Under that agreement, the Manager maintains the general ledger accounts and records relating to the Fund's business and calculates the daily net asset values of the Fund's shares.

-------------------- ----------------------------------------------- -----------------------------------------------
Fiscal Year Ended                Management Fee Paid to                Accounting and Administrative Services Fee
12/31                            OppenheimerFunds, Inc.                      Paid to OppenheimerFunds, Inc.
-------------------- ----------------------------------------------- -----------------------------------------------
-------------------- ----------------------------------------------- -----------------------------------------------
       1999                           $20,655,696                                      $1,327,586
-------------------- ----------------------------------------------- -----------------------------------------------
-------------------- ----------------------------------------------- -----------------------------------------------
       2000                           $20,044,174                                      $1,287,774
-------------------- ----------------------------------------------- -----------------------------------------------
-------------------- ----------------------------------------------- -----------------------------------------------
       2001                           $24,490,985                                     $1,579,7381
-------------------- ----------------------------------------------- -----------------------------------------------

              |X| Annual Approval of Investment Advisory Agreement. Each year, the Board of Trustees, including a majority of the Independent Trustees is required to approve the renewal of the investment advisory agreement. The 1940 Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

         The Board also receives information about the 12b-1 distribution fees the Fund pays.  These distribution fees are reviewed and approved at a different time of the year.
         The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o        The nature, cost, and quality of the services provided to the Fund and its shareholders;
o        The profitability of the Fund to the Manager;
o        The investment performance of the Fund in comparison to regular market indices
o        Economies of scale that may be available to the Fund from the Manager;
o        Fees paid by other mutual funds for similar services;
o        The value and quality of any other benefits or services received by the Fund from its relationship with the
                  Manager, and
o        The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the General Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange Act.

         The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.  The Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The Board also considered the investment performance of other mutual funds advised by the Manager. The
Board is aware that there are alternatives to the use of the Manager.

         These matters were also considered by the Independent Trustees, meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the
Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

         In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.  The Board judged the terms and conditions of the Agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. Under the agreement, the Manager may employ those broker-dealers (including "affiliated" brokers, as that term is defined in the 1940 Act) that, in the Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of
Trustees.

         Under the investment advisory agreement, the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those other considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.
Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon
recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

         Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.

         The Fund seeks to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates. Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

         Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

         The research services provided by brokers broaden the scope and supplement the research activities of the Manager.
That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

              -------------------------------- -----------------------------------------------------------
                  Fiscal Year Ended 12/31            Total Brokerage Commissions Paid by the Fund1
              -------------------------------- -----------------------------------------------------------
              -------------------------------- -----------------------------------------------------------
                           1999                                           None
              -------------------------------- -----------------------------------------------------------
              -------------------------------- -----------------------------------------------------------
                           2000                                           None
              -------------------------------- -----------------------------------------------------------
              -------------------------------- -----------------------------------------------------------
                           2001                                           None
              -------------------------------- -----------------------------------------------------------
1.       Amounts do not include spreads or concessions on principal amounts on a net trade basis.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.
Expenses normally attributable to sales are borne by the Distributor.

         The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares during the
Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below:

--------------- ------------------ ------------------- -------------------- ------------------- -------------------
Fiscal Year     Aggregate          Class A             Concessions on       Concessions on      Concessions on
                Front-End Sales    Front-End Sales     Class A Shares       Class B Shares      Class C Shares
                Charges            Charges Retained    Advanced by          Advanced by         Advanced by
Ended 12/31:    on Class A Shares  by Distributor      Distributor1         Distributor1        Distributor1
--------------- ------------------ ------------------- -------------------- ------------------- -------------------
--------------- ------------------ ------------------- -------------------- ------------------- -------------------
     1999          $15,666,528         $2,234,617          $2,064,409          $13,060,682          $1,290,419
--------------- ------------------ ------------------- -------------------- ------------------- -------------------
--------------- ------------------ ------------------- -------------------- ------------------- -------------------
     2000          $8,466,379          $1,294,411           $528,433            $6,994,067           $711,009
--------------- ------------------ ------------------- -------------------- ------------------- -------------------
--------------- ------------------ ------------------- -------------------- ------------------- -------------------
     2001          $17,868,015         $2,695,893          $1,143,154          $16,428,018          $2,028,152
--------------- ------------------ ------------------- -------------------- ------------------- -------------------
1.   The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

------------------- ------------------------------- ------------------------------- -------------------------------
Fiscal Year Ended   Class A Contingent Deferred     Class B Contingent Deferred     Class C Contingent Deferred
                    Sales Charges Retained by       Sales Charges Retained by       Sales Charges Retained by
12/31:              Distributor                     Distributor                     Distributor
------------------- ------------------------------- ------------------------------- -------------------------------
------------------- ------------------------------- ------------------------------- -------------------------------
       2001                    $54,854                        $1,783,196                       $96,365
------------------- ------------------------------- ------------------------------- -------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the 1940 Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees6, cast in person at a meeting called for the purpose of voting on that plan.
         Under the plans, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

         Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the
Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding shares of that class.

         The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a "majority" (as defined in the 1940 Act)
of the shares of each class, voting separately by class.

         While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the
Independent Trustees.

         Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

         Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees currently limits aggregate payments under the Class A plan to 0.15% of average annual net assets.

         |X|  Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor.
The Distributor makes payments to plan recipients quarterly at an annual rate currently not to exceed 0.15% of the average daily net assets of Class A shares held in accounts of the service provider or their customers.

         For the fiscal year ended December 31, 2001, payments under the Plan for Class A shares totaled $5,749,303, all of which was paid by the Distributor to recipients. That amount included $40,825 paid to an affiliate of the Distributor. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

         |X|  Class B and Class C Service and Distribution Plans. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during that period. The Class B and Class C plans permit the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance. The types of services that recipients provide are similar to the services provided under the Class A plan, described above.

         The Distributor presently intends to pay recipients the service fee on Class B and Class C shares in advance for the first year the shares are outstanding. After the first year shares are outstanding, the Distributor makes payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for an advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

         The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

         The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. The Fund pays the asset-based sales charge to the
Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:
o        pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o        may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o        employs personnel to support distribution of Class B and Class C shares, and
o        bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.
o        may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o        receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o        may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o        may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o        may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

         The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the
Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The Class B plan allows for the carry-forward of unreimbursed distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

----------------------------------------------------------------------------------------------------------------------
                        Distribution Fees Paid to the Distributor for the Year Ended 12/31/01
----------------------------------------------------------------------------------------------------------------------
------------------- --------------------- ---------------------- ---------------------------- ------------------------
Class:              Total Payments        Amount Retained by     Distributor's Aggregate      Distributor's
                                                                                              Unreimbursed Expenses
                                                                 Unreimbursed Expenses        as % of Net Assets of
                    Under Plan            Distributor            Under Plan                   Class
------------------- --------------------- ---------------------- ---------------------------- ------------------------
------------------- --------------------- ---------------------- ---------------------------- ------------------------
Class B Plan             $9,964,784            $7,473,0551               $44,186,463                   3.82%
------------------- --------------------- ---------------------- ---------------------------- ------------------------
------------------- --------------------- ---------------------- ---------------------------- ------------------------
Class C Plan             $3,556,016            $1,053,9962               $7,192,741                    1.68%
------------------- --------------------- ---------------------- ---------------------------- ------------------------
1.       Includes $8,496 paid to an affiliate of the Distributor's parent company.
2.       Includes $8,411 paid to an affiliate of the Distributor's parent company.

         All payments under the Class B and the Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include
"standardized yield," "tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return,"
"average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the its most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.525.7048 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

         The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and
Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the one-, five- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

         Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:
o        Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o        The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
o        An investment in the Fund is not insured by the FDIC or any other government agency.
o        The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
o        When an investor's shares are redeemed, they may be worth more or less than their original cost.
o        Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

         The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

|X|      Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.
o        Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

         Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and
Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

Standardized Yield            = 2 [ (   a - b    +1     6  -1 ]
                                      --------
                                        cd

         The symbols above represent the following factors:
         a =   dividends and interest earned during the 30-day period.
         b =   expenses accrued for the period (net of any expense assumptions).
         c =   the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
         d =   the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

         The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

o        Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

                         Dividend Yield = dividends paid x 12/maximum offering price (payment date)

         The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. There is no sales charge on Class Y shares. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

o        Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

         The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the
Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

         The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal taxable income (the net amount subject to federal income tax after deductions and exemptions). The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

---------------------------------------------------------------------------------------------------------------------
                               The Fund's Yields for the 30-Day Period Ended 12/31/01
---------------------------------------------------------------------------------------------------------------------
--------------- ------------------------------- ------------------------------- -------------------------------------
Class of              Standardized Yield                Dividend Yield              Tax-Equivalent Yield (43.27%
                                                                                         Combined Federal/
Shares                                                                                 New York Tax Bracket)
--------------- ------------------------------- ------------------------------- -------------------------------------
--------------- --------------- --------------- --------------- --------------- ------------------ ------------------
                Without Sales   After Sales     Without Sales   After Sales     Without Sales      After Sales
                Charge          Charge          Charge          Charge          Charge             Charge
--------------- --------------- --------------- --------------- --------------- ------------------ ------------------
--------------- --------------- --------------- --------------- --------------- ------------------ ------------------
Class A             6.07%           5.78%           5.97%           5.68%            10.69%             10.18%
--------------- --------------- --------------- --------------- --------------- ------------------ ------------------
--------------- --------------- --------------- --------------- --------------- ------------------ ------------------
Class B             5.21%            N/A            5.01%            N/A              9.18%               N/A
--------------- --------------- --------------- --------------- --------------- ------------------ ------------------
--------------- --------------- --------------- --------------- --------------- ------------------ ------------------
Class C             5.21%            N/A            5.02%            N/A              9.18%               N/A
--------------- --------------- --------------- --------------- --------------- ------------------ ------------------
--------------- --------------- --------------- --------------- --------------- ------------------ ------------------
Class Y             6.19%            N/A            6.11%            N/A             10.90%               N/A
--------------- --------------- --------------- --------------- --------------- ------------------ ------------------

         |X|  Total Return Information. There are different types of "total returns" to measure the Fund's performance.
Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one-year period. There is no sales charge on Class Y shares.

o        Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

           ERV         - 1   Average Annual Total Return
                    l/n

           --------
              P

o        Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

    ERV - P       = Total Return
-----------------
       P

o        Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for each class of shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

-------------------------------------------------------------------------------------------------------------------------
                                The Fund's Total Returns for the Periods Ended 12/31/01
-------------------------------------------------------------------------------------------------------------------------
--------------- ------------------------- -------------------------------------------------------------------------------
Class of            Cumulative Total                               Average Annual Total Returns
                  Returns (10 Years or
Shares          Life-of-Class, if Less)
--------------- ------------------------- -------------------------------------------------------------------------------
--------------- ------------------------- ------------------------- ------------------------- ---------------------------
                                                   1-Year                   5-Years                    10-Years
                                                                       (or Life-of-Class,
                                                                            if Less)               (if applicable)
--------------- ------------------------- ------------------------- ------------------------- ---------------------------
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------- ------------
                   After       Without       After       Without    After Sales     Without    After Sales     Without
                   Sales        Sales        Sales        Sales        Charge        Sales        Charge        Sales
                  Charge       Charge       Charge       Charge                     Charge                     Charge
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------- ------------
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------- ------------
Class A1          81.48%       90.53%        0.15%        5.14%        4.45%         5.47%        6.14%         6.66%
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------- ------------
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------- ------------
Class B           22.57%2      24.53%2      -0.71%        4.25%        4.34%2       4.69%2         N/A           N/A
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------- ------------
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------- ------------
Class C           24.51%3      24.51%3       3.20%        4.19%        4.68%3       4.68%3         N/A           N/A
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------- ------------
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------- ------------
Class Y             N/A        14.69%4        N/A        5.25%4         N/A         8.53%4         N/A           N/A
--------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------- ------------
1. Inception of Class A:   5/15/86.
2. Inception of Class B:   3/17/97.
3. Inception of Class C:   3/17/97.
4. Inception of Class Y:   4/28/00.

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

|X|      Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by
Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.
Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories. Lipper also publishes "Lipper Leader" awards in two categories:

o        Lipper Leaders for Consistent Return. Lipper also scores funds in their broad asset categories and in their peer groups, based on two characteristics: consistency, or the strength of a fund's performance trend, and effective return, the
Fund's total return adjusted for its historical downside risk but without considering sales charge.

o        Lipper Leaders for Preservation. In addition, Lipper scores funds in their peer groups, based on monthly returns, without considering sales charges, and identifies funds that had fewer and less severe negative monthly performance periods.

o        Morningstar Ratings and Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the municipal bond funds category.

         Morningstar proprietary star rankings reflect historical risk-adjusted total investment return.  For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk.  The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.  The Overall
Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Ratings metrics.

         The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star rating. Those total return rankings are percentages from 1% to 100% and are not risk-adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

         |X|  Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as
Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the
U.S. government.

         From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account.
Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o        information about the performance of certain securities or commodities markets or segments of those markets,
o        information about the performance of the economies of particular countries or regions,
o        the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o        the availability of different types of securities or offerings of securities,
o        information relating to the gross national or gross domestic product of the United States or other countries or regions,
o        comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the
              Fund.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The
Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated.
If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under
Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

|X|      Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o        Class A and Class B shares you purchase for your individual accounts (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o        Current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o        Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

         A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X|      The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor

Oppenheimer Bond Fund                                         Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund                         Oppenheimer Main Street Opportunity Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund                         Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund                               Oppenheimer Quest Balanced Value Fund
Oppenheimer Champion Income Fund                              Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Concentrated Growth Fund                          Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Convertible Securities Fund                       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund                           Oppenheimer Quest Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund                       Oppenheimer Real Asset Fund
Oppenheimer Discovery Fund                                    Oppenheimer Rochester National Municipals
Oppenheimer Emerging Growth Fund                              Oppenheimer Senior Floating Rate Fund
Oppenheimer Emerging Technologies Fund                        Oppenheimer Small Cap Value Fund
Oppenheimer Enterprise Fund                                   Oppenheimer Special Value Fund
Oppenheimer Europe Fund                                       Oppenheimer Strategic Income Fund
Oppenheimer Global Fund                                       Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund                       Oppenheimer Trinity Core Fund
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Growth Fund                                       Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund                                   Oppenheimer U.S. Government Trust
Oppenheimer Intermediate Municipal Fund                       Oppenheimer Value Fund
Oppenheimer International Bond Fund                           Limited-Term New York Municipal Fund
Oppenheimer International Growth Fund                         Rochester Fund Municipals
Oppenheimer International Small Company Fund                  OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Limited-Term Government Fund                      OSM1 - Jennison Growth Fund
Oppenheimer Main Street Growth & Income Fund                  OSM1 - Mercury Advisors S&P 500 Index
Oppenheimer Main Street Opportunity Fund                      OSM1 - Mercury Advisors Focus Growth Fund
Oppenheimer Main Street Small Cap Fund                        OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund                                       OSM1 - Salomon Brothers Capital Fund
Oppenheimer Multiple Strategies Fund
And the following money market funds:

Centennial America Fund, L. P.                                Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust
Centennial Government Trust                                   Oppenheimer Cash Reserves
Centennial Money Market Trust                                 Oppenheimer Money Market Fund, Inc.

1 - "OSM" stands for Oppenheimer Select Managers

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of
Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

         A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of
Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter.
The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

         A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the
Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a
Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

         If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent.  If the intended purchase amount under a Letter of
Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of
Intent period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of
Intent period. All of such purchases must be made through the Distributor.

         |X|  Terms of Escrow That Apply to Letters of Intent.

              1.  Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the
Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of
$2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

              2.   If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

              3.  If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the
Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

              4.  By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

              5.  The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)      Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)      Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)      Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.
              6.  Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset
Builder Plans are available only if your bank is an ACH member. Asset Builder Plans also enable shareholders of Oppenheimer
Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

         If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your
Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

         Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return
it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the
Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or
Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

         The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares -
to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

         The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

         |X|  Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue
Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect.
Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         |X|  Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees,
Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses,
Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

         Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

         |X|  Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o        Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o        The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)      debt instruments that have a maturity of more than 397 days when issued,
(2)      debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)      non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o        The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)      money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)      debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o        Securities not having readily-available market quotations are valued at fair value determined under the Board's procedures.

         If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid"
price if no "asked" price is available).

         In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

         Puts and calls are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put or call is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of
Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.
If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time.  The Fund will provide you notice whenever it is required to do so by applicable law.

         In choosing to take advantage of the Checkwriting privilege, by signing the Account Application or by completing a
Checkwriting card, each individual who signs:
(1)      for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)      for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)      authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)      specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;
(5)      understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)      acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the
Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o        Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o        Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other
Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to
Class C or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

         Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the
Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash.
However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the
Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

         If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the
Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the
Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

         Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the
Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the
Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

         Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic
Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

         The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class
A share purchases, shareholders should not make regular additional Class A share purchases while participating in an
Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information.)

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor.
When adopted, any amendments will automatically apply to existing Plans.

         |X|  Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions.
Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange
Shares" in the Prospectus and below in this Statement of Additional Information.

         |X|  Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

         The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the
"Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the
Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the
Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the
Planholder. Receipt of payment on the date selected cannot be guaranteed.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or
AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current
Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

         The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the
Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the
Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

         To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.
How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor.
o        All of the Oppenheimer funds currently offer Class A, B, C and N shares except for: Oppenheimer Money Market Fund,
         Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York
         Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer
         Class A shares and Oppenheimer Municipal Bond Fund, Oppenheimer Senior Floating Rate Fund, Oppenheimer New Jersey
         Municipal Fund, Oppenheimer New York Municipal Fund, Oppenheimer Pennsylvania Municipal Fund, Oppenheimer
         Intermediate Municipal Fund, Rochester National Municipals, Rochester Fund Municipals and Limited Term New York
         Municipal Fund which do not offer Class N shares.
o        Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o        Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o        Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other
         Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class
         M shares.
o        Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other
         Oppenheimer funds and no exchanges may be made to Class X shares.
o        Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund,
         Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund.  Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.
o        Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer
         Money Market Fund or Class A shares of Oppenheimer Cash Reserves. If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating
         Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.
o        Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund and Oppenheimer Select Managers QM Active
         Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.

         Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of
Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of
Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

         Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the
Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased.
If requested, they must supply proof of entitlement to this privilege.

         Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law.
It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

         |X|  How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares of any Oppenheimer fund (other than Rochester National Municipals and Rochester Fund Municipals) acquired by exchange of Class
A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within eighteen (18) months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. When Class A shares of Rochester
National Municipals and Rochester Fund Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within twenty-four (24) months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

         When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

         When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares"
in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

         Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

         |X|  Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

         |X|  Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         |X|  Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer
Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

         When you exchange some or all of your shares from one fund to another, any special account feature such as an
Asset Builder Plan or Automatic Withdrawal Plan will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal
Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

         In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.
The federal tax treatment of the Fund's distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

         The tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, possible with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

         |X|  Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

         If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to
"pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The
Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund's dividends would be taxable to shareholders.

         To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

         To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S.
government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than
25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

|X|      Taxation of Fund  Distributions.  The Fund  intends to qualify  under the  Internal  Revenue Code during each fiscal year to pay  "exempt-interest  dividends" to its shareholders.  To satisfy this qualification,  at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets  consists of  obligations as defined in Section 103(a)
of the Internal  Revenue Code, as amended.  Exempt-interest  dividends that are derived from net investment  income earned by the Fund on municipal  securities will be excludable from gross income of  shareholders  for federal income tax purposes.  To the extent the Fund fails to qualify to pay  exempt-interest  dividends in any given form,  such dividends  would be included in the gross income of shareholders for federal income tax purposes.

         Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

         A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

         A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:

(1)      certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2)      income from securities loans;
(3)      income or gains from options or futures,
(4)      any net short-term capital gain; and
(5)      any market discount amortization on tax-exempt bonds.

         The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of
Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

         In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code, the
Fund will also be exempt from New York corporate income and franchise taxes. It will also be qualified under New York law to pay exempt-interest dividends that will be exempt from New York State and New York City personal income taxes. That exemption applies to the extent that the Fund's distributions are attributable to interest on New York municipal securities. Distributions from the Fund attributable to income from sources other than New York municipal securities and
U.S. government obligations will generally be subject to New York State and New York City personal income taxes as ordinary income.

         Distributions by the Fund from investment income and long- and short-term capital gains will generally not be excludable from taxable net investment income in determining New York corporate franchise tax and New York City general corporation tax for corporate shareholders of the Fund. Additionally, certain distributions paid to corporate shareholders of the Fund may be includable in income subject to the New York alternative minimum tax.

              |X| Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and
98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year.
If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If the net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

         If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate.  If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of their pro rata share of such gain. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

         Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Fund will be required in certain cases to withhold 30% (29% for payments after December 31, 2003) of ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct
         -                                                                                                       -------
taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

         |X|  Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the
                                                                                             -
shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

         In general,  any gain or loss arising from the  redemption of shares of the Fund will be considered  capital gain or loss,  if the shares were held as a capital  asset.  It will be  long-term  capital  gain or loss if the shares were held for more than one year.  However,  any capital  loss arising  from the  redemption  of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends  received on those shares.  Special holding  period rules under the Internal  Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

         |X|  Foreign Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid (not including exempt-interest dividends paid by the Fund) from a mutual fund are not considered "effectively connected" income.

         Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in March of each year.

         If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or
                                                        ---
business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status.

         If the foreign person fails to provide a certification of her/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 30% (29% for payments after December 31, 2003) on ordinary income dividends (not including
"exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

         The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc. a subsidiary of the Manager that acts as the Fund's Distributor. The
Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the
Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds.
Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the
Fund. It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of
$100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

===============================================================================
To the Board of Trustees and Shareholders of
Rochester Fund Municipals:

We have audited the accompanying statement of assets and liabilities of
Rochester Fund Municipals, including the statement of investments, as of
December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1999, were audited by other auditors whose report dated January 24, 2000, expressed an unqualified opinion on this information.
      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rochester Fund Municipals as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
January 18, 2002

                                                                  Financials

                         9 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 2001

       Principal                                                                                      Market Value
          Amount                                                         Coupon        Maturity         See Note 1
=====================================================================================================================
 Municipal Bonds and Notes--101.5%
---------------------------------------------------------------------------------------------------------------------
 New York-89.4%

$        60,000      Albany County IDA (Upper Hudson Library)             8.750%     05/01/2007         $    60,084
---------------------------------------------------------------------------------------------------------------------
        955,000      Albany County IDA (Upper Hudson Library)             8.750      05/01/2022             975,456
---------------------------------------------------------------------------------------------------------------------
        280,071      Albany Hsg. Authority                                0.000      10/01/2012(p)           93,393
---------------------------------------------------------------------------------------------------------------------
        620,000      Albany Hsg. Authority (Lark Drive)                   5.500      12/01/2028             613,949
---------------------------------------------------------------------------------------------------------------------
      1,420,000      Albany IDA (Albany Medical Center)                   6.000      05/01/2019           1,239,930
---------------------------------------------------------------------------------------------------------------------
      2,460,000      Albany IDA (Albany Medical Center)                   6.000      05/01/2029           2,040,816
---------------------------------------------------------------------------------------------------------------------
      1,265,000      Albany IDA (Albany Medical Center)                   8.250      08/01/2004           1,292,160
---------------------------------------------------------------------------------------------------------------------
        400,000      Albany IDA (Albany Municipal Golf Course Clubhouse)  7.500      05/01/2012             413,240
---------------------------------------------------------------------------------------------------------------------
        970,000      Albany IDA (Albany Rehab.)                           8.375      06/01/2023           1,012,690
---------------------------------------------------------------------------------------------------------------------
      1,685,000      Albany IDA (MARA Mansion Rehab.)                     6.500      02/01/2023           1,687,393
---------------------------------------------------------------------------------------------------------------------
      1,395,000      Albany IDA (Port of Albany)                          7.250      02/01/2024           1,430,014
---------------------------------------------------------------------------------------------------------------------
      1,135,000      Albany IDA (Sage Colleges)                           5.250      04/01/2019           1,110,348
---------------------------------------------------------------------------------------------------------------------
      1,760,000      Albany IDA (Sage Colleges)                           5.300      04/01/2029           1,680,571
---------------------------------------------------------------------------------------------------------------------
        100,000      Albany IDA (University Heights-Albany Pharmacy)      6.750      12/01/2029             111,753
---------------------------------------------------------------------------------------------------------------------
      1,770,000      Albany Parking Authority                             0.000      11/01/2017             761,914
---------------------------------------------------------------------------------------------------------------------
      2,510,000      Albany Parking Authority                             5.625      07/15/2020           2,517,856
---------------------------------------------------------------------------------------------------------------------
      2,000,000      Albany Parking Authority                             5.625      07/15/2025           1,992,180
---------------------------------------------------------------------------------------------------------------------
      2,170,000      Allegany County IDA (Cuba Memorial Hospital)(a,d)    6.500      11/01/2009           1,999,720
---------------------------------------------------------------------------------------------------------------------
      4,230,000      Allegany County IDA (Cuba Memorial Hospital)(a,d)    7.250      11/01/2019           3,642,538
---------------------------------------------------------------------------------------------------------------------
      4,200,000      Allegany County IDA (Houghton College)               5.250      01/15/2024           3,922,002
---------------------------------------------------------------------------------------------------------------------
        920,000      Amherst IDA (Asbury Pointe)                          5.800      02/01/2015             846,584
---------------------------------------------------------------------------------------------------------------------
      3,000,000      Amherst IDA (Asbury Pointe)                          6.000      02/01/2029           2,508,480
---------------------------------------------------------------------------------------------------------------------
      2,880,000      Amherst IDA (Daemen College)                         6.000      10/01/2021           2,835,504
---------------------------------------------------------------------------------------------------------------------
     10,570,000      Amherst IDA (Daemen College)                         6.125      10/01/2031          10,375,829
---------------------------------------------------------------------------------------------------------------------
      3,000,000      Appleridge Retirement Community                      5.750      09/01/2041           3,090,540
---------------------------------------------------------------------------------------------------------------------
        700,000      Babylon IDA (JFB & Sons Lithographers)               7.625      12/01/2006             707,420
---------------------------------------------------------------------------------------------------------------------
      2,570,000      Babylon IDA (JFB & Sons Lithographers)               8.625      12/01/2016           2,640,572
---------------------------------------------------------------------------------------------------------------------
      1,330,000      Babylon IDA (WWH Ambulance)                          7.375      09/15/2008           1,383,160
---------------------------------------------------------------------------------------------------------------------
        515,000      Batavia Hsg. Authority (Washington Towers)           6.500      01/01/2023             522,097
---------------------------------------------------------------------------------------------------------------------
      1,750,000      Battery Park City Authority                          5.250      11/01/2017           1,685,215
---------------------------------------------------------------------------------------------------------------------
      2,000,000      Battery Park City Authority(w)                       5.500      11/01/2026           2,026,520
---------------------------------------------------------------------------------------------------------------------
        730,000      Battery Park City Authority                         10.000      06/01/2023             733,672
---------------------------------------------------------------------------------------------------------------------
      1,400,000      Bayshore HDC                                         7.500      02/01/2023           1,442,028
---------------------------------------------------------------------------------------------------------------------
        415,000      Beacon IDA (Craig House)(a)                          9.000      07/01/2011             311,250
---------------------------------------------------------------------------------------------------------------------
        930,000      Bethany Retirement Home                              7.450      02/01/2024           1,040,447
---------------------------------------------------------------------------------------------------------------------
      1,065,000      Blauvelt Volunteer Fire Company                      6.250      10/15/2017           1,016,617
---------------------------------------------------------------------------------------------------------------------
         45,000      Bleeker Terrace HDC                                  8.350      07/01/2004              45,379
---------------------------------------------------------------------------------------------------------------------
        900,000      Bleeker Terrace HDC                                  8.750      07/01/2007             909,234
---------------------------------------------------------------------------------------------------------------------
        580,000      Brookhaven IDA (Brookhaven Memorial Hospital)        8.250      11/15/2030             588,213
---------------------------------------------------------------------------------------------------------------------
      6,965,000      Brookhaven IDA (Dowling College)                     6.750      03/01/2023           6,205,467
---------------------------------------------------------------------------------------------------------------------
        250,000      Brookhaven IDA (Farber)(a)                           3.562(v)   12/01/2002             249,875
---------------------------------------------------------------------------------------------------------------------
        490,000      Brookhaven IDA (Farber)(a)                           3.562(v)   12/01/2004             489,265
---------------------------------------------------------------------------------------------------------------------
        265,000      Brookhaven IDA (Interdisciplinary School)            8.500      12/01/2004             273,088
---------------------------------------------------------------------------------------------------------------------
      3,220,000      Brookhaven IDA (Interdisciplinary School)            9.500      12/01/2019           3,436,384

                        10 | ROCHESTER FUND MUNICIPALS

  Principal                                                                                             Market Value
     Amount                                                                   Coupon       Maturity       See Note 1
-----------------------------------------------------------------------------------------------------------------------
New York Continued

$ 1,250,000  Brookhaven IDA (St. Joseph's College)                             6.000%     12/01/2020      $ 1,291,637
-----------------------------------------------------------------------------------------------------------------------
  2,425,000  Brookhaven IDA (Stony Brook Foundation)                           6.500      11/01/2020        2,431,499
-----------------------------------------------------------------------------------------------------------------------
    940,000  Brookhaven IDA (TDS Realty)                                       6.550      12/01/2019          952,577
-----------------------------------------------------------------------------------------------------------------------
    600,000  Brookhaven IDA (United Baking Company)                            8.750      12/01/2011          598,980
-----------------------------------------------------------------------------------------------------------------------
  3,240,000  Brookhaven IDA (United Baking Company)                            8.750      12/01/2030        3,241,490
-----------------------------------------------------------------------------------------------------------------------
  3,615,000  Canandaigua Recreation Devel. Corp. (Roseland Water Park)(a)      8.750      11/01/2030        3,502,971
-----------------------------------------------------------------------------------------------------------------------
  3,185,000  Canandaigua Recreation Devel. Corp. (Roseland Water Park)(a)      8.750      11/01/2030        3,086,297
-----------------------------------------------------------------------------------------------------------------------
  3,295,000  Canandaigua Recreation Devel. Corp. (Roseland Water Park)(a)      8.750      11/01/2030        3,192,888
-----------------------------------------------------------------------------------------------------------------------
  4,715,000  Canandaigua Recreation Devel. Corp. (Roseland Water Park)(a)      8.750      11/01/2030          235,750
-----------------------------------------------------------------------------------------------------------------------
  1,000,000  Canton Human Services Initiatives                                 5.700      09/01/2024        1,000,330
-----------------------------------------------------------------------------------------------------------------------
  1,260,000  Canton Human Services Initiatives                                 5.750      09/01/2032        1,257,719
-----------------------------------------------------------------------------------------------------------------------
    600,000  Capital District Youth Center                                     6.000      02/01/2017          628,254
-----------------------------------------------------------------------------------------------------------------------
    500,000  Carnegie Redevelopment Corp.(a)                                   7.000      09/01/2021          506,595
-----------------------------------------------------------------------------------------------------------------------
  1,545,000  Cattaraugus County IDA (Cherry Creek)                             9.800      09/01/2010        1,579,314
-----------------------------------------------------------------------------------------------------------------------
    570,000  Cattaraugus County IDA
             (Jamestown Community College)                                     6.400      07/01/2019          597,668
-----------------------------------------------------------------------------------------------------------------------
  1,000,000  Cattaraugus County IDA
             (Jamestown Community College)                                     6.500      07/01/2030        1,048,460
-----------------------------------------------------------------------------------------------------------------------
  4,360,000  Cattaraugus County IDA (Olean General Hospital)                   5.250      08/01/2023        4,209,711
-----------------------------------------------------------------------------------------------------------------------
  1,465,000  Cattaraugus County IDA (St. Bonaventure University)               5.450      09/15/2019        1,451,258
-----------------------------------------------------------------------------------------------------------------------
  8,615,000  Cayuga County COP (Auburn Memorial Hospital)                      6.000      01/01/2021        8,934,875
-----------------------------------------------------------------------------------------------------------------------
  2,900,000  Chautauqua County IDA
             (Jamestown Community College)                                     5.250      08/01/2028        2,771,530
-----------------------------------------------------------------------------------------------------------------------
  1,310,000  Chautauqua County IDA (Jamestown Devel. Corp.)                    7.125      11/01/2008        1,366,225
-----------------------------------------------------------------------------------------------------------------------
  3,395,000  Chautauqua County IDA (Jamestown Devel. Corp.)                    7.125      11/01/2018        3,531,717
-----------------------------------------------------------------------------------------------------------------------
  2,500,000  Chautauqua County Tobacco Asset Securitization Corp.              6.750      07/01/2040        2,705,325
-----------------------------------------------------------------------------------------------------------------------
  8,700,000  Chemung County IDA (St. Joseph's Hospital)                        6.000      01/01/2013        7,977,813
-----------------------------------------------------------------------------------------------------------------------
  9,055,000  Chemung County IDA (St. Joseph's Hospital)                        6.350      01/01/2013        8,542,487
-----------------------------------------------------------------------------------------------------------------------
  4,910,000  Chemung County IDA (St. Joseph's Hospital)                        6.500      01/01/2019        4,508,607
-----------------------------------------------------------------------------------------------------------------------
  1,960,000  Clifton Springs Hospital & Clinic                                 7.650      01/01/2012        1,947,868
-----------------------------------------------------------------------------------------------------------------------
  3,470,000  Clifton Springs Hospital & Clinic                                 8.000      01/01/2020        3,438,076
-----------------------------------------------------------------------------------------------------------------------
     35,000  Cohoes GO                                                         6.200      03/15/2012           36,025
-----------------------------------------------------------------------------------------------------------------------
     25,000  Cohoes GO                                                         6.200      03/15/2013           25,584
-----------------------------------------------------------------------------------------------------------------------
     25,000  Cohoes GO                                                         6.250      03/15/2014           25,512
-----------------------------------------------------------------------------------------------------------------------
     25,000  Cohoes GO                                                         6.250      03/15/2015           25,366
-----------------------------------------------------------------------------------------------------------------------
     25,000  Cohoes GO                                                         6.250      03/15/2016           25,293
-----------------------------------------------------------------------------------------------------------------------
    375,000  Columbia County IDA (ARC)                                         7.750      06/01/2005          385,781
-----------------------------------------------------------------------------------------------------------------------
  2,650,000  Columbia County IDA (ARC)                                         8.650      06/01/2018        2,780,777
-----------------------------------------------------------------------------------------------------------------------
    335,000  Columbia County IDA (Berkshire Farms)                             6.900      12/15/2004          345,094
-----------------------------------------------------------------------------------------------------------------------
  1,855,000  Columbia County IDA (Berkshire Farms)                             7.500      12/15/2014        1,938,345
-----------------------------------------------------------------------------------------------------------------------
  3,500,000  Dutchess County IDA (Bard College)                                7.000      11/01/2017        3,704,120
-----------------------------------------------------------------------------------------------------------------------
  2,705,000  Dutchess County IDA (Vassar Brothers Hospital)                    6.500      04/01/2020        2,863,594
-----------------------------------------------------------------------------------------------------------------------
  5,595,000  Dutchess County IDA (Vassar Brothers Hospital)                    6.500      04/01/2030        5,931,259
-----------------------------------------------------------------------------------------------------------------------
  1,700,000  Dutchess County Res Rec (Solid Waste)                             6.800      01/01/2010(p)     1,817,283
-----------------------------------------------------------------------------------------------------------------------
  1,805,000  Dutchess County Res Rec (Solid Waste)                             7.000      01/01/2010(p)     1,925,646
-----------------------------------------------------------------------------------------------------------------------
  1,000,000  Dutchess County Water & Wastewater Authority                      0.000      06/01/2027          244,520

                         11 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

  Principal                                                                                             Market Value
     Amount                                                                   Coupon        Maturity      See Note 1
----------------------------------------------------------------------------------------------------------------------
New York Continued

$ 3,350,000  East Rochester Hsg. Authority (Episcopal Senior Hsg.)             7.750%     10/01/2032    $  3,303,066
----------------------------------------------------------------------------------------------------------------------
  1,355,000  East Rochester Hsg. Authority (Gates Senior Hsg.)                 6.125      04/20/2043       1,429,566
----------------------------------------------------------------------------------------------------------------------
  1,400,000  East Rochester Hsg. Authority
             (Genesee Valley Nursing Home)                                     5.200      12/20/2024       1,363,194
----------------------------------------------------------------------------------------------------------------------
  2,000,000  East Rochester Hsg. Authority (Linden Knoll)                      5.350      02/01/2038       1,904,680
----------------------------------------------------------------------------------------------------------------------
  1,620,000  East Rochester Hsg. Authority (North Park Nursing Home)           5.200      10/20/2024       1,573,328
----------------------------------------------------------------------------------------------------------------------
  4,095,000  East Rochester Hsg. Authority (St. John's Meadows)                5.950      08/01/2027       4,158,841
----------------------------------------------------------------------------------------------------------------------
     25,000  Elmira HDC                                                        7.500      08/01/2007          25,248
----------------------------------------------------------------------------------------------------------------------
  3,210,000  Erie County IDA (Affordable Hospitality)(a)                       9.250      12/01/2015       2,809,745
----------------------------------------------------------------------------------------------------------------------
    945,000  Erie County IDA (Air Cargo)                                       8.250      10/01/2007         949,196
----------------------------------------------------------------------------------------------------------------------
  2,380,000  Erie County IDA (Air Cargo)                                       8.500      10/01/2015       2,447,901
----------------------------------------------------------------------------------------------------------------------
 44,000,000  Erie County IDA (Canfibre Lackawanna)(a,b,d)                      9.050      12/01/2025      15,400,000
----------------------------------------------------------------------------------------------------------------------
    575,000  Erie County IDA (DePaul Properties)                               5.750      09/01/2028         494,120
----------------------------------------------------------------------------------------------------------------------
  3,055,000  Erie County IDA (DePaul Properties)                               6.500      09/01/2018       2,889,388
----------------------------------------------------------------------------------------------------------------------
     25,000  Erie County IDA (Episcopal Church Home)                           5.875      02/01/2018          22,577
----------------------------------------------------------------------------------------------------------------------
  9,495,000  Erie County IDA (Episcopal Church Home)                           6.000      02/01/2028       8,383,895
----------------------------------------------------------------------------------------------------------------------
  3,230,000  Erie County IDA (Medaille College)                                8.000      12/30/2022       3,317,436
----------------------------------------------------------------------------------------------------------------------
  3,515,000  Erie County IDA (Medaille College)                                8.250      11/01/2026       3,556,688
----------------------------------------------------------------------------------------------------------------------
  2,655,000  Erie County IDA (Mercy Hospital)                                  6.250      06/01/2010       2,445,733
----------------------------------------------------------------------------------------------------------------------
    480,000  Erie County Tobacco Asset Securitization Corp.                    6.125      07/15/2030         498,235
----------------------------------------------------------------------------------------------------------------------
 21,785,000  Erie County Tobacco Asset Securitization Corp.                    6.250      07/15/2040      22,811,727
----------------------------------------------------------------------------------------------------------------------
 45,920,000  Erie County Tobacco Asset Securitization Corp.                    6.750      07/15/2040      49,271,701
----------------------------------------------------------------------------------------------------------------------
  1,850,000  Essex County IDA (International Paper Company)                    5.500      08/15/2022       1,746,474
----------------------------------------------------------------------------------------------------------------------
  2,300,000  Essex County IDA (International Paper Company)                    6.450      11/15/2023       2,376,061
----------------------------------------------------------------------------------------------------------------------
  5,000,000  Essex County IDA (Moses Ludington Nursing Home)                   6.375      02/01/2050       5,425,850
----------------------------------------------------------------------------------------------------------------------
    325,000  Essex County IDA (Moses Ludington Nursing Home)                   9.000      02/01/2008         328,347
----------------------------------------------------------------------------------------------------------------------
  5,680,000  Franklin County IDA (Adirondack Medical Center)                   5.500      12/01/2029       5,659,609
----------------------------------------------------------------------------------------------------------------------
  4,245,000  Franklin County SWMA                                              6.250      06/01/2015       4,330,155
----------------------------------------------------------------------------------------------------------------------
  2,300,000  Fulton County IDA (Nathan Littauer)                               7.000      11/01/2004       2,313,018
----------------------------------------------------------------------------------------------------------------------
    345,000  Geneva IDA (Finger Lakes Cerebral Palsy)                          8.250      11/01/2004         352,231
----------------------------------------------------------------------------------------------------------------------
  1,000,000  Geneva IDA (Finger Lakes Cerebral Palsy)                          8.500      11/01/2016       1,020,960
----------------------------------------------------------------------------------------------------------------------
    725,000  Glen Cove IDA (SLCD)                                              6.875      07/01/2008         707,034
----------------------------------------------------------------------------------------------------------------------
  3,775,000  Glen Cove IDA (SLCD)                                              7.375      07/01/2023       3,533,777
----------------------------------------------------------------------------------------------------------------------
 19,660,000  Glen Cove IDA (The Regency at Glen Cove)                          0.000      10/15/2019(p)    6,252,273
----------------------------------------------------------------------------------------------------------------------
  2,280,000  Glen Cove IDA (The Regency at Glen Cove)                          0.000      10/15/2019(p)      725,086
----------------------------------------------------------------------------------------------------------------------
  2,375,000  Grand Central BID (Grand Central District Management)             5.250      01/01/2022       2,321,824
----------------------------------------------------------------------------------------------------------------------
  2,795,000  Green Island Power Authority                                      6.000      12/15/2020       2,746,814
----------------------------------------------------------------------------------------------------------------------
  1,695,000  Green Island Power Authority                                      6.000      12/15/2025       1,621,403
----------------------------------------------------------------------------------------------------------------------
  1,935,000  Groton Community Health Care Center                               7.450      07/15/2021       2,169,483
----------------------------------------------------------------------------------------------------------------------
    715,000  Hamilton EHC (Hamilton Apartments)                               11.250      01/01/2015         736,536
----------------------------------------------------------------------------------------------------------------------
    430,000  Hempstead IDA (Dentaco Corp.)                                     7.250      11/01/2012         420,652
----------------------------------------------------------------------------------------------------------------------
  1,270,000  Hempstead IDA (Dentaco Corp.)                                     8.250      11/01/2025       1,232,065
----------------------------------------------------------------------------------------------------------------------
  5,710,000  Hempstead IDA (Engel Burman Senior Hsg.)                          6.250      11/01/2010       5,521,056
----------------------------------------------------------------------------------------------------------------------
 18,825,000  Hempstead IDA (Engel Burman Senior Hsg.)                          6.750      11/01/2024      17,979,946
----------------------------------------------------------------------------------------------------------------------
  3,940,000  Hempstead IDA (Franklin Hospital Medical Center)                  5.750      11/01/2008       3,727,752

                         12 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                          Market Value
      Amount                                                                  Coupon       Maturity     See Note 1
--------------------------------------------------------------------------------------------------------------------
New York Continued

$  9,375,000   Hempstead IDA (Franklin Hospital Medical Center)                6.375%    11/01/2018   $  8,374,687
--------------------------------------------------------------------------------------------------------------------
   5,700,000   Hempstead IDA (Hungry Harbor Associates)(w)                     8.000     05/01/2044      5,699,715
--------------------------------------------------------------------------------------------------------------------
   6,355,000   Hempstead IDA (South Shore YJCC)                                6.750     11/01/2024      5,848,761
--------------------------------------------------------------------------------------------------------------------
  12,995,000   Herkimer County IDA (Burrows Paper)(a)                          8.000     01/01/2009     12,460,126
--------------------------------------------------------------------------------------------------------------------
   1,285,000   Herkimer County IDA (College Foundation)                        6.400     11/01/2020      1,314,388
--------------------------------------------------------------------------------------------------------------------
   2,000,000   Herkimer County IDA (College Foundation)                        6.500     11/01/2030      2,034,780
--------------------------------------------------------------------------------------------------------------------
     385,000   Herkimer Hsg. Authority                                         7.150     03/01/2011        389,724
--------------------------------------------------------------------------------------------------------------------
      60,000   Hsg. NY Corp.                                                   5.500     11/01/2020         60,500
--------------------------------------------------------------------------------------------------------------------
     990,000   Hudson IDA (Have, Inc.)                                         8.125     12/01/2017        996,405
--------------------------------------------------------------------------------------------------------------------
     125,000   Huntington Hsg. Authority (GJSR)                                5.875     05/01/2019        111,706
--------------------------------------------------------------------------------------------------------------------
   1,000,000   Huntington Hsg. Authority (GJSR)                                6.000     05/01/2029        859,750
--------------------------------------------------------------------------------------------------------------------
   8,500,000   Huntington Hsg. Authority (GJSR)                                6.000     05/01/2039      7,173,830
--------------------------------------------------------------------------------------------------------------------
     905,000   Islip IDA (Leeway School)                                       9.000     08/01/2021        924,222
--------------------------------------------------------------------------------------------------------------------
      50,000   Islip IDA (WJL Realty)                                          7.800     03/01/2003         50,324
--------------------------------------------------------------------------------------------------------------------
     100,000   Islip IDA (WJL Realty)                                          7.850     03/01/2004        101,178
--------------------------------------------------------------------------------------------------------------------
     100,000   Islip IDA (WJL Realty)                                          7.900     03/01/2005        100,929
--------------------------------------------------------------------------------------------------------------------
     500,000   Islip IDA (WJL Realty)                                          7.950     03/01/2010        507,725
--------------------------------------------------------------------------------------------------------------------
   3,000,000   Kenmore Hsg. Authority (SUNY at Buffalo)                        5.500     08/01/2024      3,003,150
--------------------------------------------------------------------------------------------------------------------
   2,105,000   L.I. Power Authority                                            5.500     12/01/2029      2,121,419
--------------------------------------------------------------------------------------------------------------------
  21,000,000   L.I. Power Authority RITES(a)                                  14.458(f)  12/01/2022     19,203,660
--------------------------------------------------------------------------------------------------------------------
   2,915,000   L.I. Power Authority RITES(a)                                  15.000(f)  09/01/2028      2,778,869
--------------------------------------------------------------------------------------------------------------------
  13,000,000   L.I. Power Authority RITES(a)                                  15.958(f)  12/01/2029     13,602,680
--------------------------------------------------------------------------------------------------------------------
  11,250,000   L.I. Power Authority RITES(a)                                  16.450(f)  12/01/2029     11,771,550
--------------------------------------------------------------------------------------------------------------------
  17,120,000   L.I. Power Authority, Series A                                  5.125     12/01/2022     16,753,803
--------------------------------------------------------------------------------------------------------------------
  30,000,000   L.I. Power Authority, Series A                                  5.125     09/01/2029     28,633,500
--------------------------------------------------------------------------------------------------------------------
  15,000,000   L.I. Power Authority, Series A                                  5.250     12/01/2026     14,804,250
--------------------------------------------------------------------------------------------------------------------
  49,530,000   L.I. Power Authority, Series A                                  5.375     09/01/2025     49,263,529
--------------------------------------------------------------------------------------------------------------------
   2,255,000   L.I. Power Authority, Series A                                  5.500     12/01/2029      2,281,135
--------------------------------------------------------------------------------------------------------------------
  86,300,000   L.I. Power Authority, Series L                                  5.375     05/01/2033     85,299,783
--------------------------------------------------------------------------------------------------------------------
   2,650,000   Lockport HDC                                                    6.000     10/01/2018      2,589,553
--------------------------------------------------------------------------------------------------------------------
     100,000   Lowville GO                                                     7.200     09/15/2005        111,359
--------------------------------------------------------------------------------------------------------------------
      75,000   Lowville GO                                                     7.200     09/15/2007         85,180
--------------------------------------------------------------------------------------------------------------------
     100,000   Lowville GO                                                     7.200     09/15/2012        117,902
--------------------------------------------------------------------------------------------------------------------
     100,000   Lowville GO                                                     7.200     09/15/2013        118,455
--------------------------------------------------------------------------------------------------------------------
     100,000   Lowville GO                                                     7.200     09/15/2014        119,036
--------------------------------------------------------------------------------------------------------------------
   5,350,000   Lyons Community Health Initiatives Corp.                        6.800     09/01/2024      5,671,963
--------------------------------------------------------------------------------------------------------------------
   4,525,000   Macleay Hsg. Corp. (Larchmont Woods)                            8.500     01/01/2031      4,849,035
--------------------------------------------------------------------------------------------------------------------
   1,290,000   Madison County IDA (Oneida Healthcare Center)                   5.300     02/01/2021      1,273,939
--------------------------------------------------------------------------------------------------------------------
   5,500,000   Madison County IDA (Oneida Healthcare Center)                   5.350     02/01/2031      5,400,230
--------------------------------------------------------------------------------------------------------------------
   1,805,000   Madison County IDA (Oneida Healthcare Center)                   6.100     07/01/2014(p)   1,980,284
--------------------------------------------------------------------------------------------------------------------
   2,480,000   Mechanicsville HDC                                              6.900     08/01/2022      2,486,498
--------------------------------------------------------------------------------------------------------------------
     150,000   Middleton IDA (Flanagan Design & Display)                       7.000     11/01/2006        144,432
--------------------------------------------------------------------------------------------------------------------
     690,000   Middleton IDA (Flanagan Design & Display)                       7.500     11/01/2018        629,011
--------------------------------------------------------------------------------------------------------------------
     905,000   Middleton IDA (Fleurchem, Inc.)(a)                              8.000     12/01/2016        899,416
--------------------------------------------------------------------------------------------------------------------
   3,955,000   Middletown IDA (Southwinds Retirement Home)                     6.375     03/01/2018      3,628,119

                         13 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                            Market Value
      Amount                                                                  Coupon       Maturity       See Note 1
----------------------------------------------------------------------------------------------------------------------
New York Continued

$  3,740,000   Middletown IDA (Southwinds Retirement Home)                     8.375%    03/01/2018(p)   $ 4,062,089
----------------------------------------------------------------------------------------------------------------------
     555,000   Middletown IDA (YMCA)                                           6.250     11/01/2009          523,243
----------------------------------------------------------------------------------------------------------------------
   1,255,000   Middletown IDA (YMCA)                                           7.000     11/01/2019        1,146,066
----------------------------------------------------------------------------------------------------------------------
     360,000   Monroe County COP                                               8.050     01/01/2011          368,892
----------------------------------------------------------------------------------------------------------------------
   4,260,000   Monroe County IDA (Al Sigl Center)                              6.600     12/15/2017        4,069,280
----------------------------------------------------------------------------------------------------------------------
   1,590,000   Monroe County IDA (Al Sigl Center)                              7.250     12/15/2015        1,608,205
----------------------------------------------------------------------------------------------------------------------
   3,145,000   Monroe County IDA (Brazill Merk)                                7.900     12/15/2014        3,226,393
----------------------------------------------------------------------------------------------------------------------
     900,000   Monroe County IDA (Canal Ponds)                                 7.000     06/15/2013          939,591
----------------------------------------------------------------------------------------------------------------------
      10,000   Monroe County IDA (Cohber Press)                                7.650     12/01/2002           10,073
----------------------------------------------------------------------------------------------------------------------
      10,000   Monroe County IDA (Cohber Press)                                7.700     12/01/2003           10,082
----------------------------------------------------------------------------------------------------------------------
     170,000   Monroe County IDA (Cohber Press)                                7.850     12/01/2009          171,962
----------------------------------------------------------------------------------------------------------------------
   1,965,000   Monroe County IDA (Collegiate Hsg. Foundation--RIT)             5.375     04/01/2029        1,878,304
----------------------------------------------------------------------------------------------------------------------
   1,835,714   Monroe County IDA (Cottrone Devel.)                             9.500     12/01/2010        1,887,666
----------------------------------------------------------------------------------------------------------------------
     950,000   Monroe County IDA (Dayton Rogers Manufacturing)                 6.100     12/01/2009          900,562
----------------------------------------------------------------------------------------------------------------------
   1,595,000   Monroe County IDA (DePaul Community Facilities)                 5.875     02/01/2028        1,401,814
----------------------------------------------------------------------------------------------------------------------
   5,750,000   Monroe County IDA (DePaul Community Facilities)                 5.950     08/01/2028        5,101,055
----------------------------------------------------------------------------------------------------------------------
     880,000   Monroe County IDA (DePaul Community Facilities)                 6.450     02/01/2014          953,357
----------------------------------------------------------------------------------------------------------------------
   1,285,000   Monroe County IDA (DePaul Community Facilities)                 6.500     02/01/2024        1,343,827
----------------------------------------------------------------------------------------------------------------------
   4,485,000   Monroe County IDA (DePaul Properties)                           6.150     09/01/2021        4,105,165
----------------------------------------------------------------------------------------------------------------------
      95,000   Monroe County IDA (DePaul Properties)                           8.300     09/01/2002           97,410
----------------------------------------------------------------------------------------------------------------------
  14,150,000   Monroe County IDA (Genesee Hospital)(a)                         7.000     11/01/2018        2,805,945
----------------------------------------------------------------------------------------------------------------------
   1,000,000   Monroe County IDA (Jewish Home)                                 6.875     04/01/2017        1,003,530
----------------------------------------------------------------------------------------------------------------------
   4,955,000   Monroe County IDA (Jewish Home)                                 6.875     04/01/2027        4,904,509
----------------------------------------------------------------------------------------------------------------------
     420,000   Monroe County IDA (Machine Tool Research)                       7.750     12/01/2006          415,548
----------------------------------------------------------------------------------------------------------------------
     600,000   Monroe County IDA (Machine Tool Research)                       8.000     12/01/2011          580,632
----------------------------------------------------------------------------------------------------------------------
     300,000   Monroe County IDA (Machine Tool Research)                       8.500     12/01/2013          293,664
----------------------------------------------------------------------------------------------------------------------
   1,165,000   Monroe County IDA (Melles Groit)                                9.500     12/01/2009        1,179,994
----------------------------------------------------------------------------------------------------------------------
   1,490,000   Monroe County IDA (Morrell/Morrell)                             7.000     12/01/2007        1,508,416
----------------------------------------------------------------------------------------------------------------------
   4,330,000   Monroe County IDA (Piano Works)                                 7.625     11/01/2016        4,520,910
----------------------------------------------------------------------------------------------------------------------
   1,000,000   Monroe County IDA (Southview Towers)                            6.125     02/01/2020        1,050,950
----------------------------------------------------------------------------------------------------------------------
   1,465,000   Monroe County IDA (St. John Fisher College)                     5.200     06/01/2019        1,445,618
----------------------------------------------------------------------------------------------------------------------
   2,190,000   Monroe County IDA (St. John Fisher College)                     5.250     06/01/2026        2,121,103
----------------------------------------------------------------------------------------------------------------------
   3,075,000   Monroe County IDA (St. John Fisher College)                     5.375     06/01/2024        3,012,085
----------------------------------------------------------------------------------------------------------------------
   1,215,000   Monroe County IDA (St. Joseph's Parking Garage)(a)              7.000     11/01/2008        1,180,798
----------------------------------------------------------------------------------------------------------------------
   4,345,000   Monroe County IDA (St. Joseph's Parking Garage)(a)              7.500     11/01/2022        4,114,889
----------------------------------------------------------------------------------------------------------------------
   7,420,000   Monroe County IDA (The Children's Beverage Group)(a,b,d)        8.750     11/01/2010          519,400
----------------------------------------------------------------------------------------------------------------------
     945,000   Monroe County IDA (Volunteers of America)                       5.700     08/01/2018          865,762
----------------------------------------------------------------------------------------------------------------------
   2,710,000   Monroe County IDA (Volunteers of America)                       5.750     08/01/2028        2,351,684
----------------------------------------------------------------------------------------------------------------------
      60,000   Monroe County IDA (West End Business)                           6.750     12/01/2004           60,206
----------------------------------------------------------------------------------------------------------------------
      35,000   Monroe County IDA (West End Business)                           6.750     12/01/2004           35,120
----------------------------------------------------------------------------------------------------------------------
     255,000   Monroe County IDA (West End Business)                           6.750     12/01/2004          255,877
----------------------------------------------------------------------------------------------------------------------
     345,000   Monroe County IDA (West End Business)                           8.000     12/01/2014          357,299
----------------------------------------------------------------------------------------------------------------------
     170,000   Monroe County IDA (West End Business)                           8.000     12/01/2014          176,060
----------------------------------------------------------------------------------------------------------------------
     515,000   Monroe County IDA (West End Business)                           8.000     12/01/2014          533,360
----------------------------------------------------------------------------------------------------------------------
   1,375,000   Monroe County IDA (West End Business)                           8.000     12/01/2014        1,424,019

                         14 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                     Market Value
      Amount                                                                            Coupon       Maturity      See Note 1
-------------------------------------------------------------------------------------------------------------------------------
New York Continued

$ 12,000,000  Monroe County IDA (Woodlawn Village)                                       8.550%     11/15/2032   $ 12,868,320
-------------------------------------------------------------------------------------------------------------------------------
  30,500,000  Monroe County Tobacco Asset Securitization Corp.                           6.375      06/01/2035     32,198,545
-------------------------------------------------------------------------------------------------------------------------------
  13,740,000  Monroe County Tobacco Asset Securitization Corp.                           6.625      06/01/2042     14,732,990
-------------------------------------------------------------------------------------------------------------------------------
  10,000,000  Monroe County Tobacco Asset Securitization Corp. RITES(a)                 14.429(f)   06/01/2042     12,168,300
-------------------------------------------------------------------------------------------------------------------------------
     545,000  Monroe HDC (Multifamily Hsg.)                                              7.000      08/01/2021        561,372
-------------------------------------------------------------------------------------------------------------------------------
   5,860,000  Montgomery County IDA (ASMF)(a,b,d)                                        7.250      01/15/2019      3,721,100
-------------------------------------------------------------------------------------------------------------------------------
     865,000  Montgomery County IDA (New Dimensions in Living)                           8.900      05/01/2016        877,101
-------------------------------------------------------------------------------------------------------------------------------
   2,295,000  Mount Vernon IDA (Meadowview)                                              6.150      06/01/2019      2,085,237
-------------------------------------------------------------------------------------------------------------------------------
   2,500,000  Mount Vernon IDA (Meadowview)                                              6.200      06/01/2029      2,181,150
-------------------------------------------------------------------------------------------------------------------------------
  11,275,000  MTADedicated Tax Fund, Series A                                            5.000      11/15/2031     10,714,745
-------------------------------------------------------------------------------------------------------------------------------
  10,000,000  MTAIVRC(a)                                                                 8.938(f)   07/01/2011     11,142,600
-------------------------------------------------------------------------------------------------------------------------------
   9,400,000  MTAYCR(a)                                                                  9.070(f)   07/01/2013      9,470,218
-------------------------------------------------------------------------------------------------------------------------------
   3,000,000  MTAYCR(a)                                                                  9.070(f)   07/01/2022      3,011,250
-------------------------------------------------------------------------------------------------------------------------------
      50,000  MTA, Series J                                                              5.500      07/01/2022         50,094
-------------------------------------------------------------------------------------------------------------------------------
     802,824  Municipal Assistance Corp. for Troy, NY                                    0.000      07/15/2021        284,256
-------------------------------------------------------------------------------------------------------------------------------
   1,218,573  Municipal Assistance Corp. for Troy, NY                                    0.000      01/15/2022        417,702
-------------------------------------------------------------------------------------------------------------------------------
   2,725,000  Nassau County IDA (ACLD)                                                   8.125      10/01/2022      2,810,565
-------------------------------------------------------------------------------------------------------------------------------
   1,460,000  Nassau County IDA (ALIA--ACDS)                                             7.500      06/01/2015      1,497,799
-------------------------------------------------------------------------------------------------------------------------------
     465,000  Nassau County IDA (ALIA--ACLD)                                             7.500      06/01/2015        477,039
-------------------------------------------------------------------------------------------------------------------------------
   7,070,000  Nassau County IDA (ALIA--CSMR)                                             7.000      10/01/2016      6,905,552
-------------------------------------------------------------------------------------------------------------------------------
   2,315,000  Nassau County IDA (ALIA--CSMR)                                             7.500      06/01/2015      2,374,935
-------------------------------------------------------------------------------------------------------------------------------
   2,870,000  Nassau County IDA (ALIA--FREE)                                             7.500      06/01/2015      2,944,304
-------------------------------------------------------------------------------------------------------------------------------
   4,030,000  Nassau County IDA (ALIA--FREE)                                             8.150      06/01/2030      4,137,037
-------------------------------------------------------------------------------------------------------------------------------
     310,000  Nassau County IDA (ALIA--LVH)                                              7.500      06/01/2015        318,026
-------------------------------------------------------------------------------------------------------------------------------
     700,000  Nassau County IDA (CNGCS)                                                  7.500      06/01/2030        718,123
-------------------------------------------------------------------------------------------------------------------------------
   2,245,000  Nassau County IDA (CNGCS)                                                  8.150      06/01/2030      2,304,627
-------------------------------------------------------------------------------------------------------------------------------
   1,165,000  Nassau County IDA (Leo D. Bernstein & Sons)                                8.000      11/01/2010      1,161,214
-------------------------------------------------------------------------------------------------------------------------------
   6,060,000  Nassau County IDA (Leo D. Bernstein & Sons)                                8.875      11/01/2026      6,036,124
-------------------------------------------------------------------------------------------------------------------------------
   2,290,000  Nassau County IDA (North Shore CFGA)                                       6.750      05/01/2024      2,143,303
-------------------------------------------------------------------------------------------------------------------------------
     175,000  Nassau County IDA (RJS Scientific)                                         8.050      12/01/2005        180,162
-------------------------------------------------------------------------------------------------------------------------------
   2,700,000  Nassau County IDA (RJS Scientific)                                         9.050      12/01/2025      2,899,125
-------------------------------------------------------------------------------------------------------------------------------
   2,759,599  Nassau County IDA (Sharp International)(a,b,d)                             7.375      12/01/2007        257,195
-------------------------------------------------------------------------------------------------------------------------------
   1,752,587  Nassau County IDA (Sharp International)(a,b,d)                             7.375      12/01/2007        163,341
-------------------------------------------------------------------------------------------------------------------------------
   2,527,211  Nassau County IDA (Sharp International)(a,b,d)                             7.875      12/01/2012        235,536
-------------------------------------------------------------------------------------------------------------------------------
   1,597,662  Nassau County IDA (Sharp International)(a,b,d)                             7.875      12/01/2012        148,902
-------------------------------------------------------------------------------------------------------------------------------
   2,050,000  Nassau County IDA (United Cerebral Palsy)                                  6.250      11/01/2014      2,002,071
-------------------------------------------------------------------------------------------------------------------------------
  25,000,000  Nassau County IDA (Westbury Senior Living)                                 7.900      11/01/2031     24,913,500
-------------------------------------------------------------------------------------------------------------------------------
   4,375,000  Nassau County IFARITES(a)                                                 14.516(f)   11/15/2021      4,095,437
-------------------------------------------------------------------------------------------------------------------------------
   2,215,000  Nassau County Tobacco Settlement Corp.                                     6.250      07/15/2019      2,307,786
-------------------------------------------------------------------------------------------------------------------------------
   3,295,000  Nassau County Tobacco Settlement Corp.                                     6.250      07/15/2020      3,439,848
-------------------------------------------------------------------------------------------------------------------------------
   4,025,000  Nassau County Tobacco Settlement Corp.                                     6.250      07/15/2020      4,199,162
-------------------------------------------------------------------------------------------------------------------------------
   2,040,000  Nassau County Tobacco Settlement Corp.                                     6.250      07/15/2021      2,128,271
-------------------------------------------------------------------------------------------------------------------------------
   4,900,000  Nassau County Tobacco Settlement Corp.                                     6.300      07/15/2021      5,128,438
-------------------------------------------------------------------------------------------------------------------------------
   1,320,000  Nassau County Tobacco Settlement Corp.                                     6.300      07/15/2022      1,381,538
-------------------------------------------------------------------------------------------------------------------------------
  35,385,000  Nassau County Tobacco Settlement Corp.                                     6.400      07/15/2033     37,272,436

                         15 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                     Market Value
      Amount                                                                              Coupon      Maturity     See Note 1
===============================================================================================================================
New York Continued

$ 22,570,000  Nassau County Tobacco Settlement Corp.                                       6.500%   07/15/2027   $ 23,925,328
-------------------------------------------------------------------------------------------------------------------------------
  35,185,000  Nassau County Tobacco Settlement Corp.                                       6.600    07/15/2039     37,533,951
-------------------------------------------------------------------------------------------------------------------------------
      20,000  New Hartford HDC (Village Point)                                             7.375    01/01/2024         20,177
-------------------------------------------------------------------------------------------------------------------------------
  13,010,000  New Rochelle IDA (College of New Rochelle)                                   5.250    07/01/2027     12,463,840
-------------------------------------------------------------------------------------------------------------------------------
   6,500,000  New Rochelle IDA (College of New Rochelle)                                   5.500    07/01/2019      6,569,485
-------------------------------------------------------------------------------------------------------------------------------
   4,950,000  Newark--Wayne Community Hospital                                             5.875    01/15/2033      5,026,725
-------------------------------------------------------------------------------------------------------------------------------
   2,890,000  Newark--Wayne Community Hospital                                             7.600    09/01/2015      2,802,866
-------------------------------------------------------------------------------------------------------------------------------
   1,500,000  Niagara County IDA (Niagara University)                                      5.350    11/01/2023      1,453,875
-------------------------------------------------------------------------------------------------------------------------------
   5,400,000  Niagara County IDA (Niagara University)                                      5.400    11/01/2031      5,187,186
-------------------------------------------------------------------------------------------------------------------------------
   1,900,000  Niagara County IDA (Sevenson Hotel)                                          6.600    05/01/2007      1,900,969
-------------------------------------------------------------------------------------------------------------------------------
   3,000,000  Niagara County IDA (Solid Waste Disposal)                                    5.550    11/15/2024      3,033,960
-------------------------------------------------------------------------------------------------------------------------------
   6,500,000  Niagara County IDA (Solid Waste Disposal)                                    5.625    11/15/2024      6,667,050
-------------------------------------------------------------------------------------------------------------------------------
     125,000  Niagara County Tobacco Asset Securitization Corp.                            6.250    05/15/2034        130,621
-------------------------------------------------------------------------------------------------------------------------------
   5,045,000  Niagara County Tobacco Asset Securitization Corp.                            6.250    05/15/2040      5,264,357
-------------------------------------------------------------------------------------------------------------------------------
   1,700,000  Niagara Falls CSD COP (High School Facility)                                 5.375    06/15/2028      1,620,474
-------------------------------------------------------------------------------------------------------------------------------
     750,000  Niagara Falls CSD COP (High School Facility)                                 6.625    06/15/2028        801,277
-------------------------------------------------------------------------------------------------------------------------------
     715,000  North Babylon Volunteer Fire Company                                         5.750    08/01/2022        728,285
-------------------------------------------------------------------------------------------------------------------------------
   1,555,000  North Country Devel. Authority (Clarkson University)                         5.500    07/01/2019      1,556,710
-------------------------------------------------------------------------------------------------------------------------------
   3,145,000  North Country Devel. Authority (Clarkson University)                         5.500    07/01/2029      3,077,382
-------------------------------------------------------------------------------------------------------------------------------
     585,000  North Tonawanda HDC (Bishop Gibbons Associates)                              6.800    12/15/2007        616,186
-------------------------------------------------------------------------------------------------------------------------------
   3,295,000  North Tonawanda HDC (Bishop Gibbons Associates)                              7.375    12/15/2021      3,706,150
-------------------------------------------------------------------------------------------------------------------------------
      25,000  Nunda GO                                                                     8.000    05/01/2010         30,680
-------------------------------------------------------------------------------------------------------------------------------
  20,000,000  NY Convention Center COP (Yale Building Acquisition)                         6.500    12/01/2004     20,492,800
-------------------------------------------------------------------------------------------------------------------------------
  17,765,000  NY Counties Tobacco Trust I (TASC)                                           6.500    06/01/2035     18,941,754
-------------------------------------------------------------------------------------------------------------------------------
  59,090,000  NY Counties Tobacco Trust I (TASC)                                           6.625    06/01/2042     63,539,477
-------------------------------------------------------------------------------------------------------------------------------
   2,000,000  NY Counties Tobacco Trust II (TASC)                                          5.625    06/01/2035      1,990,920
-------------------------------------------------------------------------------------------------------------------------------
  34,250,000  NY Counties Tobacco Trust II (TASC)                                          5.750    06/01/2043     34,394,535
-------------------------------------------------------------------------------------------------------------------------------
     270,000  NYC GO                                                                       0.000    05/15/2011        168,831
-------------------------------------------------------------------------------------------------------------------------------
   4,990,000  NYC GO                                                                       0.000    11/15/2011      3,035,467
-------------------------------------------------------------------------------------------------------------------------------
     200,000  NYC GO                                                                       0.000    05/15/2012        117,372
-------------------------------------------------------------------------------------------------------------------------------
      40,000  NYC GO                                                                       0.000    10/01/2012         23,023
-------------------------------------------------------------------------------------------------------------------------------
     500,000  NYC GO                                                                       5.000    03/15/2018        481,940
-------------------------------------------------------------------------------------------------------------------------------
   2,975,000  NYC GO                                                                       5.000    08/01/2022      2,844,100
-------------------------------------------------------------------------------------------------------------------------------
   1,015,000  NYC GO                                                                       5.250    08/15/2023        987,443
-------------------------------------------------------------------------------------------------------------------------------
     500,000  NYC GO                                                                       5.250    08/01/2024        485,495
-------------------------------------------------------------------------------------------------------------------------------
  16,000,000  NYC GO(w)                                                                    5.375    12/01/2026     15,740,320
-------------------------------------------------------------------------------------------------------------------------------
      85,000  NYC GO                                                                       5.500    10/01/2018         85,492
-------------------------------------------------------------------------------------------------------------------------------
  11,000,000  NYC GO(w)                                                                    5.500    12/01/2031     10,975,360
-------------------------------------------------------------------------------------------------------------------------------
   6,770,000  NYC GO                                                                       5.500    11/15/2037      6,732,765
-------------------------------------------------------------------------------------------------------------------------------
      20,000  NYC GO                                                                       5.625    08/01/2016         21,038
-------------------------------------------------------------------------------------------------------------------------------
      35,000  NYC GO                                                                       5.750    02/01/2020         35,781
-------------------------------------------------------------------------------------------------------------------------------
   4,845,000  NYC GO                                                                       6.000    02/01/2011      5,107,018
-------------------------------------------------------------------------------------------------------------------------------
     397,000  NYC GO                                                                       6.500    08/01/2014        434,997
-------------------------------------------------------------------------------------------------------------------------------
   1,580,000  NYC GO                                                                       6.500    08/01/2015      1,682,811
-------------------------------------------------------------------------------------------------------------------------------
   1,580,000  NYC GO                                                                       6.625    08/01/2025      1,729,989

                         16 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                     Market Value
      Amount                                                                         Coupon        Maturity        See Note 1
-------------------------------------------------------------------------------------------------------------------------------
New York Continued

$      5,000  NYC GO                                                                  7.000%     02/01/2010      $      5,026
-------------------------------------------------------------------------------------------------------------------------------
  15,000,000  NYC GO                                                                  7.000      10/01/2011        15,758,550
-------------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                                  7.000      10/01/2012(p)          5,274
-------------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                                  7.000      02/01/2018(p)          5,098
-------------------------------------------------------------------------------------------------------------------------------
      20,000  NYC GO                                                                  7.000      02/01/2018            20,384
-------------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                                  7.000      02/01/2020(p)          5,098
-------------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                                  7.000      02/01/2020(p)          5,233
-------------------------------------------------------------------------------------------------------------------------------
      85,000  NYC GO                                                                  7.100      02/01/2009            86,671
-------------------------------------------------------------------------------------------------------------------------------
     315,000  NYC GO                                                                  7.100      02/01/2010           321,193
-------------------------------------------------------------------------------------------------------------------------------
      10,000  NYC GO                                                                  7.100      02/01/2011            10,196
-------------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                                  7.250      08/15/2024             5,022
-------------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                                  7.400      02/01/2002             5,022
-------------------------------------------------------------------------------------------------------------------------------
      15,000  NYC GO                                                                  7.500      02/01/2016            15,307
-------------------------------------------------------------------------------------------------------------------------------
      10,000  NYC GO                                                                  7.500      02/01/2018            10,196
-------------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                                  7.625      02/01/2014             5,103
-------------------------------------------------------------------------------------------------------------------------------
      15,000  NYC GO                                                                  7.750      08/15/2028            15,104
-------------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                                  8.250      08/01/2014             5,105
-------------------------------------------------------------------------------------------------------------------------------
   1,750,000  NYC GO CAB                                                              0.000(v)   05/15/2014         1,707,667
-------------------------------------------------------------------------------------------------------------------------------
     500,000  NYC GO CAB                                                              0.000(v)   08/01/2014           473,020
-------------------------------------------------------------------------------------------------------------------------------
  16,387,000  NYC GO CARS                                                            10.245(f)   08/12/2010        17,288,285
-------------------------------------------------------------------------------------------------------------------------------
   8,387,000  NYC GO CARS                                                            10.245(f)   09/01/2011         8,848,285
-------------------------------------------------------------------------------------------------------------------------------
     100,000  NYC GO DIAMONDS                                                         0.000(v)   08/01/2025            74,673
-------------------------------------------------------------------------------------------------------------------------------
   4,200,000  NYC GO RIBS                                                             9.360(f)   07/29/2010         4,583,250
-------------------------------------------------------------------------------------------------------------------------------
   5,400,000  NYC GO RIBS                                                             9.458(f)   08/22/2013         5,859,000
-------------------------------------------------------------------------------------------------------------------------------
   3,050,000  NYC GO RIBS                                                             9.458(f)   08/01/2015         3,267,312
-------------------------------------------------------------------------------------------------------------------------------
  13,150,000  NYC GO RIBS                                                            10.085(f)   08/01/2013        14,514,312
-------------------------------------------------------------------------------------------------------------------------------
     290,279  NYC HDC (Albert Einstein Staff Hsg.)(c)                                 6.500      12/15/2017           305,159
-------------------------------------------------------------------------------------------------------------------------------
   1,375,884  NYC HDC (Atlantic Plaza Towers)                                         7.034      02/15/2019         1,446,371
-------------------------------------------------------------------------------------------------------------------------------
   1,045,000  NYC HDC (Barclay Avenue)                                                6.450      04/01/2017         1,091,408
-------------------------------------------------------------------------------------------------------------------------------
   4,055,000  NYC HDC (Barclay Avenue)                                                6.600      04/01/2033         4,216,105
-------------------------------------------------------------------------------------------------------------------------------
     341,534  NYC HDC (Bay Towers)                                                    6.500      08/15/2017           358,980
-------------------------------------------------------------------------------------------------------------------------------
   2,553,119  NYC HDC (Boulevard Towers)                                              6.500      08/15/2017         2,683,150
-------------------------------------------------------------------------------------------------------------------------------
     435,420  NYC HDC (Bridgeview III)                                                6.500      12/15/2017           457,662
-------------------------------------------------------------------------------------------------------------------------------
     462,463  NYC HDC (Cadman Plaza North)                                            7.000      12/15/2018           485,841
-------------------------------------------------------------------------------------------------------------------------------
   1,203,571  NYC HDC (Cadman Towers)                                                 6.500      11/15/2018         1,264,977
-------------------------------------------------------------------------------------------------------------------------------
     172,911  NYC HDC (Candia House)                                                  6.500      06/15/2018           181,706
-------------------------------------------------------------------------------------------------------------------------------
   3,312,380  NYC HDC (Clinton Towers)                                                6.500      07/15/2017         3,481,080
-------------------------------------------------------------------------------------------------------------------------------
     283,989  NYC HDC (Contello III)                                                  7.000      12/15/2018           298,546
-------------------------------------------------------------------------------------------------------------------------------
   1,361,729  NYC HDC (Cooper Gramercy)                                               6.500      08/15/2017         1,431,082
-------------------------------------------------------------------------------------------------------------------------------
   1,038,988  NYC HDC (Court Plaza)                                                   6.500      08/15/2017         1,092,060
-------------------------------------------------------------------------------------------------------------------------------
   1,583,371  NYC HDC (Crown Gardens)                                                 7.250      01/15/2019         1,665,105
-------------------------------------------------------------------------------------------------------------------------------
   3,333,342  NYC HDC (East Midtown Plaza)                                            6.500      11/15/2018         3,503,409
-------------------------------------------------------------------------------------------------------------------------------
   3,216,055  NYC HDC (Esplanade Gardens)                                             7.000      01/15/2019         3,381,297
-------------------------------------------------------------------------------------------------------------------------------
      76,963  NYC HDC (Essex Terrace)                                                 6.500      07/15/2018            80,878
-------------------------------------------------------------------------------------------------------------------------------
     467,491  NYC HDC (Forest Park Crescent)                                          6.500      12/15/2017           491,301

                         17 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                     Market Value
      Amount                                                                            Coupon        Maturity     See Note 1
-------------------------------------------------------------------------------------------------------------------------------
New York Continued

$  1,534,170  NYC HDC (Gouverneur Gardens)                                               7.034%     02/15/2019   $  1,613,042
-------------------------------------------------------------------------------------------------------------------------------
     336,596  NYC HDC (Heywood Towers)                                                   6.500      10/15/2017        353,739
-------------------------------------------------------------------------------------------------------------------------------
   3,797,892  NYC HDC (Hudsonview Terrace)                                               6.500      09/15/2017      3,991,319
-------------------------------------------------------------------------------------------------------------------------------
   1,071,675  NYC HDC (Janel Towers)                                                     6.500      09/15/2017      1,126,417
-------------------------------------------------------------------------------------------------------------------------------
     374,558  NYC HDC (Kingsbridge Arms)                                                 6.500      08/15/2017        393,691
-------------------------------------------------------------------------------------------------------------------------------
     213,211  NYC HDC (Kingsbridge Arms)                                                 6.500      11/15/2018        224,055
-------------------------------------------------------------------------------------------------------------------------------
   1,151,854  NYC HDC (Leader House)                                                     6.500      03/15/2018      1,210,438
-------------------------------------------------------------------------------------------------------------------------------
   1,616,412  NYC HDC (Lincoln--Amsterdam)                                               7.250      11/15/2018      1,698,139
-------------------------------------------------------------------------------------------------------------------------------
     190,729  NYC HDC (Middagh St. Studio Apartments)                                    6.500      01/15/2018        200,430
-------------------------------------------------------------------------------------------------------------------------------
   2,481,335  NYC HDC (Montefiore Hospital Hsg. Sec. II)                                 6.500      10/15/2017      2,607,710
-------------------------------------------------------------------------------------------------------------------------------
  10,470,000  NYC HDC (Multifamily Hsg.), Series A                                       5.600      11/01/2042     10,511,461
-------------------------------------------------------------------------------------------------------------------------------
     100,000  NYC HDC (Multifamily Hsg.), Series A                                       5.850      05/01/2025        101,020
-------------------------------------------------------------------------------------------------------------------------------
  38,880,000  NYC HDC (Multifamily Hsg.), Series A                                       6.600      04/01/2030     40,275,014
-------------------------------------------------------------------------------------------------------------------------------
     775,000  NYC HDC (Multifamily Hsg.), Series C                                       5.700      05/01/2031        783,936
-------------------------------------------------------------------------------------------------------------------------------
     812,278  NYC HDC (New Amsterdam House)                                              6.500      08/15/2018        853,591
-------------------------------------------------------------------------------------------------------------------------------
     830,330  NYC HDC (New Amsterdam House)                                              6.500      08/15/2018        831,451
-------------------------------------------------------------------------------------------------------------------------------
   1,004,335  NYC HDC (Riverbend)                                                        6.500      11/15/2018      1,055,577
-------------------------------------------------------------------------------------------------------------------------------
   6,220,822  NYC HDC (Riverside Park Community)                                         7.250      11/15/2018      6,542,252
-------------------------------------------------------------------------------------------------------------------------------
     439,539  NYC HDC (RNA House)                                                        7.000      12/15/2018        462,145
-------------------------------------------------------------------------------------------------------------------------------
     627,368  NYC HDC (Robert Fulton Terrace)                                            6.500      12/15/2017        659,414
-------------------------------------------------------------------------------------------------------------------------------
     229,585  NYC HDC (Rosalie Manning Apartments)                                       7.034      11/15/2018        241,361
-------------------------------------------------------------------------------------------------------------------------------
     610,824  NYC HDC (Scott Tower)                                                      7.000      12/15/2018        642,136
-------------------------------------------------------------------------------------------------------------------------------
     837,879  NYC HDC (Seaview Towers)                                                   6.500      01/15/2018        880,494
-------------------------------------------------------------------------------------------------------------------------------
   1,558,353  NYC HDC (Sky View Towers)                                                  6.500      11/15/2018      1,637,611
-------------------------------------------------------------------------------------------------------------------------------
     345,512  NYC HDC (St. Martin Tower)                                                 6.500      11/15/2018        363,141
-------------------------------------------------------------------------------------------------------------------------------
   1,594,880  NYC HDC (Stevenson Commons)                                                6.500      05/15/2018      1,675,996
-------------------------------------------------------------------------------------------------------------------------------
     455,801  NYC HDC (Strycker's Bay Apartments)                                        7.034      11/15/2018        474,813
-------------------------------------------------------------------------------------------------------------------------------
   1,594,795  NYC HDC (Tivoli Towers)                                                    6.500      01/15/2018      1,675,652
-------------------------------------------------------------------------------------------------------------------------------
     216,635  NYC HDC (Town House West)                                                  6.500      01/15/2018        227,593
-------------------------------------------------------------------------------------------------------------------------------
     333,051  NYC HDC (Tri--Faith House)                                                 7.000      01/15/2019        350,107
-------------------------------------------------------------------------------------------------------------------------------
   1,409,462  NYC HDC (University River View)                                            6.500      08/15/2017      1,481,458
-------------------------------------------------------------------------------------------------------------------------------
     424,422  NYC HDC (Washington Square Southeast)                                      7.500      01/15/2019        445,877
-------------------------------------------------------------------------------------------------------------------------------
     382,266  NYC HDC (West Side Manor)                                                  6.500      11/15/2018        401,709
-------------------------------------------------------------------------------------------------------------------------------
   4,027,383  NYC HDC (West Village)                                                     6.500      11/15/2013      4,233,787
-------------------------------------------------------------------------------------------------------------------------------
     243,511  NYC HDC (Westview Apartments)                                              6.500      10/15/2017        255,950
-------------------------------------------------------------------------------------------------------------------------------
     566,582  NYC HDC (Woodstock Terrace)                                                7.034      02/15/2019        595,614
-------------------------------------------------------------------------------------------------------------------------------
   5,205,000  NYC HDC, Series B                                                          5.875      11/01/2018      5,289,633
-------------------------------------------------------------------------------------------------------------------------------
  27,600,000  NYC Health & Hospital Corp.                                                5.250      02/15/2017     27,048,552
-------------------------------------------------------------------------------------------------------------------------------
      25,000  NYC Health & Hospital Corp.                                                5.750      02/15/2022         25,357
-------------------------------------------------------------------------------------------------------------------------------
  26,500,000  NYC Health & Hospital Corp. LEVRRS                                         9.322(f)   02/15/2011     28,222,500
-------------------------------------------------------------------------------------------------------------------------------
   5,875,000  NYC Health & Hospital Corp. RITES(a)                                      14.131(f)   02/15/2020      5,178,812
-------------------------------------------------------------------------------------------------------------------------------
   1,275,000  NYC IDA (A Very Special Place)                                             5.750      01/01/2029        988,201
-------------------------------------------------------------------------------------------------------------------------------
   3,600,000  NYC IDA (Acme Architectural Products)                                      6.375      11/01/2019      3,241,044
-------------------------------------------------------------------------------------------------------------------------------
   1,155,000  NYC IDA (Ahava Dairy Manufacturing Corp.)                                  8.000      11/01/2010      1,133,401
-------------------------------------------------------------------------------------------------------------------------------
   5,985,000  NYC IDA (Ahava Dairy Manufacturing Corp.)                                  8.500      11/01/2026      5,789,171

                         18 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                    Market Value
      Amount                                                                        Coupon       Maturity         See Note 1
------------------------------------------------------------------------------------------------------------------------------
New York Continued

$ 18,700,000   NYC IDA (Airis JFK I/JFK International Airport)                       5.500%    07/01/2028      $  16,266,569
------------------------------------------------------------------------------------------------------------------------------
  20,745,000   NYC IDA (Airis JFK I/JFK International Aiport)                        6.000     07/01/2027         19,510,465
------------------------------------------------------------------------------------------------------------------------------
   1,035,000   NYC IDA (ALARealty)                                                   7.500     12/01/2010          1,090,310
------------------------------------------------------------------------------------------------------------------------------
   1,450,000   NYC IDA (ALARealty)                                                   8.375     12/01/2015          1,567,319
------------------------------------------------------------------------------------------------------------------------------
     580,000   NYC IDA (A-Lite Vertical Products)                                    6.750     11/01/2009            546,517
------------------------------------------------------------------------------------------------------------------------------
   1,330,000   NYC IDA (A-Lite Vertical Products)                                    7.500     11/01/2019          1,254,762
------------------------------------------------------------------------------------------------------------------------------
     395,000   NYC IDA (Allied Metal)                                                6.375     12/01/2014            370,285
------------------------------------------------------------------------------------------------------------------------------
     940,000   NYC IDA (Allied Metal)                                                7.125     12/01/2027            879,624
------------------------------------------------------------------------------------------------------------------------------
     855,000   NYC IDA (Alrue Import Corp.)                                          8.000     11/01/2011            852,170
------------------------------------------------------------------------------------------------------------------------------
   3,845,000   NYC IDA (Alrue Import Corp.)                                          8.875     02/01/2026          3,855,843
------------------------------------------------------------------------------------------------------------------------------
   3,450,000   NYC IDA (Amboy Properties)                                            6.750     06/01/2020          3,256,213
------------------------------------------------------------------------------------------------------------------------------
   2,595,000   NYC IDA (American Airlines)                                           5.400     07/01/2019          1,939,659
------------------------------------------------------------------------------------------------------------------------------
  36,860,000   NYC IDA (American Airlines)                                           5.400     07/01/2020         27,316,209
------------------------------------------------------------------------------------------------------------------------------
  35,575,000   NYC IDA (American Airlines)                                           6.900     08/01/2024         31,211,370
------------------------------------------------------------------------------------------------------------------------------
   1,070,000   NYC IDA (Amplaco Group)(a)                                            7.250     11/01/2008          1,052,345
------------------------------------------------------------------------------------------------------------------------------
   2,645,000   NYC IDA (Amplaco Group)(a)                                            8.125     11/01/2018          2,601,357
------------------------------------------------------------------------------------------------------------------------------
   1,295,000   NYC IDA (Atlantic Paste & Glue Company)                               6.000     11/01/2007          1,235,780
------------------------------------------------------------------------------------------------------------------------------
   4,620,000   NYC IDA (Atlantic Paste & Glue Company)                               6.625     11/01/2019          4,204,292
------------------------------------------------------------------------------------------------------------------------------
   1,160,000   NYC IDA (Atlantic Veal & Lamb)                                        8.375     12/01/2016          1,209,544
------------------------------------------------------------------------------------------------------------------------------
     785,000   NYC IDA (Baco Enterprises)                                            7.500     11/01/2011            778,006
------------------------------------------------------------------------------------------------------------------------------
   1,685,000   NYC IDA (Baco Enterprises)                                            8.500     11/01/2021          1,665,774
------------------------------------------------------------------------------------------------------------------------------
     415,000   NYC IDA (Bark Frameworks)                                             6.000     11/01/2007            397,549
------------------------------------------------------------------------------------------------------------------------------
   1,500,000   NYC IDA (Bark Frameworks)                                             6.750     11/01/2019          1,380,495
------------------------------------------------------------------------------------------------------------------------------
  11,480,000   NYC IDA (Berkeley Carroll School)                                     6.100     11/01/2028         10,163,588
------------------------------------------------------------------------------------------------------------------------------
  34,895,000   NYC IDA (British Airways)                                             5.250     12/01/2032         26,676,530
------------------------------------------------------------------------------------------------------------------------------
      45,000   NYC IDA (Brooklyn Heights Montessori School)                          8.400     9/01/2002              45,092
------------------------------------------------------------------------------------------------------------------------------
   3,075,000   NYC IDA (Brooklyn Heights Montessori School)                          8.500     1/01/2027           3,289,573
------------------------------------------------------------------------------------------------------------------------------
     660,000   NYC IDA (Brooklyn Heights Montessori School)                          8.900     9/01/2011             680,592
------------------------------------------------------------------------------------------------------------------------------
   1,690,000   NYC IDA (Brooklyn Heights Montessori School)                          9.200     9/01/2021           1,778,133
------------------------------------------------------------------------------------------------------------------------------
  66,630,000   NYC IDA (Brooklyn Navy Yard Cogeneration Partners)                    5.650     0/01/2028          64,136,039
------------------------------------------------------------------------------------------------------------------------------
 118,870,000   NYC IDA (Brooklyn Navy Yard Cogeneration Partners)                    5.750     0/01/2036         115,552,338
------------------------------------------------------------------------------------------------------------------------------
     100,000   NYC IDA (Brooklyn Navy Yard Cogeneration Partners)                    6.200     0/01/2022             103,067
------------------------------------------------------------------------------------------------------------------------------
     415,000   NYC IDA (Cellini Furniture Crafters)(a)                               6.625     1/01/2009             380,078
------------------------------------------------------------------------------------------------------------------------------
     885,000   NYC IDA (Cellini Furniture Crafters)(a)                               7.125     1/01/2019             795,465
------------------------------------------------------------------------------------------------------------------------------
   2,235,000   NYC IDA (Chardan Corp.)                                               7.750     1/01/2020           2,209,119
------------------------------------------------------------------------------------------------------------------------------
   1,230,000   NYC IDA (CNC Associates NY)                                           6.500     1/01/2007           1,201,698
------------------------------------------------------------------------------------------------------------------------------
   4,685,000   NYC IDA (CNC Associates NY)                                           7.500     1/01/2019           4,524,632
------------------------------------------------------------------------------------------------------------------------------
   2,500,000   NYC IDA (College of Aeronautics)                                      5.450     5/01/2018           2,372,075
------------------------------------------------------------------------------------------------------------------------------
   9,590,000   NYC IDA (College of Aeronautics)                                      5.500     5/01/2028           8,822,033
------------------------------------------------------------------------------------------------------------------------------
   2,500,000   NYC IDA (College of New Rochelle)                                     5.750     9/01/2017           2,548,625
------------------------------------------------------------------------------------------------------------------------------
   2,900,000   NYC IDA (College of New Rochelle)                                     5.800     9/01/2026           2,949,039
------------------------------------------------------------------------------------------------------------------------------
   3,260,000   NYC IDA (Community Hospital of Brooklyn)                              6.875     1/01/2010           3,141,401
------------------------------------------------------------------------------------------------------------------------------
   3,975,000   NYC IDA (Comprehensive Care Management)                               6.375     1/01/2028           3,652,627
------------------------------------------------------------------------------------------------------------------------------
   1,575,000   NYC IDA (Comprehensive Care Management)                               6.375     1/01/2028           1,447,504
------------------------------------------------------------------------------------------- ----------------------------------
   1,770,000  NYC IDA (Comprehensive Care Management)                                7.875    12/01/2016           1,941,955

                         19 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

  Principal                                                                                                    Market Value
     Amount                                                                            Coupon     Maturity       See Note 1
-----------------------------------------------------------------------------------------------------------------------------
New York Continued

$ 1,610,000  NYC IDA (Comprehensive Care Management)                                    8.000%  12/01/2011    $   1,709,417
-----------------------------------------------------------------------------------------------------------------------------
  8,090,000  NYC IDA (Crowne Plaza-LaGuardia)                                           6.000   11/01/2028        6,183,753
-----------------------------------------------------------------------------------------------------------------------------
  1,015,000  NYC IDA (Dioni)                                                            6.000   11/01/2007          972,116
-----------------------------------------------------------------------------------------------------------------------------
  3,600,000  NYC IDA (Dioni)                                                            6.625   11/01/2019        3,300,768
-----------------------------------------------------------------------------------------------------------------------------
  1,400,000  NYC IDA (Display Creations)                                                7.000   06/01/2008        1,434,048
-----------------------------------------------------------------------------------------------------------------------------
    195,000  NYC IDA (Eden II School)                                                   7.750   06/01/2004          198,139
-----------------------------------------------------------------------------------------------------------------------------
  2,505,000  NYC IDA (Eden II School)                                                   8.750   06/01/2019        2,617,249
-----------------------------------------------------------------------------------------------------------------------------
 10,055,000  NYC IDA (Elmhurst Parking Garage)                                          7.500   07/30/2003       10,569,514
-----------------------------------------------------------------------------------------------------------------------------
    910,000  NYC IDA (Excel Paint Applicators)(a)                                       8.250   11/01/2010          888,952
-----------------------------------------------------------------------------------------------------------------------------
  4,825,000  NYC IDA (Excel Paint Applicators)(a)                                       8.625   11/01/2026        4,650,866
-----------------------------------------------------------------------------------------------------------------------------
  5,000,000  NYC IDA (Field Hotel Associates/JFK International Airport)                 6.000   11/01/2028        3,821,850
-----------------------------------------------------------------------------------------------------------------------------
  7,315,000  NYC IDA (Friends Seminary School)                                          7.125   09/15/2031        7,822,295
-----------------------------------------------------------------------------------------------------------------------------
  3,280,000  NYC IDA (Gabrielli Truck Sales)                                            8.125   12/01/2017        3,364,919
-----------------------------------------------------------------------------------------------------------------------------
  2,075,000  NYC IDA (Gateway School of NY)                                             6.200   11/01/2012        1,960,377
-----------------------------------------------------------------------------------------------------------------------------
  2,265,000  NYC IDA (Gateway School of NY)                                             6.500   11/01/2019        2,116,348
-----------------------------------------------------------------------------------------------------------------------------
  2,175,000  NYC IDA (Good Shepherd Services)                                           5.875   06/01/2014        1,983,317
-----------------------------------------------------------------------------------------------------------------------------
  1,195,000  NYC IDA (Graphic Artists)                                                  8.250   12/30/2023        1,234,507
-----------------------------------------------------------------------------------------------------------------------------
    585,000  NYC IDA (Herbert G. Birch Childhood Project)                               7.375   02/01/2009          595,442
-----------------------------------------------------------------------------------------------------------------------------
  2,195,000  NYC IDA (Herbert G. Birch Childhood Project)                               8.375   02/01/2022        2,318,469
-----------------------------------------------------------------------------------------------------------------------------
    615,000  NYC IDA (HiTech Res Rec)                                                   9.250   08/01/2008          626,913
-----------------------------------------------------------------------------------------------------------------------------
  2,140,000  NYC IDA (House of Spices)                                                  9.250   10/15/2011        2,194,527
-----------------------------------------------------------------------------------------------------------------------------
  1,000,000  NYC IDA (Institute of International Education)                             5.250   09/01/2021          974,210
-----------------------------------------------------------------------------------------------------------------------------
  3,000,000  NYC IDA (Institute of International Education)                             5.250   09/01/2031        2,875,860
-----------------------------------------------------------------------------------------------------------------------------
  2,925,000  NYC IDA (Japan Airlines)                                                   6.000   11/01/2015        3,084,120
-----------------------------------------------------------------------------------------------------------------------------
  6,040,000  NYC IDA (JBFS)                                                             6.750   12/15/2012        6,132,291
-----------------------------------------------------------------------------------------------------------------------------
  1,605,000  NYC IDA (Julia Gray)                                                       7.500   11/01/2020        1,577,875
-----------------------------------------------------------------------------------------------------------------------------
    985,000  NYC IDA (Just Bagels Manufacturing)                                        8.500   11/01/2016          982,646
-----------------------------------------------------------------------------------------------------------------------------
  1,085,000  NYC IDA (Just Bagels Manufacturing)                                        8.750   11/01/2026        1,082,331
-----------------------------------------------------------------------------------------------------------------------------
  1,675,000  NYC IDA (Koenig Iron Works)                                                8.375   12/01/2025        1,756,237
-----------------------------------------------------------------------------------------------------------------------------
  2,050,000  NYC IDA (L&M Optical Disc)                                                 7.125   11/01/2010        2,078,208
-----------------------------------------------------------------------------------------------------------------------------
  3,025,000  NYC IDA (Little Red Schoolhouse)                                           6.750   11/01/2018        2,904,393
-----------------------------------------------------------------------------------------------------------------------------
    680,000  NYC IDA (Lucky Polyethylene Manufacturing Company)                         7.000   11/01/2009          655,799
-----------------------------------------------------------------------------------------------------------------------------
  2,995,000  NYC IDA (Lucky Polyethylene Manufacturing Company)                         7.800   11/01/2024        2,825,633
-----------------------------------------------------------------------------------------------------------------------------
  3,875,000  NYC IDA (Marymount School of NY)                                           5.250   09/01/2031        3,618,630
-----------------------------------------------------------------------------------------------------------------------------
 19,335,000  NYC IDA (MediSys Health Network)                                           6.250   03/15/2024       17,841,758
-----------------------------------------------------------------------------------------------------------------------------
  2,510,000  NYC IDA (Mesorah Publications)                                             6.450   02/01/2011        2,480,131
-----------------------------------------------------------------------------------------------------------------------------
  4,790,000  NYC IDA (Mesorah Publications)                                             6.950   02/01/2021        4,687,063
-----------------------------------------------------------------------------------------------------------------------------
  2,275,000  NYC IDA (Morrisons Pastry)                                                 6.500   11/01/2019        2,015,309
-----------------------------------------------------------------------------------------------------------------------------
  4,800,000  NYC IDA (Nekboh)                                                           9.625   05/01/2011        4,855,584
-----------------------------------------------------------------------------------------------------------------------------
  9,975,000  NYC IDA (Northwest Airlines)                                               6.000   06/01/2027        6,861,503
-----------------------------------------------------------------------------------------------------------------------------
    500,000  NYC IDA (NY Blood Center)                                                  7.200   05/01/2012(p)      548,440
-----------------------------------------------------------------------------------------------------------------------------
  3,000,000  NYC IDA (NY Blood Center)                                                  7.250   05/01/2022(p)     3,294,000
-----------------------------------------------------------------------------------------------------------------------------
    395,000  NYC IDA (NY Hostel Company)                                                6.750   01/01/2004          399,728
-----------------------------------------------------------------------------------------------------------------------------
  4,400,000  NYC IDA (NY Hostel Company)                                                7.600   01/01/2017        4,583,876
-----------------------------------------------------------------------------------------------------------------------------
    590,000  NYC IDA (NY Vanities & Manufacturing)                                      7.000   11/01/2009          566,831

                         20 | ROCHESTER FUND MUNICIPALS

  Principal                                                                                        Market Value
     Amount                                                            Coupon       Maturity         See Note 1
-----------------------------------------------------------------------------------------------------------------
New York Continued

$ 1,405,000   NYC IDA (NY Vanities & Manufacturing)                     7.500%    11/01/2019      $   1,325,519
-----------------------------------------------------------------------------------------------------------------
  1,880,000   NYC IDA (NYC Outward Bound Center)                        7.250     11/01/2010          1,910,174
-----------------------------------------------------------------------------------------------------------------
    765,000   NYC IDA (Paradise Products)                               7.125     11/01/2007            760,639
-----------------------------------------------------------------------------------------------------------------
  4,475,000   NYC IDA (Paradise Products)                               8.250     11/01/2022          4,588,083
-----------------------------------------------------------------------------------------------------------------
  1,225,000   NYC IDA (Petrocelli Electric)                             7.250     11/01/2007          1,231,921
-----------------------------------------------------------------------------------------------------------------
    350,000   NYC IDA (Petrocelli Electric)                             7.250     11/01/2008            352,149
-----------------------------------------------------------------------------------------------------------------
  3,780,000   NYC IDA (Petrocelli Electric)                             8.000     11/01/2017          3,864,218
-----------------------------------------------------------------------------------------------------------------
    940,000   NYC IDA (Petrocelli Electric)                             8.000     11/01/2018            962,551
-----------------------------------------------------------------------------------------------------------------
     40,000   NYC IDA (Polytechnic University)                          6.000     11/01/2020             41,136
-----------------------------------------------------------------------------------------------------------------
 14,200,000   NYC IDA (Polytechnic University)                          6.125     11/01/2030         14,589,080
-----------------------------------------------------------------------------------------------------------------
    500,000   NYC IDA (Pop Display)                                     6.750     12/30/2014            502,930
-----------------------------------------------------------------------------------------------------------------
  2,645,000   NYC IDA (Pop Display)                                     7.900     12/30/2014          2,673,989
-----------------------------------------------------------------------------------------------------------------
  2,240,000   NYC IDA (Precision Gear)                                  6.375     11/01/2024          2,038,938
-----------------------------------------------------------------------------------------------------------------
  1,910,000   NYC IDA (Precision Gear)                                  6.375     11/01/2024          1,738,558
-----------------------------------------------------------------------------------------------------------------
    930,000   NYC IDA (Precision Gear)                                  7.625     11/01/2024            920,812
-----------------------------------------------------------------------------------------------------------------
    815,000   NYC IDA (PRFF)                                            7.000     10/01/2016            833,223
-----------------------------------------------------------------------------------------------------------------
  1,395,000   NYC IDA (Priority Mailers)                                9.000     03/01/2010          1,425,174
-----------------------------------------------------------------------------------------------------------------
    710,000   NYC IDA (Promotional Slideguide)                          7.500     12/01/2010            751,918
-----------------------------------------------------------------------------------------------------------------
  1,065,000   NYC IDA (Promotional Slideguide)                          7.875     12/01/2015          1,132,958
-----------------------------------------------------------------------------------------------------------------
    630,000   NYC IDA (Psycho Therapy)(d)                               9.625     04/01/2010            633,263
-----------------------------------------------------------------------------------------------------------------
  3,385,000   NYC IDA (Riverdale Terrace Hsg. Devel. Fund)              6.250     11/01/2014          3,152,010
-----------------------------------------------------------------------------------------------------------------
  8,595,000   NYC IDA (Riverdale Terrace Hsg. Devel. Fund)              6.750     11/01/2028          7,833,827
-----------------------------------------------------------------------------------------------------------------
  1,835,000   NYC IDA (Sahadi Fine Foods)                               6.250     11/01/2009          1,765,398
-----------------------------------------------------------------------------------------------------------------
  4,085,000   NYC IDA (Sahadi Fine Foods)                               6.750     11/01/2019          3,882,915
-----------------------------------------------------------------------------------------------------------------
  4,430,000   NYC IDA (Sequins International)                           8.950     01/30/2016          4,536,586
-----------------------------------------------------------------------------------------------------------------
  3,650,000   NYC IDA (South Bronx Overall Economic Devel.)             8.625     12/01/2025          3,602,805
-----------------------------------------------------------------------------------------------------------------
  4,255,000   NYC IDA (Special Needs Facilities Pooled Program)         6.650     07/01/2023          3,742,741
-----------------------------------------------------------------------------------------------------------------
  1,770,000   NYC IDA (Special Needs Facilities Pooled Program)         7.125     08/01/2006          1,760,601
-----------------------------------------------------------------------------------------------------------------
  7,010,000   NYC IDA (Special Needs Facilities Pooled Program)         7.875     08/01/2025          6,933,801
-----------------------------------------------------------------------------------------------------------------
  5,115,000   NYC IDA (St. Bernard's School)                            7.000     12/01/2021          5,418,729
-----------------------------------------------------------------------------------------------------------------
     10,000   NYC IDA (Staten Island University Hospital)               6.375     07/01/2031              9,911
-----------------------------------------------------------------------------------------------------------------
  2,050,000   NYC IDA (Staten Island University Hospital)               6.375     07/01/2031          2,031,693
-----------------------------------------------------------------------------------------------------------------
    585,000   NYC IDA (Streamline Plastics)                             7.750     12/01/2015            594,237
-----------------------------------------------------------------------------------------------------------------
  1,275,000   NYC IDA (Streamline Plastics)                             8.125     12/01/2025          1,313,824
-----------------------------------------------------------------------------------------------------------------
     85,000   NYC IDA (Summit School)                                   7.250     12/01/2004             85,649
-----------------------------------------------------------------------------------------------------------------
  1,485,000   NYC IDA (Summit School)                                   8.250     12/01/2024          1,536,930
-----------------------------------------------------------------------------------------------------------------
    510,000   NYC IDA (Terminal One Group Association)                  6.000     01/01/2015            519,409
-----------------------------------------------------------------------------------------------------------------
 32,315,000   NYC IDA (Terminal One Group Association)                  6.000     01/01/2019         32,888,268
-----------------------------------------------------------------------------------------------------------------
    210,000   NYC IDA (Terminal One Group Association)                  6.100     01/01/2009            214,922
-----------------------------------------------------------------------------------------------------------------
 10,275,000   NYC IDA (Terminal One Group Association)                  6.125     01/01/2024         10,465,909
-----------------------------------------------------------------------------------------------------------------
    465,000   NYC IDA (Therapy & Learning Center)                       7.500     10/01/2011            456,658
-----------------------------------------------------------------------------------------------------------------
  3,735,000   NYC IDA (Therapy & Learning Center)                       8.250     10/01/2031          3,650,253
-----------------------------------------------------------------------------------------------------------------
    475,000   NYC IDA (THR Products Corp.)                              7.250     11/01/2010            470,483
-----------------------------------------------------------------------------------------------------------------
  1,085,000   NYC IDA (THR Products Corp.)                              8.250     11/01/2020          1,071,644
-----------------------------------------------------------------------------------------------------------------
 12,250,000   NYC IDA (Touro College)                                   6.350     06/01/2029         10,780,245

                         21 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

  Principal                                                                                      Market Value
     Amount                                                       Coupon        Maturity           See Note 1
---------------------------------------------------------------------------------------------------------------
New York Continued

$ 4,485,000        NYC IDA (Ulano)                                 6.900%     11/01/2019       $    4,298,110
---------------------------------------------------------------------------------------------------------------
  1,815,000        NYC IDA (Ultimate Display)(a)                   9.000      10/15/2011            1,841,263
---------------------------------------------------------------------------------------------------------------
 10,470,000        NYC IDA (United Air Lines)                      5.650      10/01/2032            5,227,357
---------------------------------------------------------------------------------------------------------------
  1,000,000        NYC IDA (United Nations School)                 6.350      12/01/2015            1,050,820
---------------------------------------------------------------------------------------------------------------
  1,720,000        NYC IDA (Urban Health Plan)                     6.250      09/15/2009            1,648,104
---------------------------------------------------------------------------------------------------------------
  9,830,000        NYC IDA (Urban Health Plan)                     7.050      09/15/2026            9,070,141
---------------------------------------------------------------------------------------------------------------
    175,000        NYC IDA (Utleys)                                6.625      11/01/2006              171,801
---------------------------------------------------------------------------------------------------------------
  1,335,000        NYC IDA (Utleys)                                7.375      11/01/2023            1,289,396
---------------------------------------------------------------------------------------------------------------
    950,000        NYC IDA (Van Blarcom Closures)                  7.125      11/01/2007              952,669
---------------------------------------------------------------------------------------------------------------
  2,965,000        NYC IDA (Van Blarcom Closures)                  8.000      11/01/2017            3,040,667
---------------------------------------------------------------------------------------------------------------
  1,045,000        NYC IDA (Visual Display)(a)                     7.250      11/01/2008              997,212
---------------------------------------------------------------------------------------------------------------
  2,280,000        NYC IDA (Visual Display)(a)                     8.325      11/01/2018            2,146,552
---------------------------------------------------------------------------------------------------------------
    900,000        NYC IDA (Visy Paper)                            7.550      01/01/2005              915,246
---------------------------------------------------------------------------------------------------------------
 10,500,000        NYC IDA (Visy Paper)                            7.800      01/01/2016           10,971,030
---------------------------------------------------------------------------------------------------------------
 34,750,000        NYC IDA (Visy Paper)                            7.950      01/01/2028           36,301,935
---------------------------------------------------------------------------------------------------------------
    715,000        NYC IDA (W & W Jewelers)                        7.250      02/01/2011              711,532
---------------------------------------------------------------------------------------------------------------
  1,555,000        NYC IDA (W & W Jewelers)                        8.250      02/01/2021            1,545,452
---------------------------------------------------------------------------------------------------------------
  5,260,000        NYC IDA (Westchester Square Medical Center)     8.000      11/01/2010            5,404,492
---------------------------------------------------------------------------------------------------------------
  6,160,000        NYC IDA (Westchester Square Medical Center)     8.375      11/01/2015            6,424,449
---------------------------------------------------------------------------------------------------------------
  1,660,000        NYC IDA (World Casing Corp.)                    6.700      11/01/2019            1,559,952
---------------------------------------------------------------------------------------------------------------
    530,000        NYC Municipal Water Finance Authority           0.000      06/15/2018              221,805
---------------------------------------------------------------------------------------------------------------
    530,000        NYC Municipal Water Finance Authority           0.000      06/15/2019              208,560
---------------------------------------------------------------------------------------------------------------
  6,030,000        NYC Municipal Water Finance Authority           0.000      06/15/2020            2,225,311
---------------------------------------------------------------------------------------------------------------
 19,100,000        NYC Municipal Water Finance Authority           5.000      06/15/2021           18,578,570
---------------------------------------------------------------------------------------------------------------
  6,500,000        NYC Municipal Water Finance Authority           5.000      06/15/2022            6,269,900
---------------------------------------------------------------------------------------------------------------
  9,600,000        NYC Municipal Water Finance Authority           5.000      06/15/2023            9,227,328
---------------------------------------------------------------------------------------------------------------
  2,450,000        NYC Municipal Water Finance Authority           5.000      06/15/2024            2,349,452
---------------------------------------------------------------------------------------------------------------
 17,585,000        NYC Municipal Water Finance Authority           5.000      06/15/2026           16,785,058
---------------------------------------------------------------------------------------------------------------
 37,190,000        NYC Municipal Water Finance Authority           5.000      06/15/2029           35,301,492
---------------------------------------------------------------------------------------------------------------
 11,725,000        NYC Municipal Water Finance Authority           5.000      06/15/2032           11,070,979
---------------------------------------------------------------------------------------------------------------
 31,410,000        NYC Municipal Water Finance Authority           5.000      06/15/2034           29,687,790
---------------------------------------------------------------------------------------------------------------
 14,225,000        NYC Municipal Water Finance Authority           5.125      06/15/2021           14,052,166
---------------------------------------------------------------------------------------------------------------
 20,000,000        NYC Municipal Water Finance Authority           5.125      06/15/2030           19,416,600
---------------------------------------------------------------------------------------------------------------
    795,000        NYC Municipal Water Finance Authority           5.125      06/15/2031              770,323
---------------------------------------------------------------------------------------------------------------
 44,850,000        NYC Municipal Water Finance Authority           5.125      06/15/2032           43,183,822
---------------------------------------------------------------------------------------------------------------
  6,325,000        NYC Municipal Water Finance Authority           5.125      06/15/2033            6,113,998
---------------------------------------------------------------------------------------------------------------
 24,470,000        NYC Municipal Water Finance Authority           5.250      06/15/2025           24,289,901
---------------------------------------------------------------------------------------------------------------
  2,160,000        NYC Municipal Water Finance Authority           5.375      06/15/2026            2,167,020
---------------------------------------------------------------------------------------------------------------
     75,000        NYC Municipal Water Finance Authority           5.500      06/15/2023               75,524
---------------------------------------------------------------------------------------------------------------
 12,565,000        NYC Municipal Water Finance Authority           5.500      06/15/2027           12,700,576
---------------------------------------------------------------------------------------------------------------
 69,200,000        NYC Municipal Water Finance Authority           5.500      06/15/2033           70,190,944
---------------------------------------------------------------------------------------------------------------
     40,000        NYC Municipal Water Finance Authority           5.750      06/15/2020(p)            43,250
---------------------------------------------------------------------------------------------------------------
  4,000,000        NYC Municipal Water Finance Authority CAB       0.000      06/15/2021            1,393,240
---------------------------------------------------------------------------------------------------------------
 12,500,000        NYC Municipal Water Finance Authority IRS       8.820(f)   06/15/2013           13,296,875
---------------------------------------------------------------------------------------------------------------
 30,000,000        NYC Municipal Water Finance Authority IVRC(a)  10.010(f)   06/15/2017           31,827,000

                         22 | ROCHESTER FUND MUNICIPALS

     Principal                                                                                  Market Value
        Amount                                                          Coupon        Maturity    See Note 1
-------------------------------------------------------------------------------------------------------------
New York Continued

 $  10,000,000  NYC Municipal Water Finance Authority LEVRRS             9.855%(f)  06/15/2019   $10,900,000
--------------------------------------------------------------------------------------------------------------
    14,425,000  NYC Municipal Water Finance Authority RITES(a)          13.912(f)   06/15/2026    11,800,227
--------------------------------------------------------------------------------------------------------------
     2,805,000  NYC Municipal Water Finance Authority RITES(a)          14.143(f)   06/15/2027     2,322,259
--------------------------------------------------------------------------------------------------------------
    18,240,000  NYC Municipal Water Finance Authority RITES(a)          14.631(f)   06/15/2030    16,112,122
--------------------------------------------------------------------------------------------------------------
     5,000,000  NYC Municipal Water Finance Authority RITES(a)          14.643(f)   06/15/2030     4,416,700
--------------------------------------------------------------------------------------------------------------
     4,030,000  NYC Municipal Water Finance Authority RITES(a)          14.643(f)   06/15/2030     3,559,860
--------------------------------------------------------------------------------------------------------------
     2,150,000  NYC TFA RITES(a)                                        14.131(f)   08/15/2027     1,742,704
--------------------------------------------------------------------------------------------------------------
    10,000,000  NYC TFA, Series B                                        4.750      11/15/2023     9,138,600
--------------------------------------------------------------------------------------------------------------
    25,795,000  NYC TFA, Series B                                        5.000      05/01/2030    24,465,784
--------------------------------------------------------------------------------------------------------------
    20,413,377  NYS Certificate of Lease(a)                              5.875      01/02/2023    20,388,881
--------------------------------------------------------------------------------------------------------------
       350,000  NYS DA (Augustana Lutheran Home)                         5.400      02/01/2031       344,183
--------------------------------------------------------------------------------------------------------------
     1,500,000  NYS DA (Augustana Lutheran Home)                         5.500      02/01/2041     1,482,090
--------------------------------------------------------------------------------------------------------------
        35,000  NYS DA (Bethel Springvale Home)                          6.000      02/01/2035        36,552
--------------------------------------------------------------------------------------------------------------
    14,360,000  NYS DA (Buena Vida Nursing Home)                         5.250      07/01/2028    13,920,584
--------------------------------------------------------------------------------------------------------------
    20,000,000  NYS DA (Catholic Health Services)                        6.000      07/01/2030    20,665,000
--------------------------------------------------------------------------------------------------------------
     8,435,000  NYS DA (Center for Nursing)                              5.550      08/01/2037     8,491,177
--------------------------------------------------------------------------------------------------------------
     1,100,000  NYS DA (Chapel Oaks)                                     5.375      07/01/2017     1,106,710
--------------------------------------------------------------------------------------------------------------
     2,855,000  NYS DA (Chapel Oaks)                                     5.450      07/01/2026     2,834,016
--------------------------------------------------------------------------------------------------------------
    11,390,000  NYS DA (City University)                                 5.250      07/01/2031    11,180,538
--------------------------------------------------------------------------------------------------------------
     2,500,000  NYS DA (Concord Nursing Home)                            6.500      07/01/2029     2,682,825
--------------------------------------------------------------------------------------------------------------
       525,000  NYS DA (Dept. of Health)                                 5.500      07/01/2021       529,714
--------------------------------------------------------------------------------------------------------------
     1,250,000  NYS DA (D'Youville College)                              5.250      07/01/2025     1,217,900
--------------------------------------------------------------------------------------------------------------
        20,000  NYS DA (Ellis Hospital)                                  5.600      08/01/2025        20,258
--------------------------------------------------------------------------------------------------------------
    16,970,000  NYS DA (FHA Insured Mtg.), Series B                      0.000      08/15/2040     1,538,330
--------------------------------------------------------------------------------------------------------------
     6,480,000  NYS DA (Frances Schervier Home & Hospital
                Obligated Group)                                         5.500      07/01/2027     6,427,318
--------------------------------------------------------------------------------------------------------------
     1,000,000  NYS DA (Grace Manor Health Care Facility)                6.150      07/01/2018     1,063,600
--------------------------------------------------------------------------------------------------------------
     2,000,000  NYS DA (Highland Hospital)                               5.450      08/01/2037     2,002,100
--------------------------------------------------------------------------------------------------------------
    12,180,000  NYS DA (Hospital for Special Surgery)                    5.000      02/01/2028    11,475,996
--------------------------------------------------------------------------------------------------------------
    10,600,000  NYS DA (Hospital for Special Surgery)                    5.000      02/01/2038     9,810,830
--------------------------------------------------------------------------------------------------------------
   140,510,000  NYS DA (Insured Hospital)                                0.000      08/15/2036    20,291,049
--------------------------------------------------------------------------------------------------------------
    38,650,000  NYS DA (Interfaith Medical Center)                       5.400      02/15/2028    38,083,391
--------------------------------------------------------------------------------------------------------------
     1,000,000  NYS DA (Jones Memorial Hospital)                         5.375      08/01/2034       988,880
--------------------------------------------------------------------------------------------------------------
        30,000  NYS DA (KMH Homes)                                       6.950      08/01/2031        30,695
--------------------------------------------------------------------------------------------------------------
     3,450,000  NYS DA (L.I. University)                                 5.125      09/01/2023     3,357,333
--------------------------------------------------------------------------------------------------------------
     1,400,000  NYS DA (L.I. University)                                 5.250      09/01/2028     1,371,944
--------------------------------------------------------------------------------------------------------------
        25,000  NYS DA (Lakeside Memorial Hospital)                      6.000      02/01/2021        26,092
--------------------------------------------------------------------------------------------------------------
     9,650,000  NYS DA (Lutheran Social Services of Upstate NY) RITES(a) 8.632(f)   02/01/2038     9,149,647
--------------------------------------------------------------------------------------------------------------
    23,300,000  NYS DA (Menorah Home & Hospital)                         5.150      08/01/2038    22,142,689
--------------------------------------------------------------------------------------------------------------
     3,115,000  NYS DA (Menorah Home & Hospital) RITES(a)               14.508(f)   08/01/2038     2,554,674
--------------------------------------------------------------------------------------------------------------
    11,240,000  NYS DA (Mental Health)                                   5.000      02/15/2028    10,664,962
--------------------------------------------------------------------------------------------------------------
     4,625,000  NYS DA (Mental Health) RITES(a)                         14.143(f)   02/15/2023     3,889,625
--------------------------------------------------------------------------------------------------------------
     3,465,000  NYS DA (Millard Hospital)                                5.375      02/01/2032     3,438,250
--------------------------------------------------------------------------------------------------------------
     3,180,000  NYS DA (Miriam Osborn Memorial Home Association)         6.375      07/01/2029     3,414,143
--------------------------------------------------------------------------------------------------------------
     2,430,000  NYS DA (Miriam Osborn Memorial Home Association)         6.875      07/01/2019     2,695,623

                         23 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

     Principal                                                                                  Market Value
        Amount                                                           Coupon       Maturity    See Note 1
--------------------------------------------------------------------------------------------------------------
 New York Continued

 $   6,860,000  NYS DA (Miriam Osborn Memorial Home Association)          6.875%    07/01/2025   $ 7,567,815
--------------------------------------------------------------------------------------------------------------
     9,500,000  NYS DA (Montefiore Medical Center)                        5.500     08/01/2038     9,559,280
--------------------------------------------------------------------------------------------------------------
     2,500,000  NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)    6.000     07/01/2013     2,603,750
--------------------------------------------------------------------------------------------------------------
     6,800,000  NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)    6.000     07/01/2014     7,026,100
--------------------------------------------------------------------------------------------------------------
     3,000,000  NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)    6.500     07/01/2017     3,216,240
--------------------------------------------------------------------------------------------------------------
    27,895,000  NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)    6.500     07/01/2025    29,672,469
--------------------------------------------------------------------------------------------------------------
    42,630,000  NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)    6.600     07/01/2026    45,622,626
--------------------------------------------------------------------------------------------------------------
     8,820,000  NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)    6.625     07/01/2019     9,472,327
--------------------------------------------------------------------------------------------------------------
    15,000,000  NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)    6.750     07/01/2020    16,274,400
--------------------------------------------------------------------------------------------------------------
     2,850,000  NYS DA (Municipal Health Facilities) RITES(a)            14.143(f)  01/15/2023     2,398,161
--------------------------------------------------------------------------------------------------------------
     1,000,000  NYS DA (Norwegian Christian Home & Health Center)         5.200     08/01/2036       960,020
--------------------------------------------------------------------------------------------------------------
     2,000,000  NYS DA (Norwegian Christian Home & Health Center)         6.100     08/01/2041     2,119,380
--------------------------------------------------------------------------------------------------------------
    29,440,000  NYS DA (NY& Presbyterian Hospital)                        4.750     08/01/2027    26,609,050
--------------------------------------------------------------------------------------------------------------
    15,120,000  NYS DA (NY& Presbyterian Hospital)                        5.000     08/01/2032    14,118,300
--------------------------------------------------------------------------------------------------------------
     2,200,000  NYS DA (NY& Presbyterian Hospital)                        6.500     08/01/2034     2,313,938
--------------------------------------------------------------------------------------------------------------
     7,000,000  NYS DA (NY Hospital Medical Center)                       5.600     02/15/2039     7,107,730
--------------------------------------------------------------------------------------------------------------
       585,000  NYS DA (NYS ARC)                                          5.000     07/01/2026       560,693
--------------------------------------------------------------------------------------------------------------
    10,722,198  NYS DA (Our Lady of Mercy Medical
                Center) Computer Lease(a)                                 6.200     08/15/2006    10,474,622
--------------------------------------------------------------------------------------------------------------
    12,350,000  NYS DA (Rochester General Hospital) RITES(a)              9.317(f)  08/01/2033    12,599,223
--------------------------------------------------------------------------------------------------------------
     5,000,000  NYS DA (Ryan-Clinton Community Health Center)             6.100     07/01/2019     5,367,050
--------------------------------------------------------------------------------------------------------------
       600,000  NYS DA (Sarah Neumann Home)                               5.450     08/01/2027       602,520
--------------------------------------------------------------------------------------------------------------
     9,000,000  NYS DA (St. Agnes Hospital)                               5.400     02/15/2025     8,946,450
--------------------------------------------------------------------------------------------------------------
     2,400,000  NYS DA (St. Barnabas Hospital)                            5.450     08/01/2035     2,403,432
--------------------------------------------------------------------------------------------------------------
     1,750,000  NYS DA (St. Clare's Hospital)                             5.300     02/15/2019     1,744,242
--------------------------------------------------------------------------------------------------------------
     2,970,000  NYS DA (St. Clare's Hospital)                             5.400     02/15/2025     2,952,328
--------------------------------------------------------------------------------------------------------------
     2,580,000  NYS DA (St. James Mercy Hospital)                         5.400     02/01/2038     2,537,585
--------------------------------------------------------------------------------------------------------------
     1,500,000  NYS DA (St. Thomas Aquinas College)                       5.250     07/01/2028     1,433,925
--------------------------------------------------------------------------------------------------------------
     3,885,000  NYS DA (St. Vincent's Hospital)                           5.300     07/01/2018     3,872,723
--------------------------------------------------------------------------------------------------------------
       130,000  NYS DA (St. Vincent's Hospital)                           7.400     08/01/2030       133,189
--------------------------------------------------------------------------------------------------------------
     1,000,000  NYS DA (State University Dormitory Facilities)            5.100     07/01/2031       966,570
--------------------------------------------------------------------------------------------------------------
        50,000  NYS DA (State University Educational Facilities)          0.000     05/15/2007        40,067
--------------------------------------------------------------------------------------------------------------
        95,000  NYS DA (State University Educational Facilities)          6.000     05/15/2017        95,812
--------------------------------------------------------------------------------------------------------------
     3,315,000  NYS DA (Suffolk County Judicial Facilities)               9.500     04/15/2014     3,805,620
--------------------------------------------------------------------------------------------------------------
     2,500,000  NYS DA (Upstate Community Colleges)                       5.000     07/01/2028     2,353,225
--------------------------------------------------------------------------------------------------------------
        50,000  NYS DA (Upstate Community Colleges)                       5.700     07/01/2021        50,833
--------------------------------------------------------------------------------------------------------------
     1,700,000  NYS DA (Vassar Brothers)                                  5.375     07/01/2025     1,695,495
--------------------------------------------------------------------------------------------------------------
    26,040,000  NYS DA (Wyckoff Heights Medical Center)                   5.300     08/15/2021    25,710,073
--------------------------------------------------------------------------------------------------------------
     1,805,000  NYS EFC (Consolidated Water)                              7.150     11/01/2014     1,844,548
--------------------------------------------------------------------------------------------------------------
     7,500,000  NYS EFC (NYS Water Services)(w)                           5.950     01/15/2020     7,560,300
--------------------------------------------------------------------------------------------------------------
     2,340,000  NYS EFC (NYS Water Services)(w)                           6.000     01/15/2031     2,349,290
--------------------------------------------------------------------------------------------------------------
       600,000  NYS EFC (NYS Water Services)                              7.500     03/15/2011       603,414
--------------------------------------------------------------------------------------------------------------
     7,500,000  NYS EFC (NYS Water Services)                              8.375     01/15/2020     7,752,750
--------------------------------------------------------------------------------------------------------------
    11,455,000  NYS EFC (Occidental Petroleum)                            5.700     09/01/2028    11,307,116
--------------------------------------------------------------------------------------------------------------
    15,300,000  NYS EFC (Occidental Petroleum)                            6.100     11/01/2030    15,350,490
--------------------------------------------------------------------------------------------------------------
        40,000  NYS ERDA (Brooklyn Union Gas)                             8.250     12/01/2018        40,661

                         24 | ROCHESTER FUND MUNICIPALS

     Principal                                                                 Market Value
        Amount                                        Coupon        Maturity     See Note 1
---------------------------------------------------------------------------------------------
 New York Continued

 $   1,700,000  NYS ERDA (Brooklyn Union Gas) RIBS      9.313%(f) 07/08/2026    $ 1,712,750
---------------------------------------------------------------------------------------------
     7,000,000  NYS ERDA (Brooklyn Union Gas) RIBS     10.677(f)  04/01/2020      7,988,750
---------------------------------------------------------------------------------------------
    10,300,000  NYS ERDA (Brooklyn Union Gas) RIBS     11.470(f)  07/01/2026     12,192,625
---------------------------------------------------------------------------------------------
     9,350,000  NYS ERDA (Con Ed) RITES(a)              8.532(f)  08/15/2020      9,315,872
---------------------------------------------------------------------------------------------
    23,000,000  NYS ERDA (LILCO)                        5.300     11/01/2023     22,149,000
---------------------------------------------------------------------------------------------
       300,000  NYS ERDA (LILCO)                        5.300     10/01/2024        288,291
---------------------------------------------------------------------------------------------
    11,740,000  NYS ERDA (LILCO)                        7.150     09/01/2019     12,149,843
---------------------------------------------------------------------------------------------
    12,625,000  NYS ERDA (LILCO)                        7.150     06/01/2020     13,065,739
---------------------------------------------------------------------------------------------
     4,355,000  NYS ERDA (LILCO)                        7.150     12/01/2020      4,507,033
---------------------------------------------------------------------------------------------
     4,180,000  NYS ERDA (LILCO)                        7.150     02/01/2022      4,325,924
---------------------------------------------------------------------------------------------
     3,485,000  NYS ERDA (NIMO) RITES(a)               14.743(f)  11/01/2025      3,171,489
---------------------------------------------------------------------------------------------
       425,000  NYS ERDA (NYSEG)                        5.700     12/01/2028        429,964
---------------------------------------------------------------------------------------------
        30,000  NYS ERDA (NYSEG)                        5.950     12/01/2027         30,629
---------------------------------------------------------------------------------------------
     3,625,000  NYS ERDA (RG&E) Residual
                Certificates(a)                        18.160(f)  09/01/2033      4,305,775
---------------------------------------------------------------------------------------------
     3,555,000  NYS HFA (Children's Rescue)              7.625    05/01/2018      3,629,122
---------------------------------------------------------------------------------------------
     2,200,000  NYS HFA (Dominican Village)              6.600    08/15/2027      2,294,094
---------------------------------------------------------------------------------------------
        20,000  NYS HFA (General Hsg.)                   6.600    11/01/2008         20,238
---------------------------------------------------------------------------------------------
     9,425,000  NYS HFA (HELP-Bronx Hsg.)                8.050    11/01/2005      9,911,424
---------------------------------------------------------------------------------------------
     1,210,000  NYS HFA (HELP-Suffolk Hsg.)              8.100    11/01/2005      1,272,448
---------------------------------------------------------------------------------------------
         2,000  NYS HFA (Hospital & Nursing Home)        6.875    11/01/2010(p)       2,390
---------------------------------------------------------------------------------------------
       205,000  NYS HFA (Hospital & Nursing Home)        7.000    11/01/2017(p)     241,549
---------------------------------------------------------------------------------------------
         5,000  NYS HFA (Meadow Manor)                   7.750    11/01/2019          5,017
---------------------------------------------------------------------------------------------
     9,730,000  NYS HFA (Multifamily Hsg.)               0.000    11/01/2014      4,708,347
---------------------------------------------------------------------------------------------
    14,590,000  NYS HFA (Multifamily Hsg.)               0.000    11/01/2015      6,639,325
---------------------------------------------------------------------------------------------
        50,000  NYS HFA (Multifamily Hsg.)               0.000    11/01/2016         21,408
---------------------------------------------------------------------------------------------
    12,695,000  NYS HFA (Multifamily Hsg.)               0.000    11/01/2017      5,116,466
---------------------------------------------------------------------------------------------
       745,000  NYS HFA (Multifamily Hsg.)               5.250    11/15/2028        714,932
---------------------------------------------------------------------------------------------
     1,340,000  NYS HFA (Multifamily Hsg.)               5.300    08/15/2024      1,262,508
---------------------------------------------------------------------------------------------
     1,700,000  NYS HFA (Multifamily Hsg.)               5.300    11/15/2039      1,613,929
---------------------------------------------------------------------------------------------
     1,070,000  NYS HFA (Multifamily Hsg.)               5.350    08/15/2020      1,061,461
---------------------------------------------------------------------------------------------
     2,860,000  NYS HFA (Multifamily Hsg.)               5.350    08/15/2031      2,674,872
---------------------------------------------------------------------------------------------
     1,135,000  NYS HFA (Multifamily Hsg.)               5.400    08/15/2031      1,069,511
---------------------------------------------------------------------------------------------
     3,250,000  NYS HFA (Multifamily Hsg.)               5.450    08/15/2032      3,220,133
---------------------------------------------------------------------------------------------
     2,075,000  NYS HFA (Multifamily Hsg.)               5.500    08/15/2030      2,060,060
---------------------------------------------------------------------------------------------
     2,000,000  NYS HFA (Multifamily Hsg.)               5.500    08/15/2033      1,996,880
---------------------------------------------------------------------------------------------
     1,215,000  NYS HFA (Multifamily Hsg.)               5.550    08/15/2019      1,198,804
---------------------------------------------------------------------------------------------
     1,385,000  NYS HFA (Multifamily Hsg.)               5.600    08/15/2019      1,374,183
---------------------------------------------------------------------------------------------
     1,240,000  NYS HFA (Multifamily Hsg.)(w)            5.600    02/15/2026      1,243,770
---------------------------------------------------------------------------------------------
     1,665,000  NYS HFA (Multifamily Hsg.)               5.600    08/15/2033      1,672,509
---------------------------------------------------------------------------------------------
     1,245,000  NYS HFA (Multifamily Hsg.)               5.650    08/15/2030      1,234,442
---------------------------------------------------------------------------------------------
     3,200,000  NYS HFA (Multifamily Hsg.)               5.650    08/15/2030      3,172,864
---------------------------------------------------------------------------------------------
     1,000,000  NYS HFA (Multifamily Hsg.)               5.650    08/15/2031        991,400
---------------------------------------------------------------------------------------------
     1,710,000  NYS HFA (Multifamily Hsg.)(w)            5.650    02/15/2034      1,714,224
---------------------------------------------------------------------------------------------
     1,470,000  NYS HFA (Multifamily Hsg.)(w)            5.700    02/15/2034      1,478,114
---------------------------------------------------------------------------------------------
        95,000  NYS HFA (Multifamily Hsg.)               5.950    08/15/2024         95,394

                         25 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

    Principal                                                       Market Value
       Amount                              Coupon       Maturity      See Note 1
----------------------------------------------------------------------------------
 New York Continued

 $     10,000  NYS HFA (Multifamily Hsg.)   6.000%    08/15/2027      $   10,243
----------------------------------------------------------------------------------
    1,285,000  NYS HFA (Multifamily Hsg.)   6.100     11/15/2036       1,326,377
----------------------------------------------------------------------------------
    4,700,000  NYS HFA (Multifamily Hsg.)   6.125     08/15/2038       4,823,234
----------------------------------------------------------------------------------
       50,000  NYS HFA (Multifamily Hsg.)   6.200     08/15/2012          51,220
----------------------------------------------------------------------------------
       25,000  NYS HFA (Multifamily Hsg.)   6.200     08/15/2016          25,981
----------------------------------------------------------------------------------
      100,000  NYS HFA (Multifamily Hsg.)   6.250     08/15/2027         103,436
----------------------------------------------------------------------------------
      775,000  NYS HFA (Multifamily Hsg.)   6.250     02/15/2031         804,962
----------------------------------------------------------------------------------
    5,000,000  NYS HFA (Multifamily Hsg.)   6.300     08/15/2026       5,175,200
----------------------------------------------------------------------------------
      725,000  NYS HFA (Multifamily Hsg.)   6.300     02/15/2032         751,927
----------------------------------------------------------------------------------
    4,100,000  NYS HFA (Multifamily Hsg.)   6.350     08/15/2023       4,278,555
----------------------------------------------------------------------------------
    1,255,000  NYS HFA (Multifamily Hsg.)   6.400     11/15/2027       1,310,647
----------------------------------------------------------------------------------
    2,905,000  NYS HFA (Multifamily Hsg.)   6.500     08/15/2024       2,986,776
----------------------------------------------------------------------------------
    3,240,000  NYS HFA (Multifamily Hsg.)   6.700     08/15/2025       3,343,518
----------------------------------------------------------------------------------
    5,590,000  NYS HFA (Multifamily Hsg.)   6.750     11/15/2036       5,847,364
----------------------------------------------------------------------------------
       75,000  NYS HFA (Multifamily Hsg.)   6.950     08/15/2012          77,303
----------------------------------------------------------------------------------
    5,400,000  NYS HFA (Multifamily Hsg.)   7.050     08/15/2024       5,561,190
----------------------------------------------------------------------------------
    1,501,000  NYS HFA (Multifamily Hsg.)   7.450     11/01/2028       1,569,461
----------------------------------------------------------------------------------
    2,485,000  NYS HFA (Multifamily Hsg.)   7.550     11/01/2029       2,510,024
----------------------------------------------------------------------------------
    2,940,000  NYS HFA (NH&HC) RITES(a)    14.366(f)  11/01/2016       2,988,040
----------------------------------------------------------------------------------
       40,000  NYS HFA (Nonprofit Hsg.)     6.400     11/01/2010          40,450
----------------------------------------------------------------------------------
       25,000  NYS HFA (Nonprofit Hsg.)     6.400     11/01/2013          26,103
----------------------------------------------------------------------------------
       20,000  NYS HFA (Nonprofit Hsg.)     6.600     11/01/2010          20,238
----------------------------------------------------------------------------------
       20,000  NYS HFA (Nonprofit Hsg.)     6.600     11/01/2013          20,433
----------------------------------------------------------------------------------
    2,055,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2009       2,142,420
----------------------------------------------------------------------------------
    2,220,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2010       2,314,439
----------------------------------------------------------------------------------
    2,410,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2011       2,512,521
----------------------------------------------------------------------------------
    2,610,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2012       2,721,029
----------------------------------------------------------------------------------
    2,830,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2013       2,950,388
----------------------------------------------------------------------------------
    1,395,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2014       1,454,343
----------------------------------------------------------------------------------
    1,510,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2015       1,574,235
----------------------------------------------------------------------------------
    1,630,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2016       1,699,340
----------------------------------------------------------------------------------
    1,780,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2017       1,855,721
----------------------------------------------------------------------------------
    1,885,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2018       1,965,188
----------------------------------------------------------------------------------
    1,155,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2019       1,204,134
----------------------------------------------------------------------------------
    5,000,000  NYS HFA (Phillips Village)   7.750     08/15/2017       5,313,700
----------------------------------------------------------------------------------
    3,985,000  NYS HFA (Service Contract)   5.375     03/15/2023       3,984,641
----------------------------------------------------------------------------------
    5,600,000  NYS HFA (Service Contract)   5.500     09/15/2022       5,649,168
----------------------------------------------------------------------------------
    5,525,000  NYS HFA (Service Contract)   5.500     03/15/2025       5,562,570
----------------------------------------------------------------------------------
        5,000  NYS HFA (Service Contract)   6.125     03/15/2020(p)        5,421
----------------------------------------------------------------------------------
       20,000  NYS HFA (Service Contract)   6.125     03/15/2020          20,659
----------------------------------------------------------------------------------
      255,000  NYS HFA (Service Contract)   6.500     03/15/2025         271,346
----------------------------------------------------------------------------------
      820,000  NYS HFA (Shorehill Hsg.)     7.500     05/01/2008         829,430
----------------------------------------------------------------------------------
    2,120,000  NYS HFA, Series E            5.700     08/15/2033       2,125,766
----------------------------------------------------------------------------------
      500,000  NYS HFA, Series F            5.700     08/15/2032         501,360
----------------------------------------------------------------------------------
       80,000  NYS LGAC                     5.500     04/01/2023          80,640

                         26 | ROCHESTER FUND MUNICIPALS

    Principal                                                                                       Market Value
       Amount                                                           Coupon          Maturity      See Note 1
------------------------------------------------------------------------------------------------------------------
New York Continued

$   470,000    NYS LGSC (SCSB)                                           7.250%       12/15/2011     $   470,024
------------------------------------------------------------------------------------------------------------------
    810,000    NYS LGSC (SCSB)(a)                                        7.375        12/15/2016         830,137
------------------------------------------------------------------------------------------------------------------
    980,000    NYS LGSC (SCSB)                                           7.750        12/15/2021         980,853
------------------------------------------------------------------------------------------------------------------
    335,000    NYS Medcare (Beth Israel Medical Center)                  7.125        11/01/2006         298,170
------------------------------------------------------------------------------------------------------------------
  2,025,000    NYS Medcare (Beth Israel Medical Center)                  7.200        11/01/2014       1,801,136
------------------------------------------------------------------------------------------------------------------
  1,015,000    NYS Medcare (Central Suffolk Hospital)                    6.125        11/01/2016         773,014
------------------------------------------------------------------------------------------------------------------
     45,000    NYS Medcare (Hospital & Nursing Home)                     5.750        08/15/2019          48,805
------------------------------------------------------------------------------------------------------------------
     10,000    NYS Medcare (Hospital & Nursing Home)                     6.200        08/15/2022          10,267
------------------------------------------------------------------------------------------------------------------
     95,000    NYS Medcare (Hospital & Nursing Home)                     6.200        02/15/2023          98,018
------------------------------------------------------------------------------------------------------------------
     60,000    NYS Medcare (Hospital & Nursing Home)                     6.375        08/15/2029          65,493
------------------------------------------------------------------------------------------------------------------
  1,000,000    NYS Medcare (Hospital & Nursing Home)                     6.375        08/15/2033       1,053,530
------------------------------------------------------------------------------------------------------------------
     30,000    NYS Medcare (Hospital & Nursing Home)                     6.500        02/15/2019          31,287
------------------------------------------------------------------------------------------------------------------
  1,995,000    NYS Medcare (Hospital & Nursing Home)                     6.500        02/15/2034       2,146,740
------------------------------------------------------------------------------------------------------------------
 12,230,000    NYS Medcare (Hospital & Nursing Home)                     6.650        08/15/2032      12,773,134
------------------------------------------------------------------------------------------------------------------
  4,560,000    NYS Medcare (Hospital & Nursing Home)                     7.400        11/01/2016       4,747,872
------------------------------------------------------------------------------------------------------------------
  1,745,000    NYS Medcare (Hospital & Nursing Home)                     9.000        02/15/2026       1,790,719
------------------------------------------------------------------------------------------------------------------
  4,790,000    NYS Medcare (Hospital & Nursing Home)                     9.375        11/01/2016       5,158,830
------------------------------------------------------------------------------------------------------------------
  2,315,000    NYS Medcare (Hospital & Nursing Home)                    10.000        11/01/2006       2,466,864
------------------------------------------------------------------------------------------------------------------
     70,000    NYS Medcare (Insured Mtg. Nursing)                        6.500        11/01/2015          73,553
------------------------------------------------------------------------------------------------------------------
  1,650,000    NYS Medcare (M.G. Nursing Home)                           6.375        02/15/2035       1,749,479
------------------------------------------------------------------------------------------------------------------
    630,000    NYS Medcare (Mental Health)                               0.000        08/15/2018         175,184
------------------------------------------------------------------------------------------------------------------
     40,000    NYS Medcare (Mental Health)                               5.500        08/15/2021          40,006
------------------------------------------------------------------------------------------------------------------
    250,000    NYS Medcare (Mental Health)                               5.500        08/15/2024         251,033
------------------------------------------------------------------------------------------------------------------
     45,000    NYS Medcare (Mental Health)                               8.875        08/15/2007          46,382
------------------------------------------------------------------------------------------------------------------
     25,000    NYS Medcare (Montefiore Medical Center)                   5.750        02/15/2025          25,537
------------------------------------------------------------------------------------------------------------------
    680,000    NYS Medcare (Our Lady of Victory Hospital)                6.625        11/01/2016         696,932
------------------------------------------------------------------------------------------------------------------
     25,000    NYS Medcare (Secured Hospital)                            6.250        02/15/2024          25,986
------------------------------------------------------------------------------------------------------------------
 22,000,000    NYS Medcare (St. Luke's Hospital) IVRC(a)                 9.213(f)     02/15/2029      22,454,960
------------------------------------------------------------------------------------------------------------------
  8,400,000    NYS Medcare (St. Luke's Hospital) RITES(a)                9.225(f)     02/15/2029       8,581,944
------------------------------------------------------------------------------------------------------------------
 12,500,000    NYS Medcare (St. Luke's Hospital) RITES(a)                9.259(f)     02/15/2029      12,770,750
------------------------------------------------------------------------------------------------------------------
  5,750,000    NYS Medcare (St. Luke's Hospital) RITES(a)                9.317(f)     02/15/2029       5,874,545
------------------------------------------------------------------------------------------------------------------
 10,000,000    NYS Medcare (St. Luke's Hospital) RITES(a)                9.317(f)     02/15/2029      10,216,600
------------------------------------------------------------------------------------------------------------------
  5,925,000    NYS Medcare RITES(a)                                      8.532(f)     02/15/2019       5,921,978
------------------------------------------------------------------------------------------------------------------
 10,000,000    NYS Medcare RITES(a)                                      8.782(f)     02/15/2025       9,815,900
------------------------------------------------------------------------------------------------------------------
  2,000,000    NYS Thruway Authority                                     0.000        01/01/2004       1,885,300
------------------------------------------------------------------------------------------------------------------
    260,000    NYS Thruway Authority                                     0.000        01/01/2005         234,884
------------------------------------------------------------------------------------------------------------------
 25,000,000    NYS Thruway Authority Convertible INFLOS                  7.845(f)     01/01/2024      22,375,000
------------------------------------------------------------------------------------------------------------------
  7,140,000    NYS Thruway Authority RITES(a)                           14.131(f)     01/01/2025       5,953,903
------------------------------------------------------------------------------------------------------------------
     15,000    NYS UDC (Correctional Facilities)                         0.000       01/01/2003           14,731
------------------------------------------------------------------------------------------------------------------
    900,000    NYS UDC (Correctional Facilities)                         0.000       01/01/2008          690,921
------------------------------------------------------------------------------------------------------------------
      5,000    NYS UDC (Correctional Facilities)                         0.000       01/01/2013            2,934
------------------------------------------------------------------------------------------------------------------
  9,550,000    NYS UDC (Correctional Facilities)                         5.000       01/01/2028        9,089,977
------------------------------------------------------------------------------------------------------------------
     45,000    NYS UDC (Correctional Facilities)                         5.375       01/01/2023           44,720
------------------------------------------------------------------------------------------------------------------
  2,740,000    NYS UDC (Correctional Facilities)                         5.375       01/01/2023        2,742,932
------------------------------------------------------------------------------------------------------------------
  5,590,000    NYS UDC (Correctional Facilities)                         5.375       01/01/2025        5,560,764
------------------------------------------------------------------------------------------------------------------

                         27 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

    Principal                                                                                      Market Value
       Amount                                                         Coupon          Maturity       See Note 1
-----------------------------------------------------------------------------------------------------------------
New York Continued

$ 104,870,000  NYS UDC (South Mall) CAB                                0.000%       01/01/2011     $ 61,762,138
-----------------------------------------------------------------------------------------------------------------
       80,000  NYS UDC (South Mall) CAB                                0.000        01/01/2011           47,433
-----------------------------------------------------------------------------------------------------------------
      345,000  NYS UDC (South Mall) CAB                                0.000        01/01/2011          204,554
-----------------------------------------------------------------------------------------------------------------
    5,480,000  Oneida County IDA (Bonide Products)                     6.250        11/01/2018        5,158,050
-----------------------------------------------------------------------------------------------------------------
      985,000  Oneida County IDA (Mobile Climate Control)              8.000        11/01/2008        1,020,893
-----------------------------------------------------------------------------------------------------------------
    2,825,000  Oneida County IDA (Mobile Climate Control)              8.750        11/01/2018        2,925,372
-----------------------------------------------------------------------------------------------------------------
      450,000  Oneida County IDA (Mohawk Valley Handicapped Services)  5.300        03/15/2019          431,100
-----------------------------------------------------------------------------------------------------------------
      740,000  Oneida County IDA (Mohawk Valley Handicapped Services)  5.350        03/15/2029          698,012
-----------------------------------------------------------------------------------------------------------------
    1,190,000  Oneida County IDA (Presbyterian Home)                   5.250        03/01/2019        1,151,349
-----------------------------------------------------------------------------------------------------------------
    1,015,000  Oneida County IDA (Presbyterian Home)                   6.100        06/01/2020        1,065,862
-----------------------------------------------------------------------------------------------------------------
       25,000  Oneida Healthcare Corp.                                 7.100        08/01/2011(p)        25,614
-----------------------------------------------------------------------------------------------------------------
      170,000  Oneida Healthcare Corp.                                 7.200        08/01/2031(p)       174,157
-----------------------------------------------------------------------------------------------------------------
      570,000  Onondaga County IDA (Coltec Industries)                 7.250        06/01/2008          577,638
-----------------------------------------------------------------------------------------------------------------
      770,000  Onondaga County IDA (Coltec Industries)                 9.875        10/01/2010          797,874
-----------------------------------------------------------------------------------------------------------------
    1,655,000  Onondaga County IDA (Community General Hospital)        5.500        11/01/2018        1,234,862
-----------------------------------------------------------------------------------------------------------------
    8,345,000  Onondaga County IDA (Community General Hospital)        6.625        01/01/2018        7,099,759
-----------------------------------------------------------------------------------------------------------------
    1,400,000  Onondaga County IDA (Gear Motion)                       8.900        12/15/2011        1,413,160
-----------------------------------------------------------------------------------------------------------------
    6,500,000  Onondaga County IDA (Solvay Paperboard)                 6.800        11/01/2014        6,663,800
-----------------------------------------------------------------------------------------------------------------
   47,900,000  Onondaga County IDA (Solvay Paperboard)                 7.000        11/01/2030       49,517,104
-----------------------------------------------------------------------------------------------------------------
      750,000  Onondaga County IDA (Syracuse Home)                     5.200        12/01/2018          723,075
-----------------------------------------------------------------------------------------------------------------
   24,040,000  Onondaga County Res Rec                                 6.875        05/01/2006       24,670,088
-----------------------------------------------------------------------------------------------------------------
   68,730,000  Onondaga County Res Rec                                 7.000        05/01/2015       70,371,272
-----------------------------------------------------------------------------------------------------------------
    4,200,000  Onondaga IDA (Le Moyne College)                         5.625        12/01/2021        4,209,954
-----------------------------------------------------------------------------------------------------------------
      812,000  Ontario County IDA (Ontario Design)                     6.500        11/01/2005          821,452
-----------------------------------------------------------------------------------------------------------------
      430,000  Orange County IDA (Adult Homes at Erie Station)         7.000        08/01/2021          425,451
-----------------------------------------------------------------------------------------------------------------
    2,500,000  Orange County IDA (Arden Hill Life Care Center)         7.000        08/01/2021        2,473,550
-----------------------------------------------------------------------------------------------------------------
    2,300,000  Orange County IDA (Arden Hill Life Care Center)         7.000        08/01/2031        2,222,007
-----------------------------------------------------------------------------------------------------------------
    2,090,000  Orange County IDA (Arden Hill Life Care Center)         7.000        08/01/2031        2,019,128
-----------------------------------------------------------------------------------------------------------------
    2,705,000  Orange County IDA (Glen Arden)                          5.625        01/01/2018        2,402,770
-----------------------------------------------------------------------------------------------------------------
    5,590,000  Orange County IDA (Glen Arden)                          5.700        01/01/2028        4,696,271
-----------------------------------------------------------------------------------------------------------------
   22,450,000  Orange County IDA (Glen Arden)                          8.875        01/01/2025(p)    26,311,625
-----------------------------------------------------------------------------------------------------------------
    7,600,000  Orange County IDA (Kingston Manufacturing)(a)           8.000        11/01/2017        6,848,968
-----------------------------------------------------------------------------------------------------------------
      495,000  Orange County IDA (Mental Retardation Project)          7.800        07/01/2011          503,301
-----------------------------------------------------------------------------------------------------------------
    1,715,000  Orange County IDA
               (St. Luke's Cornwall Hospital Obligated Group)          5.375        12/01/2021        1,692,225
-----------------------------------------------------------------------------------------------------------------
    2,235,000  Orange County IDA
               (St. Luke's Cornwall Hospital Obligated Group)          5.375        12/01/2026        2,178,008
-----------------------------------------------------------------------------------------------------------------
    6,330,000  Orange County IDA
               (St. Luke's Cornwall Hospital Obligated Group)          5.375        12/01/2026        6,168,585
-----------------------------------------------------------------------------------------------------------------
    8,000,000  Orange County IDA (Tuxedo Place)(a)                     7.000        08/01/2032        6,431,920
-----------------------------------------------------------------------------------------------------------------
    2,500,000  Orange County IDA (Tuxedo Place)(a)                     7.000        08/01/2033        2,009,950
-----------------------------------------------------------------------------------------------------------------
    2,755,000  Oswego County IDA (Bishop's Common)                     5.375        02/01/2049        2,704,831
-----------------------------------------------------------------------------------------------------------------
    3,260,000  Oswego County IDA (Seneca Hill Manor)                   5.650        08/01/2037        3,305,347
-----------------------------------------------------------------------------------------------------------------
    2,970,000  Otsego County IDA (Bassett Healthcare Project)          5.350        11/01/2020        2,957,556
-----------------------------------------------------------------------------------------------------------------
    3,000,000  Otsego County IDA (Hartwick College)                    5.500        07/01/2019        3,009,900
-----------------------------------------------------------------------------------------------------------------
   11,400,000  Peekskill IDA (Drum Hill)                               6.375        10/01/2028        9,997,686
-----------------------------------------------------------------------------------------------------------------

                         28 | ROCHESTER FUND MUNICIPALS

    Principal                                                                                         Market Value
       Amount                                                            Coupon            Maturity     See Note 1
--------------------------------------------------------------------------------------------------------------------
New York Continued

$   827,716  Peekskill IDA (Karta)                                        9.000%         07/01/2010    $   840,728
--------------------------------------------------------------------------------------------------------------------
  1,045,000  Pilgrim Village HDC (Multifamily Hsg.)                       6.800          02/01/2021      1,046,055
--------------------------------------------------------------------------------------------------------------------
 13,110,000  Port Authority NY/NJ (Delta Air Lines)                       6.950          06/01/2008     12,946,781
--------------------------------------------------------------------------------------------------------------------
     10,000  Port Authority NY/NJ (JFK International Air Terminal)        5.750          12/01/2025         10,248
--------------------------------------------------------------------------------------------------------------------
    270,000  Port Authority NY/NJ (KIAC)                                  6.750          10/01/2011        280,390
--------------------------------------------------------------------------------------------------------------------
 15,295,000  Port Authority NY/NJ (KIAC)                                  6.750          10/01/2019     15,645,714
--------------------------------------------------------------------------------------------------------------------
  6,665,000  Port Authority NY/NJ (US Airways)                            9.000          12/01/2006      6,707,456
--------------------------------------------------------------------------------------------------------------------
  1,260,000  Port Authority NY/NJ (US Airways)                            9.000          12/01/2010      1,268,026
--------------------------------------------------------------------------------------------------------------------
 36,650,000  Port Authority NY/NJ (US Airways)                            9.125          12/01/2015     36,923,043
--------------------------------------------------------------------------------------------------------------------
    125,000  Port Authority NY/NJ,76th Series                             6.500          11/01/2026        126,355
--------------------------------------------------------------------------------------------------------------------
     85,000  Port Authority NY/NJ,76th Series                             6.500          11/01/2026         85,928
--------------------------------------------------------------------------------------------------------------------
  2,755,000  Poughkeepsie IDA (Eastman & Bixby Redevelopment Corp.)       6.000          08/01/2032      2,830,652
--------------------------------------------------------------------------------------------------------------------
  1,990,000  Putnam County IDA (Brewster Plastics)                        8.500          12/01/2016      2,063,252
--------------------------------------------------------------------------------------------------------------------
  3,000,000  Rensselaer County Tobacco Asset Securitization Corp.(w)      5.625          06/01/2035      3,004,530
--------------------------------------------------------------------------------------------------------------------
  3,000,000  Rensselaer County Tobacco Asset Securitization Corp.(w)      5.750          06/01/2043      3,026,730
--------------------------------------------------------------------------------------------------------------------
      5,000  Rensselaer Hsg. Authority (Renwyck)                          7.650          01/01/2011          5,254
--------------------------------------------------------------------------------------------------------------------
 20,000,000  Rensselaer Municipal Leasing Corp.
             (Rensselaer County Nursing Home)                             6.900          06/01/2024     20,378,000
--------------------------------------------------------------------------------------------------------------------
  1,990,000  Riverhead IDA (Michael Reilly Design)                        8.625          02/01/2012      1,958,896
--------------------------------------------------------------------------------------------------------------------
    570,000  Riverhead IDA (Michael Reilly Design)                        8.825          02/01/2012        560,988
--------------------------------------------------------------------------------------------------------------------
  4,535,000  Riverhead IDA (Michael Reilly Design)                        8.875          02/01/2032      4,431,012
--------------------------------------------------------------------------------------------------------------------
 20,990,000  Rochester Hsg. Authority (Crossroads Apartments)             7.700          01/01/2017     22,763,235
--------------------------------------------------------------------------------------------------------------------
  6,790,000  Rochester Museum & Science Center                            6.125          12/01/2015      6,708,316
--------------------------------------------------------------------------------------------------------------------
  2,090,000  Rockland County IDA (Dominican College)(c)                   5.900          05/01/2010      2,009,410
--------------------------------------------------------------------------------------------------------------------
  5,000,000  Rockland County IDA (Dominican College)                      6.250          05/01/2028      4,690,600
--------------------------------------------------------------------------------------------------------------------
  3,500,000  Rockland County Tobacco Asset Securitization Corp.(w)        5.625          08/15/2035      3,505,285
--------------------------------------------------------------------------------------------------------------------
  5,000,000  Rockland County Tobacco Asset Securitization Corp.(w)        5.750          08/15/2043      5,033,200
--------------------------------------------------------------------------------------------------------------------
  1,395,000  Saratoga County IDA (ARC)                                    8.400          03/01/2013      1,449,363
--------------------------------------------------------------------------------------------------------------------
  1,635,000  Schenectady IDA (Schaffer Heights Hsg.)                      6.000          11/01/2030      1,697,784
--------------------------------------------------------------------------------------------------------------------
    419,000  Schroon Lake Fire District(a)                                7.250          03/01/2009        421,346
--------------------------------------------------------------------------------------------------------------------
    175,000  Scotia Hsg. Authority (Holyrood House)                       7.000          06/01/2009        180,768
--------------------------------------------------------------------------------------------------------------------
     45,000  SONYMA, Series 24                                            6.125          10/01/2030         46,704
--------------------------------------------------------------------------------------------------------------------
  2,240,000  SONYMA, Series 28                                            6.650          04/01/2022      2,247,930
--------------------------------------------------------------------------------------------------------------------
  8,125,000  SONYMA, Series 29                                            5.400          10/01/2022      8,082,100
--------------------------------------------------------------------------------------------------------------------
  2,450,000  SONYMA, Series 29                                            5.450          04/01/2031      2,434,884
--------------------------------------------------------------------------------------------------------------------
      5,000  SONYMA, Series 30-A                                          4.375          10/01/2023          5,045
--------------------------------------------------------------------------------------------------------------------
 18,020,000  SONYMA, Series 30-B                                          6.650          10/01/2025     18,263,450
--------------------------------------------------------------------------------------------------------------------
     15,000  SONYMA, Series 30-C2                                         5.800          10/01/2025         15,198
--------------------------------------------------------------------------------------------------------------------
 11,510,000  SONYMA, Series 36-A                                          6.625          04/01/2025     11,998,024
--------------------------------------------------------------------------------------------------------------------
 11,865,000  SONYMA, Series 38 RITES(a)                                  10.052(f)       04/01/2025     12,140,387
--------------------------------------------------------------------------------------------------------------------
    705,000  SONYMA, Series 40-A                                          6.350          04/01/2021        727,701
--------------------------------------------------------------------------------------------------------------------
     75,000  SONYMA, Series 40-B                                          6.400          10/01/2012         78,005
--------------------------------------------------------------------------------------------------------------------
  5,885,000  SONYMA, Series 40-B                                          6.600          04/01/2025      6,117,222
--------------------------------------------------------------------------------------------------------------------
 13,605,000  SONYMA, Series 42                                            6.650          04/01/2026     14,076,141
--------------------------------------------------------------------------------------------------------------------
    110,000  SONYMA, Series 42                                            6.650          04/01/2026        114,264
--------------------------------------------------------------------------------------------------------------------

                         29 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

    Principal                                                                                              Market Value
      Amount                                                              Coupon           Maturity       See Note 1
---------------------------------------------------------------------------------------------------------------------
New York Continued

$   100,000  SONYMA, Series 46                                            6.500%        04/01/2013      $   105,639
---------------------------------------------------------------------------------------------------------------------
     65,000  SONYMA, Series 46                                            6.600         10/01/2019           68,140
---------------------------------------------------------------------------------------------------------------------
 20,820,000  SONYMA, Series 46                                            6.650         10/01/2025       21,674,245
---------------------------------------------------------------------------------------------------------------------
  5,455,000  SONYMA, Series 50                                            6.625         04/01/2025        5,688,965
---------------------------------------------------------------------------------------------------------------------
    100,000  SONYMA, Series 54                                            6.100         10/01/2015          104,513
---------------------------------------------------------------------------------------------------------------------
     55,000  SONYMA, Series 54                                            6.200         10/01/2026           56,960
---------------------------------------------------------------------------------------------------------------------
     45,000  SONYMA, Series 54                                            6.200         10/01/2026           46,700
---------------------------------------------------------------------------------------------------------------------
  5,765,000  SONYMA, Series 58                                            6.400         04/01/2027        6,049,676
---------------------------------------------------------------------------------------------------------------------
    160,000  SONYMA, Series 60                                            6.000         10/01/2022          165,253
---------------------------------------------------------------------------------------------------------------------
  8,735,000  SONYMA, Series 60                                            6.050         04/01/2026        9,029,457
---------------------------------------------------------------------------------------------------------------------
     15,000  SONYMA, Series 63                                            6.125         04/01/2027           15,562
---------------------------------------------------------------------------------------------------------------------
 10,110,000  SONYMA, Series 65                                            5.850         10/01/2028       10,338,789
---------------------------------------------------------------------------------------------------------------------
 19,570,000  SONYMA, Series 67                                            5.800         10/01/2028       19,938,895
---------------------------------------------------------------------------------------------------------------------
  3,295,000  SONYMA, Series 69                                            5.400         10/01/2019        3,300,766
---------------------------------------------------------------------------------------------------------------------
  4,670,000  SONYMA, Series 69 RITES(a)                                   8.974(f)      10/01/2028        4,668,412
---------------------------------------------------------------------------------------------------------------------
  3,000,000  SONYMA, Series 71                                            5.400         04/01/2029        2,985,300
---------------------------------------------------------------------------------------------------------------------
 10,150,000  SONYMA, Series 71 RITES(a)                                   8.774(f)      04/01/2029       10,050,835
---------------------------------------------------------------------------------------------------------------------
  5,500,000  SONYMA, Series 73 RITES(a)                                  15.170(f)      10/01/2028        4,951,870
---------------------------------------------------------------------------------------------------------------------
  1,675,000  SONYMA, Series 73-A                                          5.300         10/01/2028        1,633,242
---------------------------------------------------------------------------------------------------------------------
 10,775,000  SONYMA, Series 79                                            5.300         04/01/2029       10,564,026
---------------------------------------------------------------------------------------------------------------------
    995,000  SONYMA, Series 88                                            6.250         04/01/2030        1,039,954
---------------------------------------------------------------------------------------------------------------------
  6,100,000  SONYMA, Series 97                                            5.400         10/01/2021        6,061,387
---------------------------------------------------------------------------------------------------------------------
  6,065,000  SONYMA, Series 97                                            5.500         04/01/2031        6,055,660
---------------------------------------------------------------------------------------------------------------------
     10,000  SONYMA, Series QQ                                            7.700         10/01/2012           10,033
---------------------------------------------------------------------------------------------------------------------
    300,000  St. Lawrence County IDA (Clarkson University)                5.125         07/01/2021          286,818
---------------------------------------------------------------------------------------------------------------------
  1,315,000  St. Lawrence County IDA (Clarkson University)                5.250         07/01/2031        1,255,312
---------------------------------------------------------------------------------------------------------------------
  2,370,000  St. Lawrence County IDA (Clarkson University)                5.500         07/01/2029        2,325,539
---------------------------------------------------------------------------------------------------------------------
  2,805,000  St. Lawrence County IDA (Hepburn Medical Center)             5.375         12/01/2019        2,788,927
---------------------------------------------------------------------------------------------------------------------
  3,595,000  St. Lawrence County IDA (Hepburn Medical Center)             5.500         12/01/2024        3,587,846
---------------------------------------------------------------------------------------------------------------------
    450,000  Suffolk County IDA (ALIA--ACLD)                              6.375         06/01/2014          424,103
---------------------------------------------------------------------------------------------------------------------
  1,310,000  Suffolk County IDA (ALIA--ACLD)                              6.500         03/01/2018        1,224,562
---------------------------------------------------------------------------------------------------------------------
    795,000  Suffolk County IDA (ALIA--ACLD)                              7.500         09/01/2015          815,916
---------------------------------------------------------------------------------------------------------------------
    365,000  Suffolk County IDA (ALIA--ADD)                               6.950         12/01/2014          362,062
---------------------------------------------------------------------------------------------------------------------
    560,000  Suffolk County IDA (ALIA--ADD)                               7.500         09/01/2015          574,734
---------------------------------------------------------------------------------------------------------------------
  1,905,000  Suffolk County IDA (ALIA--DDI)(a)                            6.375         06/01/2014        1,802,911
---------------------------------------------------------------------------------------------------------------------
    385,000  Suffolk County IDA (ALIA--DDI)(a)                            6.950         12/01/2014          381,901
---------------------------------------------------------------------------------------------------------------------
    395,000  Suffolk County IDA (ALIA--DDI)(a)                            7.500         09/01/2015          347,466
---------------------------------------------------------------------------------------------------------------------
    985,000  Suffolk County IDA (ALIA--FREE)                              6.375         06/01/2014          932,214
---------------------------------------------------------------------------------------------------------------------
  2,255,000  Suffolk County IDA (ALIA--FREE)                              6.950         12/01/2014        2,236,847
---------------------------------------------------------------------------------------------------------------------
    795,000  Suffolk County IDA (ALIA--IGHL)                              6.375         06/01/2014          749,248
---------------------------------------------------------------------------------------------------------------------
    770,000  Suffolk County IDA (ALIA--IGHL)                              6.950         12/01/2014          763,802
---------------------------------------------------------------------------------------------------------------------
    335,000  Suffolk County IDA (ALIA--IGHL)                              7.500         09/01/2015          343,814
---------------------------------------------------------------------------------------------------------------------
    470,000  Suffolk County IDA (ALIA--L.I. Head Injury Association)      6.375         06/01/2014          442,952
---------------------------------------------------------------------------------------------------------------------
    915,000  Suffolk County IDA (ALIA--L.I. Head Injury Association)      6.950         12/01/2014          907,634
---------------------------------------------------------------------------------------------------------------------
    330,000  Suffolk County IDA (ALIA--L.I. Head Injury Association)      7.500         09/01/2015          338,682
---------------------------------------------------------------------------------------------------------------------

                         30 | ROCHESTER FUND MUNICIPALS

    Principal                                                                                  Market Value
       Amount                                                         Coupon      Maturity       See Note 1
-------------------------------------------------------------------------------------------------------------
 New York Continued

 $    775,000  Suffolk County IDA (ALIA--MCH)                          6.375%   06/01/2014     $    730,399
-------------------------------------------------------------------------------------------------------------
    1,830,000  Suffolk County IDA (ALIA--MCH)                          6.950    12/01/2014        1,815,269
-------------------------------------------------------------------------------------------------------------
      855,000  Suffolk County IDA (ALIA--NYS ARC)                      7.500    09/01/2015          877,495
-------------------------------------------------------------------------------------------------------------
      575,000  Suffolk County IDA (ALIA--Pederson-Krag Center)         8.375    06/01/2016          573,775
-------------------------------------------------------------------------------------------------------------
      600,000  Suffolk County IDA (ALIA--SMCFS)                        7.500    09/01/2015          615,786
-------------------------------------------------------------------------------------------------------------
      820,000  Suffolk County IDA (ALIA--Suffolk Hostels)              7.500    09/01/2015          841,574
-------------------------------------------------------------------------------------------------------------
      335,000  Suffolk County IDA (ALIA--UCPAGS)                       6.375    06/01/2014          315,721
-------------------------------------------------------------------------------------------------------------
    1,335,000  Suffolk County IDA (ALIA--UCPAGS)                       6.950    12/01/2014        1,324,253
-------------------------------------------------------------------------------------------------------------
    1,540,000  Suffolk County IDA (ALIA--UCPAGS)                       7.000    06/01/2016        1,532,731
-------------------------------------------------------------------------------------------------------------
      555,000  Suffolk County IDA (ALIA--UCPAGS)                       7.500    09/01/2015          569,602
-------------------------------------------------------------------------------------------------------------
      475,000  Suffolk County IDA (ALIA--WORCA)                        6.950    12/01/2014          471,176
-------------------------------------------------------------------------------------------------------------
      675,000  Suffolk County IDA (ALIA--WORCA)                        7.500    09/01/2015          692,759
-------------------------------------------------------------------------------------------------------------
   23,000,000  Suffolk County IDA (Camelot Village)(a)                 7.900    11/01/2031       17,940,000
-------------------------------------------------------------------------------------------------------------
      375,000  Suffolk County IDA (CCSSVD)                             7.000    04/01/2010          375,934
-------------------------------------------------------------------------------------------------------------
    2,595,000  Suffolk County IDA (CCSSVD)                             8.000    04/01/2030        2,604,576
-------------------------------------------------------------------------------------------------------------
    1,210,000  Suffolk County IDA (DDI)(a)                             6.250    03/01/2009        1,086,701
-------------------------------------------------------------------------------------------------------------
    5,025,000  Suffolk County IDA (DDI)(a)                             7.250    03/01/2024        4,229,794
-------------------------------------------------------------------------------------------------------------
      350,000  Suffolk County IDA (DDI)(a)                             7.375    03/01/2003          347,263
-------------------------------------------------------------------------------------------------------------
    9,675,000  Suffolk County IDA (DDI)(a)                             8.750    03/01/2023        9,441,446
-------------------------------------------------------------------------------------------------------------
    2,480,000  Suffolk County IDA (Dowling College)                    6.625    06/01/2024        2,170,347
-------------------------------------------------------------------------------------------------------------
    3,130,000  Suffolk County IDA (Dowling College)                    6.700    12/01/2020        2,807,141
-------------------------------------------------------------------------------------------------------------
      305,000  Suffolk County IDA (Federation of Organizations)        7.625    04/01/2010          307,367
-------------------------------------------------------------------------------------------------------------
    2,195,000  Suffolk County IDA (Federation of Organizations)        8.125    04/01/2030        2,216,687
-------------------------------------------------------------------------------------------------------------
      445,000  Suffolk County IDA (Fil-Coil Corp.)(a,b,d)              9.000    12/01/2015          302,600
-------------------------------------------------------------------------------------------------------------
    1,060,000  Suffolk County IDA (Fil-Coil Corp.)(a,b,d)              9.250    12/01/2025          720,800
-------------------------------------------------------------------------------------------------------------
    3,860,000  Suffolk County IDA (Huntington First Aid Squad)         6.650    11/01/2017        3,660,284
-------------------------------------------------------------------------------------------------------------
    3,250,000  Suffolk County IDA (Jefferson's Ferry)                  6.125    11/01/2029        3,284,548
-------------------------------------------------------------------------------------------------------------
    6,500,000  Suffolk County IDA (Jefferson's Ferry)                  7.200    11/01/2019        6,806,735
-------------------------------------------------------------------------------------------------------------
   10,000,000  Suffolk County IDA (Jefferson's Ferry)                  7.250    11/01/2028       10,419,400
-------------------------------------------------------------------------------------------------------------
    3,500,000  Suffolk County IDA (Nissequogue Cogeneration Partners)  5.300    01/01/2013        3,244,920
-------------------------------------------------------------------------------------------------------------
    2,935,000  Suffolk County IDA (Nissequogue Cogeneration Partners)  5.500    01/01/2023        2,608,980
-------------------------------------------------------------------------------------------------------------
      715,000  Suffolk County IDA (OBPWC)                              7.500    11/01/2022          735,170
-------------------------------------------------------------------------------------------------------------
    1,600,000  Suffolk County IDA (Peconic Landing Retirement Home)    8.000    10/01/2030        1,601,392
-------------------------------------------------------------------------------------------------------------
      355,000  Suffolk County IDA (Pederson-Krag Center)               7.625    04/01/2010          357,755
-------------------------------------------------------------------------------------------------------------
    2,545,000  Suffolk County IDA (Pederson-Krag Center)               8.125    04/01/2030        2,570,145
-------------------------------------------------------------------------------------------------------------
      270,000  Suffolk County IDA (Rainbow Chimes)                     7.000    05/01/2007          267,724
-------------------------------------------------------------------------------------------------------------
    2,210,000  Suffolk County IDA (Rainbow Chimes)                     8.000    11/01/2024        2,198,398
-------------------------------------------------------------------------------------------------------------
    1,670,000  Suffolk County IDA (Rimland Facilities)(a)              3.562(v) 12/01/2009        1,667,996
-------------------------------------------------------------------------------------------------------------
    5,635,000  Suffolk County IDA (United Cerebral Palsy)              7.875    09/01/2041        5,477,558
-------------------------------------------------------------------------------------------------------------
    1,620,000  Suffolk County IDA (Windmill Village)(w)                5.700    12/01/2026        1,624,487
-------------------------------------------------------------------------------------------------------------
    1,305,000  Suffolk County IDA (Windmill Village)(w)                5.750    12/01/2031        1,309,750
-------------------------------------------------------------------------------------------------------------
    1,135,000  Suffolk County IDA (Wireless Boulevard Realty)          7.875    12/01/2012        1,189,639
-------------------------------------------------------------------------------------------------------------
    4,005,000  Suffolk County IDA (Wireless Boulevard Realty)          8.625    12/01/2026        4,270,011
-------------------------------------------------------------------------------------------------------------
    2,720,000  Sunnybrook EHC                                         11.250    12/01/2014        2,912,059
-------------------------------------------------------------------------------------------------------------
    1,750,000  Syracuse GO(w)                                          5.000    01/01/2017        1,702,313

                         31 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

    Principal                                                                                  Market Value
       Amount                                                          Coupon       Maturity     See Note 1
-------------------------------------------------------------------------------------------------------------
 New York Continued

 $    525,000  Syracuse Hsg. Authority (Loretto Sedgwick Heights Corp.) 7.375%    11/01/2008   $    527,195
-------------------------------------------------------------------------------------------------------------
    6,995,000  Syracuse Hsg. Authority (Loretto Sedgwick Heights Corp.) 8.500     11/01/2031      7,097,547
-------------------------------------------------------------------------------------------------------------
    6,590,000  Syracuse Hsg. Authority (LRRHCF)                         5.800     08/01/2037      6,776,563
-------------------------------------------------------------------------------------------------------------
      600,000  Syracuse Hsg. Authority (LRRHCF)                         7.500     08/01/2010        603,906
-------------------------------------------------------------------------------------------------------------
      375,000  Syracuse IDA (Anoplate Corp.)                            7.250     11/01/2007        379,804
-------------------------------------------------------------------------------------------------------------
    2,195,000  Syracuse IDA (Anoplate Corp.)                            8.000     11/01/2022      2,251,016
-------------------------------------------------------------------------------------------------------------
    1,000,000  Syracuse IDA (Crouse Irving Health Hospital)(a)          5.375     01/01/2023        500,470
-------------------------------------------------------------------------------------------------------------
   27,480,000  Syracuse IDA (James Square)                              0.000     08/01/2025      5,900,231
-------------------------------------------------------------------------------------------------------------
      725,000  Syracuse IDA (Jewish Home)                               7.375     03/01/2021        729,546
-------------------------------------------------------------------------------------------------------------
    2,050,000  Syracuse IDA (Jewish Home)                               7.375     03/01/2031      2,033,908
-------------------------------------------------------------------------------------------------------------
    7,050,000  Syracuse IDA (Pavilion on James Senior Hsg.)(a)          7.500     08/01/2030      5,581,274
-------------------------------------------------------------------------------------------------------------
    8,085,000  Syracuse IDA (Spectrum Medsystems Corp.)(a)              8.500     11/01/2010      7,350,720
-------------------------------------------------------------------------------------------------------------
       25,000  34th Street BID (34th Street Partnership)                5.500     01/01/2023         25,017
-------------------------------------------------------------------------------------------------------------
    3,750,000  Tompkins County IDA (Ithacare Center)                    6.200     02/01/2037      3,985,688
-------------------------------------------------------------------------------------------------------------
    2,790,000  Tompkins County IDA (Kendall at Ithaca)                  7.875     06/01/2015      2,884,581
-------------------------------------------------------------------------------------------------------------
    5,760,000  Tompkins County IDA (Kendall at Ithaca)                  7.875     06/01/2024      5,953,651
-------------------------------------------------------------------------------------------------------------
      180,000  Tompkins Healthcare Corp. (Reconstruction Home)         10.800     02/01/2007        208,823
-------------------------------------------------------------------------------------------------------------
       75,000  Tompkins Healthcare Corp. (Reconstruction Home)         10.800     02/01/2028         88,957
-------------------------------------------------------------------------------------------------------------
      705,000  Tonawanda SCHC                                           6.500     12/01/2010        700,255
-------------------------------------------------------------------------------------------------------------
   62,150,000  Triborough Bridge & Tunnel Authority                     5.000     01/01/2032     58,608,693
-------------------------------------------------------------------------------------------------------------
    8,265,000  Triborough Bridge & Tunnel Authority RITES(a)           14.164(f)  01/01/2027      6,745,893
-------------------------------------------------------------------------------------------------------------
    2,005,000  TSASC, Inc. (TFABs)                                      6.000     07/15/2020      2,066,333
-------------------------------------------------------------------------------------------------------------
    1,940,000  TSASC, Inc. (TFABs)                                      6.000     07/15/2021      1,999,345
-------------------------------------------------------------------------------------------------------------
   15,000,000  TSASC, Inc. (TFABs)                                      6.250     07/15/2027     15,669,750
-------------------------------------------------------------------------------------------------------------
   12,875,000  TSASC, Inc. (TFABs)                                      6.250     07/15/2034     13,423,218
-------------------------------------------------------------------------------------------------------------
    2,000,000  TSASC, Inc. (TFABs)                                      6.375     07/15/2039      2,099,160
-------------------------------------------------------------------------------------------------------------
   11,970,000  TSASC, Inc. (TFABs) RITES(a)                            18.008(f)  07/15/2034     14,344,130
-------------------------------------------------------------------------------------------------------------
   30,875,000  TSASC, Inc. (TFABs) RITES(a)                            18.508(f)  07/15/2039     36,133,630
-------------------------------------------------------------------------------------------------------------
       55,000  Tupper Lake HDC                                          8.125     10/01/2010         55,393
-------------------------------------------------------------------------------------------------------------
      995,000  UCP/HCA of Chemung County                                6.600     08/01/2022      1,109,773
-------------------------------------------------------------------------------------------------------------
      725,000  Ulster County IDA (Benedictine Hospital)                 6.400     06/01/2014        683,523
-------------------------------------------------------------------------------------------------------------
    1,945,000  Ulster County IDA (Benedictine Hospital)                 6.450     06/01/2024      1,730,564
-------------------------------------------------------------------------------------------------------------
      170,000  Ulster County IDA (Brooklyn Bottling)                    7.800     06/30/2002        170,332
-------------------------------------------------------------------------------------------------------------
    1,915,000  Ulster County IDA (Brooklyn Bottling)                    8.600     06/30/2022      1,970,401
-------------------------------------------------------------------------------------------------------------
    4,000,000  Ulster County IDA (Kingston Hospital)                    5.650     11/15/2024      3,907,880
-------------------------------------------------------------------------------------------------------------
    1,465,000  Ulster County IDA (Mid-Hsg. Family Health)               5.350     07/01/2023      1,431,173
-------------------------------------------------------------------------------------------------------------
    2,250,000  Ulster County Res Rec                                    6.000     03/01/2014      2,308,680
-------------------------------------------------------------------------------------------------------------
    2,000,000  Ulster County Tobacco Asset Securitization Corp.         0.000(v)  06/01/2025      1,720,900
-------------------------------------------------------------------------------------------------------------
    1,635,000  Ulster County Tobacco Asset Securitization Corp.         0.000(v)  06/01/2040        973,299
-------------------------------------------------------------------------------------------------------------
      765,000  Ulster County Tobacco Asset Securitization Corp.         6.000     06/01/2040        777,095
-------------------------------------------------------------------------------------------------------------
    2,470,000  Union Hsg. Authority (Methodist Homes)                   7.625     11/01/2016      2,560,624
-------------------------------------------------------------------------------------------------------------
      150,000  Union Hsg. Authority (Methodist Homes)                   8.350     04/01/2002        150,845
-------------------------------------------------------------------------------------------------------------
    2,010,000  Union Hsg. Authority (Methodist Homes)                   8.500     04/01/2012      2,112,490
-------------------------------------------------------------------------------------------------------------
   20,095,000  United Nations Devel. Corp., Series B                    5.600     07/01/2026     20,093,794
-------------------------------------------------------------------------------------------------------------
   17,150,000  United Nations Devel. Corp., Series C                    5.600     07/01/2026     17,149,314

                         32 | ROCHESTER FUND MUNICIPALS

    Principal                                                                                Market Value
      Amount                                                         Coupon       Maturity     See Note 1
-----------------------------------------------------------------------------------------------------------
 New York Continued

 $    80,000  Utica Free Academy Devel. Corp. (Loretto-Utica Corp.)   5.950%    07/01/2035   $     80,094
-----------------------------------------------------------------------------------------------------------
     100,000  Utica GO                                                5.900     12/01/2002        102,077
-----------------------------------------------------------------------------------------------------------
     580,000  Utica GO                                                6.000     01/15/2006        602,788
-----------------------------------------------------------------------------------------------------------
     500,000  Utica GO                                                6.100     01/15/2013        531,910
-----------------------------------------------------------------------------------------------------------
     500,000  Utica GO                                                6.200     01/15/2014        532,655
-----------------------------------------------------------------------------------------------------------
     560,000  Utica GO                                                6.250     01/15/2007        586,387
-----------------------------------------------------------------------------------------------------------
     500,000  Utica GO                                                6.250     01/15/2015        532,855
-----------------------------------------------------------------------------------------------------------
   3,000,000  Utica IDA (Utica College Civic Facility)                5.750     08/01/2028      2,673,630
-----------------------------------------------------------------------------------------------------------
   1,250,000  Utica IDA (Utica College Civic Facility)                6.750     12/01/2021      1,247,863
-----------------------------------------------------------------------------------------------------------
   3,550,000  Utica IDA (Utica College Civic Facility)                6.850     12/01/2031      3,543,007
-----------------------------------------------------------------------------------------------------------
     950,000  Vigilant EHL (Thomaston Volunteer Fire Dept.)           7.500     11/01/2012        968,943
-----------------------------------------------------------------------------------------------------------
   8,440,000  Warren & Washington Counties IDA (Adirondack Res Rec)   8.000     12/15/2012      7,990,570
-----------------------------------------------------------------------------------------------------------
   8,635,000  Warren & Washington Counties IDA (Adirondack Res Rec)   8.200     12/15/2010      8,317,923
-----------------------------------------------------------------------------------------------------------
   8,965,000  Warren & Washington Counties IDA (Adirondack Res Rec)   8.200     12/15/2010      8,654,542
-----------------------------------------------------------------------------------------------------------
     100,000  Watervliet EHC                                          8.000     11/15/2003        100,305
-----------------------------------------------------------------------------------------------------------
      95,000  Watervliet EHC                                          8.000     11/15/2004         95,299
-----------------------------------------------------------------------------------------------------------
      95,000  Watervliet EHC                                          8.000     11/15/2005         95,227
-----------------------------------------------------------------------------------------------------------
     100,000  Watervliet EHC                                          8.000     11/15/2006        100,239
-----------------------------------------------------------------------------------------------------------
     100,000  Watervliet EHC                                          8.000     11/15/2007        100,239
-----------------------------------------------------------------------------------------------------------
     100,000  Watervliet EHC                                          8.000     11/15/2008        100,239
-----------------------------------------------------------------------------------------------------------
     100,000  Watervliet EHC                                          8.000     11/15/2009        100,239
-----------------------------------------------------------------------------------------------------------
     170,000  Wayne County IDA (ARC)                                  7.250     03/01/2003        170,002
-----------------------------------------------------------------------------------------------------------
   2,925,000  Wayne County IDA (ARC)                                  8.375     03/01/2018      3,020,501
-----------------------------------------------------------------------------------------------------------
   1,870,000  Westchester County IDA (Beth Abraham Hospital)          8.375     12/01/2025      1,995,421
-----------------------------------------------------------------------------------------------------------
   1,162,800  Westchester County IDA (Clearview School)               9.375     01/01/2021      1,229,114
-----------------------------------------------------------------------------------------------------------
   2,000,000  Westchester County IDA (Hebrew Hospital Senior Hsg.)    7.375     07/01/2030      2,009,560
-----------------------------------------------------------------------------------------------------------
   2,220,000  Westchester County IDA (JBFS)                           6.750     12/15/2012      2,248,438
-----------------------------------------------------------------------------------------------------------
   1,560,000  Westchester County IDA (JDAM)                           6.750     04/01/2016      1,629,950
-----------------------------------------------------------------------------------------------------------
   3,250,000  Westchester County IDA (Lawrence Hospital)              5.000     01/01/2028      2,859,643
-----------------------------------------------------------------------------------------------------------
     800,000  Westchester County IDA (Lawrence Hospital)              5.125     01/01/2018        746,168
-----------------------------------------------------------------------------------------------------------
   1,275,000  Westchester County IDA
              (Living Independently for the Elderly)                  5.375     08/20/2021      1,268,791
-----------------------------------------------------------------------------------------------------------
   3,035,000  Westchester County IDA
              (Living Independently for the Elderly)                  5.400     08/20/2032      2,995,393
-----------------------------------------------------------------------------------------------------------
   1,725,000  Westchester County IDA (Rippowam-Cisqua School)         5.750     06/01/2029      1,668,817
-----------------------------------------------------------------------------------------------------------
      85,000  Westchester County IDA (Westchester Airport)            5.950     08/01/2024         85,026
-----------------------------------------------------------------------------------------------------------
   2,500,000  Westchester County IDA (Winward School)                 5.250     10/01/2031      2,407,000
-----------------------------------------------------------------------------------------------------------
  24,110,000  Westchester County Tobacco Asset Securitization Corp.   0.000(v)  07/15/2029     25,180,966
-----------------------------------------------------------------------------------------------------------
  76,375,000  Westchester County Tobacco Asset Securitization Corp.   0.000(v)  07/15/2039     53,189,078
-----------------------------------------------------------------------------------------------------------
   1,700,000  Yates County IDA (Keuka College)                        8.750     08/01/2015      1,841,627
-----------------------------------------------------------------------------------------------------------
     870,000  Yates County IDA (Keuka College)                        9.000     08/01/2011        897,536
-----------------------------------------------------------------------------------------------------------
   3,825,000  Yates County IDA (SSMH)                                 5.650     02/01/2039      3,888,457
-----------------------------------------------------------------------------------------------------------
  15,000,000  Yonkers IDA (Community Development Properties)          6.625     02/01/2026     15,768,150
-----------------------------------------------------------------------------------------------------------
   4,685,000  Yonkers IDA (Hudson Scenic Studio)                      6.625     11/01/2019      4,318,165
-----------------------------------------------------------------------------------------------------------
   1,590,000  Yonkers IDA (Philipsburgh Hall Associates)              7.500     11/01/2030      1,613,294
-----------------------------------------------------------------------------------------------------------
   2,500,000  Yonkers IDA (St. John's Riverside Hospital)             7.125     07/01/2031      2,564,050

                         33 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

    Principal                                                                                      Market Value
      Amount                                                              Coupon     Maturity        See Note 1
-----------------------------------------------------------------------------------------------------------------
 New York Continued

 $   390,000  Yonkers IDA (St. Joseph's Hospital)                          7.500%  12/30/2003     $     393,358
-----------------------------------------------------------------------------------------------------------------
   3,270,000  Yonkers IDA (St. Joseph's Hospital)                          8.500   12/30/2013         3,423,461
-----------------------------------------------------------------------------------------------------------------
   2,200,000  Yonkers IDA (St. Joseph's Hospital), Series 98-A             6.150   03/01/2015         1,726,252
-----------------------------------------------------------------------------------------------------------------
   2,100,000  Yonkers IDA (St. Joseph's Hospital), Series 98-B             6.150   03/01/2015         1,647,786
-----------------------------------------------------------------------------------------------------------------
   1,000,000  Yonkers IDA (St. Joseph's Hospital), Series 98-C             6.200   03/01/2020           748,880
-----------------------------------------------------------------------------------------------------------------
     135,000  Yonkers IDA (Westchester School)                             7.375   12/30/2003           136,017
-----------------------------------------------------------------------------------------------------------------
   3,375,000  Yonkers IDA (Westchester School)                             8.750   12/30/2023         3,592,114
-----------------------------------------------------------------------------------------------------------------
     800,000  Yonkers Parking Authority                                    6.000   06/15/2018           810,040
-----------------------------------------------------------------------------------------------------------------
   1,215,000  Yonkers Parking Authority                                    6.000   06/15/2024         1,218,864
-----------------------------------------------------------------------------------------------------------------
     420,000  Yonkers Parking Authority                                    7.750   12/01/2004           441,601
                                                                                                 ----------------
                                                                                                  5,073,109,814
-----------------------------------------------------------------------------------------------------------------
 Other States--4.5%

   1,045,000  Allegheny County, PA HDA
              (West Penn Allegheny Health System)                          9.250   11/15/2015         1,102,757
-----------------------------------------------------------------------------------------------------------------
  11,000,000  Allegheny County, PAHDA
              (West Penn Allegheny Health System)                          9.250   11/15/2022        11,569,580
-----------------------------------------------------------------------------------------------------------------
  51,900,000  Allegheny County, PAHDA
              (West Penn Allegheny Health System)                          9.250   11/15/2030        54,617,484
-----------------------------------------------------------------------------------------------------------------
  41,085,000  Alliance Airport Authority, TX (American Airlines)           7.500   12/01/2029        38,156,461
-----------------------------------------------------------------------------------------------------------------
   3,000,000  Ashland, KY Solid Waste (Ashland Oil)                        7.200   10/01/2020         3,063,300
-----------------------------------------------------------------------------------------------------------------
   6,900,000  Beauregard Parish, LA (Boise Cascade Corp.)                  7.750   06/01/2021         7,053,939
-----------------------------------------------------------------------------------------------------------------
      10,000  Burlington, KS Pollution Control
              (Kansas Gas & Electric Company)                              7.000   06/01/2031            10,325
-----------------------------------------------------------------------------------------------------------------
       5,000  CA EFA (Loyola University)                                   6.000   10/01/2014             5,020
-----------------------------------------------------------------------------------------------------------------
       5,000  CA Health Facilities Financing Authority
              (Santa Barbara Medical Foundation)                           7.000   07/01/2009             5,010
-----------------------------------------------------------------------------------------------------------------
   1,250,000  Chicago, IL O'Hare International Airport (American Airlines) 8.200   12/01/2024         1,252,350
-----------------------------------------------------------------------------------------------------------------
   4,890,000  Courtland, ALIDB (Champion International Corp.)              7.200   12/01/2013         5,078,069
-----------------------------------------------------------------------------------------------------------------
  27,330,000  Dallas-Fort Worth, TX International Airport
              (American Airlines)                                          7.250   11/01/2030        25,002,031
-----------------------------------------------------------------------------------------------------------------
  12,235,000  Dallas-Fort Worth, TX International Airport
              (Delta Air Lines)                                            7.125   11/01/2026        11,085,644
-----------------------------------------------------------------------------------------------------------------
       5,000  DE EDA (1st Mtg.), Series A                                  8.125   05/01/2012             5,140
-----------------------------------------------------------------------------------------------------------------
   4,200,000  Gulf Coast Waste Disposal Authority, TX
              (Champion International Corp.)                               7.375   10/01/2025         4,385,388
-----------------------------------------------------------------------------------------------------------------
       5,000  Harris County, TX Toll Road Senior Lien                      6.625   08/15/2017             5,018
-----------------------------------------------------------------------------------------------------------------
  12,985,000  Hillsborough County, FLAviation Authority (US Airways)       8.600   01/15/2022         7,223,296
-----------------------------------------------------------------------------------------------------------------
   4,335,000  IL DFA (Citizens Utilities Company)                          7.150   08/01/2020         4,336,214
-----------------------------------------------------------------------------------------------------------------
  30,190,000  IL DFA Pollution Control (Commonwealth Edison Corp.)         7.250   06/01/2011        30,836,972
-----------------------------------------------------------------------------------------------------------------
     110,000  Kenton County, KY Airport (Delta Air Lines)                  7.125   02/01/2021           102,681
-----------------------------------------------------------------------------------------------------------------
     100,000  Kenton County, KY Airport (Delta Air Lines)                  7.500   02/01/2012            97,677
-----------------------------------------------------------------------------------------------------------------
   8,000,000  Kenton County, KY Airport (Delta Air Lines)                  7.500   02/01/2020         7,731,120
-----------------------------------------------------------------------------------------------------------------
     825,000  MA H&E Facilities Authority (Beverly Hospital)               7.300   07/01/2013           840,304
-----------------------------------------------------------------------------------------------------------------
   1,200,000  Marshall County, WV Pollution Control
              (Ohio Power Company)                                         6.850   06/01/2022         1,232,688
-----------------------------------------------------------------------------------------------------------------
   1,735,000  McMinn County, TN IDB Pollution Control
              (Calhoun Newsprint)                                          7.625   03/01/2016         1,774,020

                         34 | ROCHESTER FUND MUNICIPALS

    Principal                                                                                          Market Value
      Amount                                                            Coupon       Maturity            See Note 1
---------------------------------------------------------------------------------------------------------------------
Other States Continued

$ 5,750,000  McMinn County, TN IDB Solid Waste
             (Calhoun Newsprint)                                         7.400%    12/01/2022            $6,013,005
---------------------------------------------------------------------------------------------------------------------
      5,000  MD Community Devel. Hsg. (People's Resource Center)         6.850     05/15/2033                 5,114
---------------------------------------------------------------------------------------------------------------------
  2,000,000  ME Finance Authority (Great Northern Paper)                 7.750     10/01/2022             2,091,040
---------------------------------------------------------------------------------------------------------------------
      5,000  MI Strategic Fund Limited Obligation (Ford Motor Company)   6.550     10/01/2022                 5,115
---------------------------------------------------------------------------------------------------------------------
      5,000  Montgomery County, MD HOC (Single Family Mtg.), Series B    6.625     07/01/2028                 5,091
---------------------------------------------------------------------------------------------------------------------
      5,000  Nassau County, FL Pollution Control (ITT Rayonier)          6.250     06/01/2010                 5,025
---------------------------------------------------------------------------------------------------------------------
  2,850,000  NH HE&H Facilities Authority (Catholic Medical Center)      8.250     07/01/2013             2,855,016
---------------------------------------------------------------------------------------------------------------------
     10,000  Northern CA Power Agency (California-Oregon Transmission)   6.000     05/01/2024                10,113
---------------------------------------------------------------------------------------------------------------------
    735,000  NV Hsg. Division (Single Family Mtg.), Series B             7.850     10/01/2010               754,478
---------------------------------------------------------------------------------------------------------------------
     10,000  OH Higher Educational Facility Commission (Kenyon College)  7.400     05/01/2007                10,270
---------------------------------------------------------------------------------------------------------------------
     50,000  OR State GO                                                 9.000     04/01/2007                50,874
---------------------------------------------------------------------------------------------------------------------
 10,000,000  Port Corpus Christi Authority, TX (Hoechst Celanese Corp.)  6.875     04/01/2017            10,267,500
---------------------------------------------------------------------------------------------------------------------
    190,000  Port Corpus Christi Authority, TX (Hoechst Celanese Corp.)  7.500     08/01/2012               194,309
---------------------------------------------------------------------------------------------------------------------
     20,000  Portsmouth, VA Redevelopment & Hsg. Authority (Holiday Inn) 7.375     05/15/2010                19,023
---------------------------------------------------------------------------------------------------------------------
     10,000  Radcliff, KY Sewer Revenue                                  6.600     12/01/2007                10,277
---------------------------------------------------------------------------------------------------------------------
  7,900,000  Richland County, SC Solid Waste (Union Camp Corp.)          6.750     05/01/2022             8,121,279
---------------------------------------------------------------------------------------------------------------------
  2,750,905  Robbins, IL Res Rec (Robbins Res Rec Partners)(a)           7.250     10/15/2009             2,156,710
---------------------------------------------------------------------------------------------------------------------
    100,000  Sartell, MN Pollution Control (Champion International Corp.)6.950     10/01/2012               102,936
---------------------------------------------------------------------------------------------------------------------
     10,000  SC Resource Authority Local Government Program              7.250     06/01/2020                10,194
---------------------------------------------------------------------------------------------------------------------
      5,000  Southern CA Public Power Authority                          6.000     07/01/2018                 5,004
---------------------------------------------------------------------------------------------------------------------
  3,500,000  St. Charles Parish, LA (Louisiana Power & Light Company)    7.500     06/01/2021             3,577,350
---------------------------------------------------------------------------------------------------------------------
  1,145,000  VT Educational & Health BFA (St. Johnsbury Academy)         7.150     04/15/2014             1,183,964
---------------------------------------------------------------------------------------------------------------------
     20,000  York, PA Hsg. Corp., Series A                               6.875     11/01/2009                20,251
                                                                                                         ------------
                                                                                                        254,046,426
---------------------------------------------------------------------------------------------------------------------
U.S. Possessions--7.6%(e)
    400,000  American Samoa Power Authority                              6.900     09/01/2002               411,556
---------------------------------------------------------------------------------------------------------------------
    500,000  American Samoa Power Authority                              6.950     09/01/2003               529,620
---------------------------------------------------------------------------------------------------------------------
    500,000  American Samoa Power Authority                              7.000     09/01/2004               540,245
---------------------------------------------------------------------------------------------------------------------
    800,000  American Samoa Power Authority                              7.200     09/01/2002               824,680
---------------------------------------------------------------------------------------------------------------------
  4,225,000  Guam Airport Authority, Series A                            6.500     10/01/2023             4,314,359
---------------------------------------------------------------------------------------------------------------------
  3,675,000  Guam Airport Authority, Series B                            6.600     10/01/2010             3,779,738
---------------------------------------------------------------------------------------------------------------------
 65,750,000  Guam Airport Authority, Series B                            6.700     10/01/2023            67,711,323
---------------------------------------------------------------------------------------------------------------------
  2,995,000  Guam EDA (Harmon Village Apartments)(a,b,d)                 9.375     11/01/2018             1,126,120
---------------------------------------------------------------------------------------------------------------------
  2,500,000  Guam EDA (Royal Socio Apartments)                           9.500     11/01/2018             2,515,700
---------------------------------------------------------------------------------------------------------------------
  4,980,000  Guam GO, Series A                                           5.400     11/15/2018             4,897,979
---------------------------------------------------------------------------------------------------------------------
  1,000,000  Northern Mariana Islands, Series A                          6.000     06/01/2020             1,026,160
---------------------------------------------------------------------------------------------------------------------
  4,860,000  Northern Mariana Islands, Series A                          6.250     03/15/2028             4,794,730
---------------------------------------------------------------------------------------------------------------------
 10,000,000  Northern Mariana Islands, Series A                          7.375     06/01/2030            10,100,000
---------------------------------------------------------------------------------------------------------------------
    451,111  Puerto Rico Dept. of Corrections Equipment Lease(a)         8.000     04/17/2003               451,017
---------------------------------------------------------------------------------------------------------------------
    450,128  Puerto Rico Family Dept. Furniture Lease(a)                 8.000     08/18/2003               450,899
---------------------------------------------------------------------------------------------------------------------
  1,800,988  Puerto Rico Family Dept. Furniture Lease(a,d)              12.725     08/12/2003             1,878,504
---------------------------------------------------------------------------------------------------------------------
  1,600,000  Puerto Rico GO RITES(a)                                     9.235(f)  07/01/2022(p)          1,680,000
---------------------------------------------------------------------------------------------------------------------
  1,000,000  Puerto Rico GO YCN(a)                                      10.020(f)  07/01/2015(p)          1,073,420
---------------------------------------------------------------------------------------------------------------------
  4,346,786  Puerto Rico Health Dept. Computer Lease(a)                  7.438     03/26/2003             4,330,878

                         35 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
-------------------------------------------------------------------------------

    Principal                                                                                          Market Value
      Amount                                                            Coupon       Maturity            See Note 1
---------------------------------------------------------------------------------------------------------------------
U.S. Possessions Continued

$   750,000  Puerto Rico HFA (Affordable Hsg.)                           6.250%    04/01/2029            $  773,550
---------------------------------------------------------------------------------------------------------------------
  2,225,000  Puerto Rico HFC                                             5.500     12/01/2023             2,247,695
---------------------------------------------------------------------------------------------------------------------
     10,000  Puerto Rico HFC                                             7.300     10/01/2006                10,068
---------------------------------------------------------------------------------------------------------------------
    200,000  Puerto Rico HFC                                             7.500     10/01/2015               207,842
---------------------------------------------------------------------------------------------------------------------
  4,960,000  Puerto Rico HFC                                             7.500     04/01/2022             5,154,482
---------------------------------------------------------------------------------------------------------------------
    185,000  Puerto Rico IMEPCF (Instituto Medico)                       9.500     04/01/2003               186,881
---------------------------------------------------------------------------------------------------------------------
    300,403  Puerto Rico Industrial Commission Computer Lease(a)         8.000     03/26/2003               300,494
---------------------------------------------------------------------------------------------------------------------
  1,215,000  Puerto Rico Infrastructure                                  7.500     07/01/2009             1,232,861
---------------------------------------------------------------------------------------------------------------------
    660,000  Puerto Rico Infrastructure                                  7.750     07/01/2008               669,702
---------------------------------------------------------------------------------------------------------------------
    165,000  Puerto Rico Infrastructure                                  7.900     07/01/2007               167,426
---------------------------------------------------------------------------------------------------------------------
  2,500,000  Puerto Rico ITEMECF (Ana G. Mendez University)              5.375     02/01/2029             2,354,000
---------------------------------------------------------------------------------------------------------------------
 42,800,000  Puerto Rico ITEMECF (Cogeneration Facilities)               6.625     06/01/2026            46,128,128
---------------------------------------------------------------------------------------------------------------------
  3,840,000  Puerto Rico ITEMECF (Mennonite General Hospital)            5.625     07/01/2017             3,490,445
---------------------------------------------------------------------------------------------------------------------
    985,000  Puerto Rico ITEMECF (Mennonite General Hospital)            5.625     07/01/2027               838,383
---------------------------------------------------------------------------------------------------------------------
  8,735,000  Puerto Rico ITEMECF (Mennonite General Hospital)            6.500     07/01/2018             8,691,325
---------------------------------------------------------------------------------------------------------------------
 12,240,000  Puerto Rico ITEMECF (Mennonite General Hospital)            6.500     07/01/2026            11,706,826
---------------------------------------------------------------------------------------------------------------------
     80,000  Puerto Rico ITEMECF (Polytech University)                   5.500     08/01/2024                73,785
---------------------------------------------------------------------------------------------------------------------
      5,000  Puerto Rico ITEMECF (Polytech University)                   5.700     08/01/2013                 4,962
---------------------------------------------------------------------------------------------------------------------
    940,000  Puerto Rico ITEMECF (Polytech University)                   6.500     08/01/2024               972,768
---------------------------------------------------------------------------------------------------------------------
    750,000  Puerto Rico ITEMECF (Ryder Memorial Hospital)               6.400     05/01/2009               771,195
---------------------------------------------------------------------------------------------------------------------
  2,425,000  Puerto Rico ITEMECF (Ryder Memorial Hospital)               6.600     05/01/2014             2,386,637
---------------------------------------------------------------------------------------------------------------------
  5,250,000  Puerto Rico ITEMECF (Ryder Memorial Hospital)               6.700     05/01/2024             5,118,960
---------------------------------------------------------------------------------------------------------------------
  7,000,000  Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals) 5.750     06/01/2029             5,946,500
---------------------------------------------------------------------------------------------------------------------
  8,000,000  Puerto Rico ITEMECF (University of the Sacred Heart)        5.250     09/01/2031             7,691,520
---------------------------------------------------------------------------------------------------------------------
     91,649  Puerto Rico Medical Services Equipment Lease(a)             7.300     02/27/2003                91,355
---------------------------------------------------------------------------------------------------------------------
    259,124  Puerto Rico Medical Services Ventilator Lease(a,d)          7.500     04/01/2003               258,632
---------------------------------------------------------------------------------------------------------------------
 32,470,000  Puerto Rico Port Authority (American Airlines)              6.250     06/01/2026            26,678,326
---------------------------------------------------------------------------------------------------------------------
 12,470,000  Puerto Rico Port Authority (American Airlines)              6.300     06/01/2023            10,412,699
---------------------------------------------------------------------------------------------------------------------
  9,641,261  Puerto Rico Public Buildings Authority Computer Lease(a)    6.528     05/01/2004             9,534,436
---------------------------------------------------------------------------------------------------------------------
  7,500,000  Puerto Rico Public Finance Corp., Series E(w)               5.700     08/01/2025             7,550,250
---------------------------------------------------------------------------------------------------------------------
 45,000,000  Puerto Rico Public Finance Corp., Series E(w)               5.750     08/01/2030            45,262,800
---------------------------------------------------------------------------------------------------------------------
    870,873  Puerto Rico Rio Grande Computer Lease(a,b,d)                8.000     09/02/2003               772,901
---------------------------------------------------------------------------------------------------------------------
  2,247,808  Puerto Rico Rio Grande Equipment Lease(a,b,d)               8.800     10/13/2003             1,996,054
---------------------------------------------------------------------------------------------------------------------
    142,663  Puerto Rico Rio Grande Vehicle Lease(a,b,d)                 9.000     01/23/2003               126,614
---------------------------------------------------------------------------------------------------------------------
    391,762  Puerto Rico San Sebastian Garage Lease(a)                  10.000     09/16/2005               408,679
---------------------------------------------------------------------------------------------------------------------
    191,140  Puerto Rico State Courts Vehicle Leasea(a)                  8.000     03/26/2003               191,752
---------------------------------------------------------------------------------------------------------------------
  2,000,000  University of V.I.                                          6.250     12/01/2029             2,111,020
---------------------------------------------------------------------------------------------------------------------
    770,000  University of V.I.                                          7.250     10/01/2004(p)            858,519
---------------------------------------------------------------------------------------------------------------------
  3,570,000  University of V.I.                                          7.700     10/01/2019(p)          4,094,790
---------------------------------------------------------------------------------------------------------------------
  5,175,000  University of V.I.                                          7.750     10/01/2024(p)          5,942,504
---------------------------------------------------------------------------------------------------------------------
     60,000  V.I. HFA                                                    6.450     03/01/2016                61,816
---------------------------------------------------------------------------------------------------------------------
 10,000,000  V.I. Public Finance Authority                               5.500     10/01/2015            10,127,200
---------------------------------------------------------------------------------------------------------------------
  1,000,000  V.I. Public Finance Authority                               5.500     10/01/2018             1,002,320
---------------------------------------------------------------------------------------------------------------------
 16,220,000  V.I. Public Finance Authority                               5.500     10/01/2022            16,069,965
---------------------------------------------------------------------------------------------------------------------
  7,500,000  V.I. Public Finance Authority                               5.625     10/01/2025             7,512,075

                         36 | ROCHESTER FUND MUNICIPALS

    Principal                                                                                          Market Value
      Amount                                                            Coupon       Maturity            See Note 1
---------------------------------------------------------------------------------------------------------------------
U.S. Possessions Continued
$ 1,595,000  V.I. Public Finance Authority                              5.750%     10/01/2013        $    1,574,090
---------------------------------------------------------------------------------------------------------------------
 11,415,000  V.I. Public Finance Authority                              5.875      10/01/2018            11,222,886
---------------------------------------------------------------------------------------------------------------------
  6,830,000  V.I. Public Finance Authority                              6.000      10/01/2022             6,729,667
---------------------------------------------------------------------------------------------------------------------
 13,955,000  V.I. Public Finance Authority                              6.125      10/01/2029            14,631,818
---------------------------------------------------------------------------------------------------------------------
  9,250,000  V.I. Public Finance Authority                              6.500      10/01/2024             9,900,275
---------------------------------------------------------------------------------------------------------------------
    730,000  V.I. Public Finance Authority                              7.125      10/01/2004(p)            784,020
---------------------------------------------------------------------------------------------------------------------
  9,915,000  V.I. Public Finance Authority Computer Lease(a)            6.250      01/01/2005            10,202,139
---------------------------------------------------------------------------------------------------------------------
     75,000  V.I. Water & Power Authority                               5.300      07/01/2018                71,843
---------------------------------------------------------------------------------------------------------------------
  3,515,000  V.I. Water & Power Authority                               5.300      07/01/2021             3,316,438
---------------------------------------------------------------------------------------------------------------------
  2,500,000  V.I. Water & Power Authority                               5.500      07/01/2017             2,422,750
                                                                                                     ----------------
                                                                                                        431,483,996
---------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $5,775,924,154)--101.5%                                              5,758,640,236
---------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets--(1.5%)                                                            (87,780,372)
                                                                                                     ----------------
Net Assets--100.0%                                                                                    $5,670,859,864
                                                                                                     ================

Footnotes to Statement of Investments

a. Illiquid security--See Note 5 of Notes to Financial Statements.
b. Non-income-accruing security.
c. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,314,569, or 0.04%
   of the Fund's net assets as of December 31, 2001.
d. Issuer is in default.
e. All income earned on securities categorized as U.S. Possessions is exempt from federal, New York State and New York City income taxes for the year ended December 31, 2001.
f. Represents the current interest rate for a variable rate bond known as an
   "inverse floater"-See Note 1 of Notes to Financial Statements.
p. This issue has been prerefunded to an earlier date.
v. Represents the current interest rate for a variable or increasing rate security.
w. When-issued security or forward purchase commitment to be delivered and settled after December 31, 2001.

As of December 31, 2001, securities subject to the alternative minimum tax amount to $1,750,343,256 or 30.9% of the Fund's net assets.

See accompanying Notes to Financial Statements.

                         37 | ROCHESTER FUND MUNICIPALS

FOOTNOTES TO STATEMENT OF INVESTMENTS  Continued
===============================================================================
Portfolio Abbreviations  December 31, 2001

To simplify the listing of securities in the Statement of Investments, abbreviations are used per the table below:

ACDS      Association for Children with Down Syndrome           IVRC     Inverse Variable Rate Certificate
ACLD      Adults and Children with Learning and                 JBFS     Jewish Board of Family Services
          Developmental Disabilities                            JCC      Jewish Community Center
ADD       Aid to the DevelopmentallyDisabled                    JDAM     Julia Dyckman Andrus Memorial
ALIA      Alliance of Long Island Agencies                      L.I.     Long Island
ARC       Association of Retarded Citizens                      LEVRRS   Leveraged Reverse Rate Security
ASMF      Amsterdam Sludge Management Facility                  LGAC     Local Government Assistance Corporation
BFA       Buildings Financing Agency                            LGSC     Local Government Services Corporation
BID       Business Improvement District                         LILCO    Long Island Lighting Corporation
CAB       Capital Appreciation Bond                             LRRHCF   Loretto Rest Residential Health Care Facility
CARS      Complimentary Auction Rate Security                   LVH      Little Village House
CCSSVD    Central Council of the Society of St. Vincent dePaul  MCH      Maryhaven Center of Hope
CFGA      Child and FamilyGuidance Association                  MSH      Mount Sinai Hospital
CNGCS     Central Nassau Guidance and Counseling Services       MTA      Metropolitan Transportation Authority
Con Ed    Consolidated Edison Company                           NH&HC    Nursing Home and Health Care
COP       Certificates of Participation                         NIMO     Niagara Mohawk Power Corporation
CSD       Central School District                               NYC      New York City
CSMR      Community Services for the Mentally Retarded          NYS      New York State
DA        Dormitory Authority                                   NYSEG    New York State Electric and Gas
DDI       Developmental Disabilities Institute                  NYU      New York University
DFA       Development Finance Authority                         OBPWC    Ocean Bay Park Water Corporation
DIAMONDS  Direct Investment of Accrued Municipals               PRFF     Puerto Rican Family Foundation
EDA       Economic Development Authority                        Res Rec  Resource Recovery Facility
EFA       Educational Facilities Authority                      RG&E     Rochester Gas and Electric
EFC       Environmental Facilities Corporation                  RIBS     Residual Interest Bonds
EHC       Elderly Housing Corporation                           RIT      Rochester Institute of Technology
EHL       Engine Hook and Ladder                                RITES    Residual Interest Tax Exempt Security
ERDA      Energy Research and Development Authority             SCHC     Senior Citizen Housing Corporation
FHA       Federal Housing Authority                             SCSB     Schuyler Community Services Board
FREE      Family Residences and Essential Enterprises           SLCD     School for Language and Communication
GJSR      Gurwin Jewish Senior Residences                                Development
GO        General Obligation                                    SMCFS    St. Mary's Children and Family Services
HDA       Hospital Development Authority                        SONYMA   State of New York Mortgage Agency
HDC       Housing Development Corporation                       SSMH     Soldiers and Sailors Memorial Hospital
H&E       Health and Educational                                SUNY     State University of NewYork
HE&H      Higher Educational and Health                         SWMA     Solid Waste Management Authority
HELP      Homeless Economic Loan Program                        TASC     Tobacco Settlement Asset-Backed Bonds
HFA       Housing Finance Agency                                TFA      Transitional Finance Authority
HFC       Housing Finance Corporation                           TFABs    Tobacco Flexible Amortization Bonds
HJDOI     Hospital for Joint Diseases Orthopaedic Institute     UCPAGS   United Cerebral PalsyAssociation of
HOC       Housing Opportunities Commission                               Greater Suffolk
IDA       Industrial Development Agency                         UCP/HCA  United Cerebral Palsy and Handicapped
IDB       Industrial Development Board                                   Children's Association
IFA       Interim Finance Authority                             UDC      Urban Development Corporation
IGHL      Independent Group Home for Living                     V.I.     United States Virgin Islands
IMEPCF    Industrial, Medical and Environmental Pollution       WORCA    Working Organization for Retarded
          Control Facilities                                             Children and Adults
INFLOS    Inverse Floating Rate Securities                      WWH      Wyandach/Wheatley Heights
IRS       Inverse Rate Security                                 YCN      Yield Curve Note
ITEMECF   Industrial, Tourist, Educational, Medical and         YCR      Yield Curve Receipt
          Environmental Community Facilities                    YMCA     Young Men's Christian Association

                         38 | ROCHESTER FUND MUNICIPALS

================================================================================
Industry Concentrations  December 31,2001

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

Industry                                                      Market Value   Percent
------------------------------------------------------------------------------------
Hospital/Healthcare                                         $  890,031,941     15.5%
Special Assessment                                             597,701,841     10.4
Electric Utilities                                             575,858,305     10.0
Marine/Aviation Facilities                                     453,504,700      7.9
Water Utilities                                                443,301,073      7.7
Multifamily Housing                                            387,889,486      6.7
Adult Living Facilities                                        303,950,448      5.3
Manufacturing, Non-Durable Goods                               269,801,324      4.7
Municipal Leases                                               244,917,253      4.3
Higher Education                                               219,569,757      3.8
Nonprofit Organization                                         207,287,735      3.6
Single Family Housing                                          204,793,961      3.6
Resource Recovery                                              180,244,233      3.1
Sales Tax Revenue                                              174,672,670      3.0
General Obligation                                             149,158,296      2.6
Manufacturing, Durable Goods                                   130,453,575      2.3
Highways/Railways                                              130,197,599      2.3
Education                                                       81,664,627      1.4
Pollution Control                                               60,041,568      1.0
Parking Fee Revenue                                             30,884,457      0.5
Gas Utilities                                                   21,934,787      0.3
Sewer Utilities                                                    780,600      0.0
                                                            ------------------------
                                                            $5,758,640,236    100.0%
                                                            ========================

===============================================================================
Summary of Ratings December 31,2001 / Unaudited

Distribution of investments by rating category, as a percentage of total investments at value, is as follows:

Ratings                                                                     Percent
------------------------------------------------------------------------------------
AAA                                                                            15.8%
AA                                                                             18.9
A                                                                              19.9
BBB                                                                            22.0
BB                                                                              4.6
B                                                                               2.0
CCC                                                                             0.1
CC                                                                              0.0
C                                                                               0.0
Not Rated                                                                      16.7
                                                                             -------
                                                                              100.0%
                                                                             =======

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated"
category.

                         39 | ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2001

=======================================================================================================
Assets

Investments, at value (cost $5,775,924,154)--see accompanying statement                  $5,758,640,236
-------------------------------------------------------------------------------------------------------
Cash                                                                                          1,017,590
-------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                     91,865,341
Investments sold                                                                             18,382,381
Shares of beneficial interest sold                                                           16,263,473
Other                                                                                         1,337,157
                                                                                         --------------
Total assets                                                                              5,887,506,178

=======================================================================================================
Liabilities

Payables and other liabilities:
Investments purchased (including $119,823,977 purchased
on a when-issued or forward commitment basis)                                               126,424,679
Note payable to bank (interest rate 2.3125% at December 31,2001)                             77,000,000
Shares of beneficial interest redeemed                                                       11,837,742
Trustees'compensation                                                                           863,518
Shareholder reports                                                                             193,606
Other                                                                                           326,769
                                                                                         ==============
Total liabilities                                                                           216,646,314

=======================================================================================================
Net Assets                                                                               $5,670,859,864
                                                                                         ==============

=======================================================================================================
Composition Of Net Assets

Paid-in capital                                                                          $5,835,338,725
-------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                         7,088,010
-------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment transactions                            (154,282,953)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments                                   (17,283,918)
                                                                                         --------------
Net Assets                                                                               $5,670,859,864
                                                                                         ==============
=======================================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$4,072,929,620 and 232,483,740 shares of beneficial interest outstanding)                       $ 17.52
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                                     $ 18.39
-------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,157,187,157
and 66,097,329 shares of beneficial interest outstanding)                                       $ 17.51
-------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $428,569,170
and 24,488,157 shares of beneficial interest outstanding)                                       $ 17.50
-------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $12,173,917 and 694,944 shares of beneficial interest outstanding)                $ 17.52

See accompanying Notes to Financial Statements.

                         40 | ROCHESTER FUND MUNICIPALS

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2001

====================================================================================================================
Investment Income

Interest                                                                                               $351,456,286

====================================================================================================================
Expenses

Management fees                                                                                          24,490,985
--------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                                   5,749,303
Class B                                                                                                   9,964,784
Class C                                                                                                   3,556,016
--------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                                   1,615,373
Class B                                                                                                     444,261
Class C                                                                                                     145,459
Class Y                                                                                                      10,242
--------------------------------------------------------------------------------------------------------------------
Accounting service fees                                                                                   1,579,738
--------------------------------------------------------------------------------------------------------------------
Interest expense                                                                                            999,329
--------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                 386,350
--------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                         321,176
--------------------------------------------------------------------------------------------------------------------
Other                                                                                                       329,075
                                                                                                        ------------
Total expenses                                                                                           49,592,091
Less reduction to custodian expenses                                                                       (131,235)
                                                                                                        ------------
Net expenses                                                                                             49,460,856

====================================================================================================================
Net Investment Income                                                                                   301,995,430

====================================================================================================================
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on investments                                                                   6,259,805
--------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments                                     (72,326,254)
                                                                                                        ------------
Net realized and unrealized gain (loss)                                                                 (66,066,449)

====================================================================================================================
Net Increase in Net Assets Resulting from Operations                                                   $235,928,981
                                                                                                       =============

See accompanying Notes to Financial Statements.

                         41 | ROCHESTER FUND MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,                                                                                     2001             2000
==================================================================================================================================
Operations

Net investment income (loss)                                                                      $  301,995,430   $  251,810,617
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                               6,259,805      (50,141,298)
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                                 (72,326,254)     279,493,295
                                                                                                  ================================
Net increase (decrease) in net assets resulting from operations                                      235,928,981      481,162,614

==================================================================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                                                             (227,307,655)    (204,256,245)
Class B                                                                                              (49,388,897)     (37,184,624)
Class C                                                                                              (17,568,908)     (11,798,934)
Class Y                                                                                                 (737,793)        (419,543)

==================================================================================================================================
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                                              577,995,182       70,565,357
Class B                                                                                              367,588,703       91,085,731
Class C                                                                                              174,807,039       27,352,830
Class Y                                                                                                1,572,367       10,234,516

==================================================================================================================================
Net Assets

Total increase                                                                                     1,062,889,019      426,741,702
----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                4,607,970,845    4,181,229,143
                                                                                                  --------------------------------
End of period [including undistributed (overdistributed) net investment
income of $7,088,010 and 95,833, respectively]                                                    $5,670,859,864   $4,607,970,845
                                                                                                  ===============================

See accompanying Notes to Financial Statements.

                         42 | ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS

Class A        Year Ended December 31,                                             2001     2000     1999      1998      1997
==================================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                                              $17.67   $16.78   $18.81    $18.67    $18.00
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                               1.06     1.04     1.04      1.04      1.10(1)
Net realized and unrealized gain (loss)                                             (.17)     .89    (2.03)      .15       .67
                                                                                  ------------------------------------------------
Total income (loss) from investment operations                                       .89     1.93     (.99)     1.19      1.77
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                               (1.04)   (1.04)   (1.04)    (1.04)    (1.10)
Undistributed net investment income--prior year                                         -       -        -      (.01)        -
                                                                                  ------------------------------------------------
Total dividends and/or distributions to shareholders                               (1.04)   (1.04)   (1.04)    (1.05)    (1.10)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $17.52   $17.67   $16.78    $18.81    $18.67
                                                                                  ================================================

==================================================================================================================================
Total Return, at Net Asset Value(2)                                                 5.14%   11.93%  (5.51)%     6.52%    10.20%

==================================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)                                           $4,073   $3,536   $3,288    $3,435    $2,848
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                                  $3,893   $3,341   $3,559    $3,161    $2,539
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                                               5.97%    6.07%    5.78%     5.50%     5.96%
Expenses                                                                            0.72%    0.78%    0.77%     0.78%(4)  0.76%
Expenses, net of interest expense and reduction
to custodian expense(5)                                                             0.70%    0.74%    0.73%     0.75%     0.74%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                               11%      26%      30%       25%        5%

1. Based on average shares outstanding for the period.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offring), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
3. Annualized or periods of less than one full year.
4. Expense ratio has been calculated without adjustment or the reduction to custodian expenses.
5. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                         43 | ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS  Continued

Class B            Year Ended December 31,                                        2001     2000     1999      1998      1997(1)
=================================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                                            $17.66   $16.77   $18.79    $18.65    $17.89
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                              .91      .89      .89       .89       .74(2)
Net realized and unrealized gain (loss)                                           (.17)     .90    (2.03)      .14       .76
                                                                                -------------------------------------------------
Total income (loss) from investment operations                                     .74     1.79    (1.14)     1.03      1.50
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                              (.89)    (.90)    (.88)     (.89)     (.74)
Undistributed net investment income--prior year                                      -        -        -         -         -
                                                                                -------------------------------------------------
Total dividends and/or distributions to shareholders                              (.89)    (.90)    (.88)     (.89)     (.74)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $17.51   $17.66   $16.77    $18.79    $18.65
                                                                                =================================================

=================================================================================================================================
Total Return, at Net Asset Value(3)                                               4.25%   10.98%   (6.27)%    5.61%     8.74%

=================================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)                                         $1,157   $  803   $  673    $  494    $  172
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                                $  997   $  711   $  635    $  329    $   76
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                                             5.10%    5.19%     4.91%    4.57%     4.91%
Expenses                                                                          1.58%    1.65%     1.64%    1.64%(5)  1.59%
Expenses, net of interest expense and reduction
to custodian expense(6)                                                           1.56%    1.60%     1.59%     1.61%     1.58%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                             11%      26%       30%       25%        5%

1. For the period rom March 17, 1997 (inception of offering)to December 31,
1997.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
4. Annualized or periods of less than one full year.
5. Expense ratio has been calculated without adjustment or the reduction to custodian expenses.
6. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                         44 | ROCHESTER FUND MUNICIPALS

Class C             Year Ended December 31,                  2001      2000      1999       1998       1997(1)
==============================================================================================================
Per Share Operating Data

Net asset value, beginning of period                       $17.66    $16.76    $18.79     $18.66     $17.89
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .91       .89       .89        .89        .74(2)
Net realized and unrealized gain (loss)                      (.18)      .91     (2.04)       .13        .77
                                                           ---------------------------------------------------
Total income (loss) from investment operations                .73      1.80     (1.15)      1.02       1.51
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.89)     (.90)     (.88)      (.89)      (.74)
--------------------------------------------------------------------------------------------------------------
Undistributed net investment income--prior year                --        --        --         --         --
                                                           ---------------------------------------------------
Total dividends and/or distributions to shareholders         (.89)     (.90)     (.88)      (.89)      (.74)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $17.50    $17.66    $16.76     $18.79     $18.66
                                                           ===================================================

==============================================================================================================
Total Return, at Net Asset Value(3)                          4.19%    11.06%    (6.32)%     5.56%      8.80%

==============================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)                    $  429    $  259    $  220     $  174     $   49
--------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                           $  356    $  225    $  221     $  111     $   21
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                        5.09%     5.20%     4.92%      4.57%      4.92%
Expenses                                                     1.57%     1.63%     1.63%      1.63%(5)   1.58%
Expenses, net of interest expense and reduction
to custodian expense(6)                                      1.55%     1.59%     1.58%      1.59%      1.56%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        11%       26%       30%        25%         5%

1. For the period from March 17, 1997 (inception of offering) to December 31,
1997.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
6. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                         45 | ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS  Continued

Class Y              Year Ended December 31,                                           2001         2000(1)
==============================================================================================================
Per Share Operating Data

Net asset value, beginning of period                                                $ 17.67          $16.88
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                  1.08             .70
Net realized and unrealized gain (loss)                                                (.17)            .78
                                                                                    --------------------------
Total income (loss) from investment operations                                          .91            1.48
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                  (1.06)           (.69)
Undistributed net investment income-prior year                                           --              --
                                                                                    --------------------------
Total dividends and/or distributions to shareholders                                  (1.06)           (.69)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $17.52          $17.67
                                                                                    =========================

==============================================================================================================
Total Return, At Net Asset Value(2)                                                    5.25%           8.97%

==============================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)                                                $12             $11
--------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                                       $12             $10
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                                                  6.08%           6.07%
Expenses                                                                               0.62%           0.68%
Expenses, net of interest expense and reduction
to custodian expense(4)                                                                0.60%           0.64%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                  11%             26%

1. For the period from April 28, 2000 (inception of offering) to December 31,
2000.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                         46 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. Significant Accounting Policies
Rochester Fund Municipals (the Fund) is registered under the Investment Company
Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. The
Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a frontend sales charge. Class B and Class C shares are sold without a frontend sales charge but may be subject to a contingent deferred sales charge (CDSC).
Class Y shares are sold to certain institutional investors without either a frontend sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealersupplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
-------------------------------------------------------------------------------
Securities Purchased on a When-Issued or Forward Commitment Basis. Delivery and
payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the
Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more after trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments.
These transactions may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. As of December 31, 2001, the Fund had entered into outstanding net when-issued or forward commitment transactions of $119,823,977.

                         47 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued

===============================================================================
1. Significant Accounting Policies Continued
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The
Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $539,004,855 as of December 31, 2001.
Including the effect of leverage, inverse floaters represent 15.67% of the
Fund's total assets as of December 31, 2001.
-------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2001, securities with an aggregate market value of $33,903,220, representing 0.60% of the Fund's net assets, were in default.
   There are certain risks arising from geographic concentration in any state.
Certain revenue or tax-related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
-------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
-------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of December 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

      Expiring
      ------------------------------------------------------------------
      2002                                                  $ 37,696,399
      ------------------------------------------------------------------
      2003                                                    10,726,285
      ------------------------------------------------------------------
      2004                                                     3,560,645
      ------------------------------------------------------------------
      2005                                                     5,760,047
      ------------------------------------------------------------------
      2006                                                     4,332,921
      ------------------------------------------------------------------
      2007                                                    41,458,446
      ------------------------------------------------------------------
      2008                                                    48,591,026
                                                            ------------
      Total capital loss carryover                          $152,125,769
                                                            ============

   During the fiscal year ended December 31, 2001, the Fund utilized $6,551,888 of capital loss carryover to offset capital gains realized in the current fiscal year.

                         48 | ROCHESTER FUND MUNICIPALS

-------------------------------------------------------------------------------
Trustees' Compensation. In June 1998, the Fund adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 2001, the Fund's projected benefit obligations were decreased by $418,462 and payments of $11,116 were made to retired trustees, resulting in an accumulated liability of $518,095 as of December 31, 2001.
   In January 1995, the then existing Board of Trustees of the Fund adopted an unfunded retirement plan for its independent trustees. The retirement plan, as amended and restated in October 1995, provides that no independent trustee of the Fund who is elected after September 1995 may be eligible to receive benefits thereunder. Upon retirement, eligible trustees receive annual payments based upon their years of service. In connection with the sale of certain assets of Rochester Capital Advisors, L.P. (the Fund's former investment advisor) to the Manager, all but one of the existing independent trustees retired effective January 4, 1996. During the year ended December 31, 2001, payments of $67,500 were made to retired trustees. As of December 31, 2001, the
Fund had recognized an accumulated liability of $313,875.
   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund.
Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
-------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
-------------------------------------------------------------------------------
Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
-------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
-------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                         49 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
===============================================================================
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                           Year Ended December 31,2001      Year Ended December 31,2000(1)
                                                                Shares          Amount            Shares           Amount
---------------------------------------------------------------------------------------------------------------------------
Class A
Sold                                                        53,000,765   $ 943,692,565        31,899,886   $  542,962,067
Dividends and/or distributions reinvested                    6,676,206     118,599,440         6,265,920      106,864,689
Redeemed                                                   (27,245,218)   (484,296,823)      (34,091,736)    (579,261,399)
                                                           ----------------------------------------------------------------
Net increase (decrease)                                     32,431,753   $ 577,995,182         4,074,070   $   70,565,357
                                                           ================================================================
---------------------------------------------------------------------------------------------------------------------------
Class B
Sold                                                        23,916,274   $ 425,551,014        11,126,853   $  189,927,814
Dividends and/or distributions reinvested                    1,656,577      29,408,447         1,314,492       22,407,086
Redeemed                                                    (4,914,828)    (87,370,758)       (7,161,143)    (121,249,169)
                                                           ----------------------------------------------------------------
Net increase (decrease)                                     20,658,023   $ 367,588,703         5,280,202   $   91,085,731
                                                           ================================================================
---------------------------------------------------------------------------------------------------------------------------
Class C
Sold                                                        11,747,789   $ 209,106,320         4,529,943    $  77,476,694
Dividends and/or distributions reinvested                      649,451      11,524,802           458,909        7,819,079
Redeemed                                                    (2,582,206)    (45,824,083)       (3,425,758)     (57,942,943)
                                                           ----------------------------------------------------------------
Net increase (decrease)                                      9,815,034   $ 174,807,039         1,563,094   $   27,352,830
                                                           ================================================================

---------------------------------------------------------------------------------------------------------------------------
Class Y
Sold                                                            88,634   $   1,572,367           606,310    $  10,234,516
Dividends and/or distributions reinvested                           --              --                --               --
Redeemed                                                            --              --                --               --
                                                           ----------------------------------------------------------------
Net increase (decrease)                                         88,634   $   1,572,367           606,310   $   10,234,516
                                                           ================================================================

1. For the year ended December 31, 2000, for Class A, B and C shares and for the period from April 28, 2000 (inception of offering) to December 31, 2000, for Class Y shares.

===============================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2001, were
$1,820,009,838 and $599,086,303, respectively.

As of December 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $5,778,081,337 was:

         Gross unrealized appreciation                           $ 183,729,533
         Gross unrealized depreciation                            (203,170,634)
                                                                 -------------
         Net unrealized appreciation (depreciation)              $ (19,441,101)
                                                                 =============

                         50 | ROCHESTER FUND MUNICIPALS

===============================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of
0.54% of the first $100 million of average daily net assets, 0.52% on the next
$150 million, 0.47% on the next $1.75 billion of average daily net assets,
0.46% on the next $3 billion, and 0.45% of average daily net assets over $5 billion. The Fund's management fee for the year ended December 31, 2001, was
$24,490,985, or 0.47% of average annual net assets for each class of shares.
-------------------------------------------------------------------------------
Accounting Fees. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund, which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets. During the year ended December 31, 2001, the Fund paid $1,579,738 to the Manager for accounting and pricing services.
-------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager, acts as the transfer and shareholder servicing agent for the Fund. The
Fund pays OFS an agreed upon per account fee. Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and
$10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum for Class Y shares, effective January 1, 2001, and for all other classes, 0.35% per annum, effective October 1, 2001. This undertaking may be amended or withdrawn at any time.
-------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement
with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                               Aggregate         Class A    Commissions     Commissions     Commissions
                               Front-End       Front-End     on Class A      on Class B      on Class C
                           Sales Charges   Sales Charges         Shares          Shares          Shares
                              on Class A     Retained by    Advanced by     Advanced by     Advanced by
Year Ended                        Shares     Distributor    Distributor(1)  Distributor(1)  Distributor(1)
----------------------------------------------------------------------------------------------------------
December 31, 2001            $17,868,015      $2,695,893     $1,143,154     $16,428,018      $2,028,152

1. The Distributor advances commission payments to dealers for certain sales of
Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale

                                  Class A                   Class B                   Class C
                      Contingent Deferred       Contingent Deferred       Contingent Deferred
                            Sales Charges             Sales Charges             Sales Charges
Year Ended        Retained by Distributor   Retained by Distributor   Retained by Distributor
----------------------------------------------------------------------------------------------
December 31, 2001                $ 54,854               $ 1,783,196                  $ 96,365

The Fund has adopted a Service Plan for Class A shares and Distribution and
Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment
Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                         51 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued

===============================================================================
4. Fees and Other Transactions with Affiliates Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of
Class A shares purchased. Currently, the Board of Trustees has limited the rate to 0.15% per year on Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the year ended
December 31, 2001, payments under the Class A plan totaled $5,749,303, all of which were paid by the Distributor to recipients, and included $40,825 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
-------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares.
The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on
Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the
Fund under the plans. If any plan is terminated by the Fund, the Board of
Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended December 31, 2001, were as follows:

                                                                       Distributor's
                                                       Distributor's       Aggregate
                                                           Aggregate    Unreimbursed
                                                        Unreimbursed    Expenses as%
                    Total Payments   Amount Retained        Expenses   of Net Assets
                        Under Plan    by Distributor      Under Plan        of Class
--------------------------------------------------------------------------------------
Class B Plan            $9,964,784        $7,473,055     $44,186,463            3.82%
Class C Plan             3,556,016         1,053,996       7,192,741            1.68

                         52 | ROCHESTER FUND MUNICIPALS

===============================================================================
5. Illiquid Securities
As of December 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of
December 31, 2001, was $598,627,893, which represents 10.56% of the Fund's net assets.
-------------------------------------------------------------------------------
6. Bank Borrowings
The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other
Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $250 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%.
The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
      The Fund had borrowings outstanding of $77,000,000 as of December 31,
2001. For the year ended December 31, 2001, the average monthly loan balance was $22,650,045 at an average interest rate of 4.431%. The Fund had gross borrowings and gross loan repayments of $864,200,000 and $853,600,000, respectively, during the year ended December 31,2001. The maximum amount of borrowings outstanding at any month end was $77,000,000.

                         53 | ROCHESTER FUND MUNICIPALS

                                                             A-6
                                                         Appendix A

                                             MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM BOND RATINGS

Aaa: Bonds rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the of "Aaa" securities.

A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:  Bonds rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier
"1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

SHORT-TERM RATINGS - U.S. TAX-EXEMPT MUNICIPALS

There are three ratings for short-term obligations that are investment grade. Short-term speculative obligations are designated "SG." For variable rate demand obligations, a two-component rating is assigned. The first (MIG) element represents an evaluation by Moody's of the degree of risk associated with scheduled principal and interest payments. The second element (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG:  Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

|X|      Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's")

LONG-TERM CREDIT RATINGS

AAA: Bonds rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated `A' are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB'
indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated `BB' are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated `B' are more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated `CCC' are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Bonds rated `CC' are currently highly vulnerable to nonpayment.

C: The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated `D' are in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.
p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
r: The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options;
and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

SHORT-TERM ISSUE CREDIT RATINGS

SP-1:  Strong  capacity to pay principal and  interest.  An issue with a very strong  capacity to pay debt service is given a
(+) designation.

SP-2:  Satisfactory  capacity to pay  principal  and  interest,  with some  vulnerability  to adverse  financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.

INTERNATIONAL LONG-TERM CREDIT RATINGS

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.
F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                                             B-1
                                                         Appendix B

                                           Municipal Bond Industry Classifications

Adult Living Facilities
Airlines
Bond Anticipation Notes
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Hotels/Gaming
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Paper
Parking Fee Revenue
Pollution Control
Resource Recovery
Revenue Anticipation Notes
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Tax Anticipation Notes
Tax & Revenue Anticipation Notes
Telephone Utilities
Water Utilities

                                                            C-12
                                                         Appendix C

                               OppenheimerFunds Special Sales Charge Arrangements and Waivers
                               --------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the
"Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of
the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1)   plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
         2)   non-qualified deferred compensation plans,
         3)   employee benefit plans3
         4)   Group Retirement Plans4
         5)   403(b)(7) custodial plan accounts
         6)   Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

                       I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
-----------------------------------------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the
Class A Contingent Deferred Sales Charge (unless a waiver applies).

     There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months
(24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under
"Class A Contingent Deferred Sales Charge."5 This waiver provision applies to:
|_|      Purchases of Class A shares aggregating $1 million or more.
|_|      Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or
         403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1)   through a broker, dealer, bank or registered investment advisor that has made special arrangements with the
              Distributor for those purchases, or
         2)   by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1)   The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as
              "Applicable Investments").
         2)   The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable
              Investments.
         3)   The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the
              Merrill Lynch plan conversion manager).
|_|      Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before March 1, 2001.

                                  II. Waivers of Class A Sales Charges of Oppenheimer Funds
-----------------------------------------------------------------------------------------------------------------------------

A.   Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|      The Manager or its affiliates.
|_|      Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the
         Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
         relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|      Investment advisors and financial planners who have entered into an agreement for this purpose with the
         Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|      A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|      Dealers, brokers, banks, or registered investment advisors that have entered into an agreement with the
         Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment advisor provides administration services.
|-|

     Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a
         Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_|      A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December
         31, 1996.

B.   Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the
         Fund is a party.
|_|      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other
         Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|      Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the
         Distributor may require evidence of qualification for this waiver.
|_|      Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust
         Series.
|_|      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the
         Manager or an affiliate acts as sponsor.

C.   Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|      To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_|      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1)   Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary.
              The death or disability must occur after the participant's account was established.
         2)   To return excess contributions.
         3)   To return contributions made due to a mistake of fact.
         4)   Hardship withdrawals, as defined in the plan.6
         5)   Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an
              IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
         6)   To meet the minimum distribution requirements of the Internal Revenue Code.
         7)   To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
         8)   For loans to participants or beneficiaries.
         9)   Separation from service.7
         10)  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
         11)  Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an
              OppenheimerFunds-sponsored IRA.
|_|      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

                        III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
-------------------------------------------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|      Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable
         Prospectus.
|_|      Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the
         Distributor allowing this waiver.
|_|      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by
         Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|      Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.
|_|      Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:
         1)   Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary.
              The death or disability must occur after the participant's account was established in an Oppenheimer fund.
         2)   To return excess contributions made to a participant's account.
         3)   To return contributions made due to a mistake of fact.
         4)   To make hardship withdrawals, as defined in the plan.9
         5)   To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
         6)   To meet the minimum distribution requirements of the Internal Revenue Code.
         7)   To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
         8)   For loans to participants or beneficiaries.10
         9)   On account of the participant's separation from service.11
         10)  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
         11)  Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)  For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)  Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a
         Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|      Shares sold to the Manager or its affiliates.
|_|      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Shares issued in plans of reorganization to which the Fund is a party.
|_|      Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

  IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest
                                                       for Value Funds
-----------------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the
Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for
Value Funds. Those funds include:
     Oppenheimer Quest Value Fund, Inc.              Oppenheimer Small Cap Value Fund
     Oppenheimer Quest Balanced Value Fund           Oppenheimer Quest Global Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

     Quest for Value U.S. Government Income Fund              Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund           Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                       Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|      acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former
         Quest for Value Funds, or
|_|      purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.   Reductions or Waivers of Class A Sales Charges.

|X|      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

-----------------------------------------------------------------------------------------------------------------------------
         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|      Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o        Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o        Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the
                  Unified Funds.

|X|      Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any
Former Quest for Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement
Income Security Act of 1974 and regulations adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|      Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o        withdrawals  under an  automatic  withdrawal  plan  holding  only  either  Class B or Class C shares  if the  annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o        liquidation of a  shareholder's  account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|      Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the
following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o        redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o        withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

         V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of
                                           Connecticut Mutual Investment Accounts, Inc.
-------------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment advisor to the
Former Connecticut Mutual Funds:
     Connecticut Mutual Liquid Account      Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account            CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account      CMIA Diversified Income Account

A.   Prior Class A CDSC and Class A Sales Charge Waivers.

|X|      Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual
Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the
"prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A
CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
         1)   persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on
              Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former
              Connecticut Mutual Funds, and
         2)   persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

         Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.
|X|

         Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1)   any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former
              Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined
              Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
         2)   any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3)   Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
         4)   employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
         5)   one or more members of a group of at least 1,000 persons (and persons who are retirees from such group)
              engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6)   an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former
Connecticut Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
     1)  by the estate of a deceased shareholder;
     2)  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
     3)  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under
         Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
     4)  as tax-free returns of excess contributions to such retirement or employee benefit plans;
     5)  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
     6)  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
     7)  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
     8)  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
     9)  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of
         Incorporation, or as adopted by the Board of Directors of the Fund.

                 VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and
Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance
America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

             VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund
-----------------------------------------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|      the Manager and its affiliates,
|_|      present or former officers, directors, trustees and employees (and their "immediate families" as defined in the
         Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|      employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|      dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|      dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative service.

Rochester Fund Municipals

Internet Website
     WWW.OPPENHEIMERFUNDS.COM
     ------------------------

Investment Advisor
       OppenheimerFunds, Inc.
       498 Seventh Avenue
       New York, New York 10018

Distributor
       OppenheimerFunds Distributor, Inc.
       498 Seventh Avenue
       New York, New York 10018

Transfer Agent
       OppenheimerFunds Services
       P.O. Box 5270
       Denver, Colorado 80217
       1.800.525.7048

Custodian Bank
       Citibank, N.A.
       399 Park Avenue
       New York, New York 10043

Independent Auditors
       KPMG LLP
       707 Seventeenth Street
       Denver, Colorado 80202

Legal Counsel
       Mayer, Brown, Rowe & Maw
       1675 Broadway
       New York, New York 10019

1234

PX0365.001.0402

--------
1 Mr. Cannon is a Trustee of Rochester Fund Municipals, Limited-Term New York Municipal Fund and Convertible Securities
Fund.
2 The address of each Trustee is 6803 S. Tucson Way, Englewood, CO 80112-3924.
3 Each Trustee serves for an indefinite term, until his or her resignation, death or removal.
4 The address of the Officers is as follows: Messrs. Murphy, Molleur and Zack and Ms. Feld is 498 Seventh Avenue, New York,
NY 10018; Mr. Wixted and Ms. Ives is 6803 S. Tucson Way, Englewood, CO 80112-3924; Messrs. Fielding and Tanner is 350
Linden Oaks, Rochester, NY 14625.
5 Each Officer serves for an annual term or until his or her resignation, death or removal.
6 In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of
Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
1 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
3 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue
Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group
Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
5 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more
Oppenheimer funds held by the Plan for more than one year.
6 This provision does not apply to IRAs.
7 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
8 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
9 This provision does not apply to IRAs.
10 This provision does not apply to loans from 403(b)(7) custodial plans.
11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.